As filed with the Securities and Exchange Commission on April 25, 2001

Registration No. 333-46294

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM S-6
FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF UNIT INVESTMENT TRUSTS
REGISTERED ON FORM N-8B-2

Post-effective Amendment No. 1
_________________
SOUTHLAND SEPARATE ACCOUNT L1
(Exact Name of Trust)

SOUTHLAND LIFE INSURANCE COMPANY
(Name of Depositor)
1290 Broadway
Denver, CO 80203
(Address of Depositor's Principal Executive Offices)

Copy to:
GARY W. WAGGONER, ESQ.	KIMBERLY J. SMITH, ESQ.
Southland Life Insurance Company	Sutherland Asbill & Brennan LLP
1290 Broadway	1275 Pennsylvania Avenue, NW
Denver, CO 80203	Washington, D.C. 20004-2415
(202) 383-0314

(Name and Address of Agent for Service)

____________________________

It is proposed that this filing will become effective:

on ____________, 2001 pursuant to paragraph (a) of Rule 485
60 days after filing pursuant to paragraph (a) of Rule 485
X	on May 1, 2001 pursuant to paragraph (b) of Rule 485
immediately upon filing pursuant to paragraph (b) of Rule 485 this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of securities being registered: Survivor Dimensions variable life insurance policies.

SOUTHLAND SEPARATE ACCOUNT L1 (File No. 333-46294)
Cross-Reference Table

Form N-8B-2 Item No.	Caption in Prospectus

1, 2	Cover; Southland Life Insurance Company; Southland Life Separate Account L1

3	Inapplicable

4	Southland Life Insurance Company

5, 6	Southland Life Separate Account L1

7	Inapplicable

8	Financial Statements

9	Inapplicable

10(a), (b), (c), (d), (e)	Policy Summary; Policy Values; Determining Values in the Variable Division; Charges and Deductions; Surrender; Partial Withdrawals; Guaranteed Interest Division; Transfers of Account Value; Right to Exchange Policy; Lapse; Reinstatement; Premium Payments

10(f)	Voting Privileges; Right to Change Operations

10(g), (h)	Right to Change Operations

10(i)	Tax Considerations; Detailed Information about the Policy; General Policy Provisions; Guaranteed Interest Division

11, 12	Southland Life Separate Account L1

13	Policy Summary; Charges and Deductions; Group or Sponsored Arrangements, or Corporate Purchasers

14, 15	Policy Summary; Free Look Period; General Policy Provisions; Applying for a Policy

16	Premium Payments; Allocation of Net Premiums; How We Calculate Accumulation Unit Values

17	Premium Payments Affect Your Coverage; Surrender; Partial Withdrawals

18	Policy Summary; Tax Considerations; Detailed Information about the Policy; Southland Life Separate Account L1; Persistency Refund

19	Reports to Owners; Notification and Claims Procedures; Performance Information (Appendix B)

20	See 10(g) & 10(a)

21	Policy Loans

22	Policy Summary; Premium Payments; Grace Period; Southland Life Separate Account L1; Detailed Information about the Policy

23	Inapplicable

24	Inapplicable

25	Southland Life Insurance Company

26	Inapplicable

27, 28, 29, 30	Southland Life Insurance Company

31, 32, 33, 34	Inapplicable

35	Inapplicable

36	Inapplicable

37	Inapplicable

38, 39, 40, 41(a)	General Policy Provisions; Distribution of the Policies; Southland Life Insurance Company

41(b), 41(c), 42, 43	Inapplicable

44	Determining Values in the Variable Division;
How We Calculate Accumulation Unit Values

45	Inapplicable

46	Partial Withdrawals; Detailed Information about the Policy

47, 48, 49, 50	Inapplicable

51	Detailed Information about the Policy

52	Determining Values in the Variable Division; Right to Change Operations

53(a)	Tax Considerations

53(b), 54, 55	Inapplicable

56, 57, 58	Inapplicable

59	Financial Statements

Prospectus

SURVIVOR DIMENSIONS VARIABLE UNIVERSAL LIFE
A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by

Southland Life Insurance Company
and
Southland Separate Account L1

Consider carefully the policy charges, deductions, and refunds beginning on page 47 in this prospectus.

You should read this prospectus and keep it for future reference. A prospectus for each underlying investment portfolio must accompany and should be read together with this prospectus.

This policy is not available in all jurisdictions. This policy is not offered in any jurisdiction where this type of offering is not legal. Depending on the state where it is issued, policy features may vary. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

We offer other products to insure the lives of two people which may or may not better match your needs and interests.

Replacing your existing life insurance policy(ies) with this policy may not be beneficial to you. Your existing policy may be subject to fees or penalties upon surrender or cancellation.

Your Policy

  is a flexible premium variable joint and survivor universal life insurance policy;
  is issued on two lives on whom insurance coverage may continue, in whole or in part, until both have died;
  is issued by Southland Life Insurance Company;
  is guaranteed not to lapse during the first five policy years if you meet certain requirements; and
  is returnable by you during the free look period if you are not satisfied.

Your Premium Payments

  are flexible, so the premium amount and frequency may vary;
  are allocated to variable investment options and the guaranteed interest division, based on your instructions;
  are subject to specified deductions.

Your Account Value

  is the sum of your holdings in the variable division, the guaranteed interest division and the loan division;
  has no guaranteed minimum value under the variable division. The value varies with the value of the underlying investment portfolio;
  has a minimum guaranteed rate of return under the guaranteed interest division only; and
  is subject to specified expenses and charges, including possible surrender charges.

Death Proceeds

  are paid if the policy is in force at the death of the second of the two insured people;
  are equal to the death benefit minus an outstanding policy loan, accrued loan interest and unpaid charges incurred before the second insured person dies;
  are calculated under your choice of options;
       * Option A - a fixed minimum death benefit;
       * Option B - a stated death benefit plus your account value; and
  are generally not federally income taxed if your policy continues to meet the federal income tax definition of life insurance.

Neither the SEC nor any state securities commission has approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This life insurance policy IS NOT a bank deposit or obligation, federally insured or backed by any bank or government agency.

Date of Prospectus May 1, 2001

ISSUED BY:	Southland Life Insurance Company 1290 Broadway Denver, CO 80203-5699	UNDERWRITTEN BY:	ING America Equities, Inc. 1290 Broadway Denver, CO 80203-5699 (303) 860-2000
THROUGH ITS:	Southland Separate Account L1
ADMINISTERED BY:	Southland Customer Service Center P.O. Box 173789 Denver, CO 80217-3789 (800) 224-3035

Survivor Dimensions      2

TABLE OF CONTENTS

          POLICY SUMMARY     4
               Your Policy     4
               Free Look Period     4
               Premium Payments     4
               Charges and Deductions     4
               Guaranteed Interest Division     6
               Variable Division     6
               Policy Values     9
               Transfers of Account Value     9
               Special Policy Features     9
               Policy Modification, Termination and Continuation Features     10
               Death Benefits     10
               Tax Considerations     10

          SOUTHLAND LIFE, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS     13
               Southland Life Separate Account L1     13
               Investment Portfolio Objectives     14
               Guaranteed Interest Division     19

          DETAILED INFORMATION ABOUT THE POLICY     20
               Applying for a Policy     20
               Temporary Insurance     20
               Policy Issuance     21
               Premium Payments     22
               Premium Payments Affect Your Coverage     24
               Death Benefits     24
               Riders     28
               Special Features     30
               Policy Values     33
               Transfers of Account Value     34
               Dollar Cost Averaging     35
               Automatic Rebalancing     36
               Policy Loans     37
               Partial Withdrawals     38
               Lapse     39
               Reinstatement     40
               Surrender     41
               General Policy Provisions     41
                    Free Look Period     41
                    Your Policy     41
                    Age     41
                    Ownership     42
                    Beneficiaries     42
                    Collateral Assignment     42
                    Incontestability     42
                    Misstatements of Age or Gender     42
                    Transaction Processing     43
                    Notification and Claims Procedures     43
                    Telephone Privileges     43
                    Non-participation     44
                    Distribution of the Policies     44
                    Advertising Practices and Sales Literature      44
                    Settlement Provisions     45
               Administrative Information About the Policy     45

          CHARGES AND DEDUCTIONS     47
               Deductions from Premiums     47
               Daily Deductions from the Separate Account     48
               Monthly Deductions from Account Value     48
               Surrender Charge     49
               Group or Sponsored Arrangements, or Corporate Purchasers     51

          TAX CONSIDERATIONS     52
               Tax Status of the Policy     52
               Diversification and Investor Control Requirements      52
               Tax Treatment of Policy     53
               Death Benefits     53
               Modified Endowment Contracts     53
               Multiple Policies     53
               Distributions Other than Death Benefits from Modified Endowment Contracts     54
               Distributions Other than Death Benefits from Policies That Are Not Modified Endowment Contracts     54
               Investment in the Policy     54
               Policy Loans     54
               Continuation of Policy Beyond     54
               Age 100     54
               Section 1035 Exchanges     54
               Taxation of Policy Splits     55
               Tax-exempt Policy Owners     55
               Possible Tax Law Changes     55
               Changes to Comply with the Law     55
               Other     55

          ADDITIONAL INFORMATION     57
               Directors and Officers     57
               Regulation     58
               Legal Matters     58
               Legal Proceedings     58
               Experts     58
               Registration Statement     58

          FINANCIAL STATEMENTS     59

          APPENDIX A     148

          APPENDIX B     149

Survivor Dimensions      3

POLICY SUMMARY

Your Policy

Your policy provides life insurance protection on the lives of two insured people and insurance coverage may continue until both have died. The policy includes the basic policy, applications and riders or endorsements. As long as the policy remains in force, we pay a death benefit after the death of the second of the insured people. While your policy is in force, you may access a portion of your policy value by taking loans or partial withdrawals. You may surrender your policy for its net cash surrender value. At the policy anniversary nearest the younger insured person's 100th birthday you may surrender the policy or choose the continuation of coverage option. See Continuation of Coverage, page 32.

Life insurance is not a short-term investment. You should evaluate your need for life insurance coverage and this policy's long-term investment potential and risks before purchasing a policy.

We pay compensation to firms for sales of this policy. See Distribution of the Policies, page 44.

Free Look Period

Within limits as specified by law, you have the right to examine your policy and return it for a refund of all premium we have received or the account value, if you are not satisfied for any reason. The policy is then void. See Free Look Period, page 41.

Premium Payments

The policy is a flexible premium policy because the amount and frequency of the premium payments you make may vary within limits. You must make a premium payment for us to issue your policy. You may need to make additional payments to keep your policy in force.

The amount of premium you pay affects the length of time your policy remains in force. See Premium Payments, page 22.

Allocation of Net Premiums

This policy has premium-based charges which are subtracted from your payments. We add the balance, or net premium, to your policy based on your investment instructions. You may allocate the net premium among one or more variable investment options and the guaranteed interest division. See Allocation of Net Premiums, page 23.

Charges and Deductions

All charges presented here are guaranteed unless stated otherwise.

________________________

This summary highlights some of the important points about your policy. The policy is more fully described in the attached, complete prospectus. Please read it carefully. "We," "us," "our," and the "company" refer to Southland Life Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured people's lifetimes.

State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center or your agent/registered representative.

Survivor Dimensions      4

Charges

Other Than Investment Portfolio Annual Expenses
(See Charges and Deductions, page 47)

Deductions from Premiums
Charge	When Charge is Deducted	Amount Deducted	Policies Affected
Tax Charge State and local taxes Estimated federal tax treatment of deferred acquisition costs	Each premium payment received	2.5% of premium 1.5% of premium	All policies
Maximum Sales Charge	Each premium payment received	Percentage of policy or segment premium up to target premium and above target premium: year 1-10 up to target 4.0%, above target 2%; year 11+, 2% of all premium received.	All policies
Policy Charges
Charge	When Charge is Deducted	Amount Deducted	Policies Affected
Mortality & Expense Risk Charge	Daily, included in unit value calculation	Percentage of account value in variable division. 0.002466% daily (0.90% annually)	All policies
Policy Charge	Monthly from account value	$15 per month for first ten policy years and $9 per month thereafter.	All policies
Monthly Administrative Charge	Monthly from account value	$0.085 per $1,000 death benefit for the first ten policy years. $0.015 per $1,000 death benefit for policy years eleven through twenty and none thereafter. Applies to first $2,500,000 of death benefit.	All policies
Cost of Insurance Charge	Monthly from account value	Varies based on age, gender, policy duration, amount of target death benefit and premium class. Maximum rates are never more than policy guaranteed maximum rates.	All policies
Guaranteed Minimum Death Benefit Charge	Monthly from account value	$0.005 per $1,000 of stated death benefit per month.	Policies electing this feature
Rider Charges	Monthly from account value	Varies depending on the rider benefits you choose.	Policies electing rider with charges

Survivor Dimensions      5

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted	Policies Affected
Partial Withdrawal Fee	Upon withdrawal from account value	2% of withdrawal up to $25.	Policies taking partial withdrawals
Excess Illustration Fee	Transaction date from account value	$25 each.	Policies requesting more than one (free) illustration per policy year.
Surrender Charge	During the first 14 policy or segment years, from account value if (i) a partial or full surrender is made or (ii) upon a decrease in death benefit.	A dollar amount per $1,000 stated death benefit and a percentage of surrender charge target premium. Maximum of 100% of surrender target premium in first 5 years.	All policies that are surrendered during the applicable time period.

Guaranteed Interest Division

The guaranteed interest division guarantees principal and is part of our general account. Amounts you direct into the guaranteed interest division are credited with interest at a fixed rate. See Guaranteed Interest Division, page 19.

Variable Division

If you invest in the variable investment options, you may make or lose money depending on market conditions. The variable investment options are described in the prospectuses for the underlying investment portfolios. Each investment portfolio has its own investment objective. See Investment Portfolio Objectives, page 14.

The separate account purchases shares of the underlying investment portfolios, at net asset value. This price reflects 12b-1 fees, investment management fees and other direct expenses deducted from the portfolio assets. This table describes these fees and expenses in gross amounts and net amounts after waiver or reimbursement of fees or expenses by the investment portfolio advisers. Waivers or reimbursements are voluntary and subject to change. The portfolio expense information was provided to us by the portfolios and we have not independently verified this information.

These expenses are not direct charges against variable division assets or reductions from contract values; rather these expenses are deducted in computing each underlying portfolio's net asset value, which is the share price used to calculate the unit values of the variable investment options. For a more complete description of the portfolios' costs and expenses, see the prospectuses for the portfolios.

We receive 12b-1 fees from some investment portfolios. Some investment portfolio advisers and distributors (or their affiliates) may pay us compensation for servicing, distribution, administration or other expenses. The amount of compensation is usually based on the aggregate assets of the investment portfolio from contracts that we issue or administer. Some advisers and distributors may pay us more or less than others. These advisers include AIM Advisors, Inc., Fidelity Management & Research Company, Fred Alger Management Inc., Directed Services Inc., INVESCO Funds Group Inc., and Van Eck Associates Corporation.

Survivor Dimensions      6

Investment Portfolio Annual Expenses (As a Percentage of Portfolio Average Net Assets)

Portfolio	Investment Management Fees	12b-1 Fees	Other Expenses	Total Portfolio Expenses	Fees and Expenses Waived or Reimbursed	Total Net Portfolio Expenses
The Alger American Fund
Alger American Growth Portfolio	0.75%	0.0%	0.04%	0.79%	N/A	0.79%
Alger American Leveraged AllCap Portfolio	0.85%	0.0%	0.05%	0.90%	N/A	0.90%
Alger American MidCap Growth Portfolio	0.80%	0.0%	0.04%	0.84%	N/A	0.84%
Alger American Small Capitalization Portfolio	0.85%	0.0%	0.05%	0.90%	N/A	0.90%
Fidelity Variable Insurance Products Fund
VIP Equity-Income Service Class [1]	0.48%	0.10%	0.08%	0.66%	N/A	0.66%
VIP Growth Service Class [1]	0.57%	0.10%	0.09%	0.76%	N/A	0.76%
VIP High Income Service Class	0.58%	0.10%	0.10%	0.78%	N/A	0.78%
VIP Overseas Service Class [1]	0.72%	0.10%	0.17%	0.99%	N/A	0.99%
Fidelity Variable Insurance Products Fund II
VIP II Asset Manager Service Class [1]	0.53%	0.10%	0.09%	0.72%	N/A	0.72%
VIP II Contrafund Service Class [1]	0.57%	0.10%	0.09%	0.76%	N/A	0.76%
VIP II Index 500 [2]	0.24%	N/A	0.09%	0.33%	N/A	0.33%
VIP II Investment Grade Bond	0.43%	N/A	0.11%	0.54%	N/A	0.54%
The GCG Trust [3]
Fully Managed	0.94%	N/A	0.01%	0.95%	N/A	0.95%
Liquid Asset Portfolio	0.54%	N/A	0.01%	0.55%	N/A	0.55%
Mid-Cap Growth Portfolio	0.88%	N/A	0.01%	0.89%	N/A	0.89%
Research Portfolio	0.88%	N/A	0.01%	0.89%	N/A	0.89%
Total Return Portfolio	0.88%	N/A	0.01%	0.89%	N/A	0.89%
INVESCO Variable Investment Funds, Inc.
INVESCO VIF-Equity Income Fund [4]	0.75%	N/A	0.33%	1.08%	0.00%	1.08%
INVESCO VIF-Utilities Fund [4,5]	0.60%	N/A	0.81%	1.41%	0.19%	1.22%
Janus Aspen Series Service Shares [6]
Janus Aspen Aggressive Growth	0.65%	0.25%	0.02%	0.92%	N/A	0.92%
Janus Aspen Balanced	0.65%	0.25%	0.02%	0.92%	N/A	0.92%
Janus Aspen Growth	0.65%	0.25%	0.02%	0.92%	N/A	0.92%
Janus Aspen International Growth	0.65%	0.25%	0.06%	0.96%	N/A	0.96%
Janus Aspen Worldwide Growth	0.65%	0.25%	0.05%	0.95%	N/A	0.95%
Pilgrim Variable Products Trust [7]
Growth Opportunities Portfolio [8]	0.75%	N/A	1.44%	2.19%	1.29%	0.90%
MagnaCap Portfolio [8]	0.75%	N/A	7.15%	7.90%	7.00%	0.90%
MidCap Opportunities Portfolio [8]	0.75%	N/A	5.01%	5.76%	4.86%	0.90%
SmallCap Opportunities Portfolio [8]	0.75%	N/A	0.23%	0.98%	0.08%	0.90%

Survivor Dimensions      7

Portfolio	Investment Management Fees	12b-1 Fees	Other Expenses	Total Portfolio Expenses	Fees and Expenses Waived or Reimbursed	Total Net Portfolio Expenses
Putnam Variable Trust
Putnam VT Growth and Income Fund - Class IB Shares [9]	0.46%	0.25%	0.04%	0.75%	N/A	0.75%
Putnam VT New Opportunities Fund - Class IB Shares [9]	0.52%	0.25%	0.05%	0.82%	N/A	0.82%
Putnam VT Small Cap Value Fund - Class IB Shares [9]	0.80%	0.25%	0.30%	1.35%	N/A	1.35%
Putnam VT Voyager Fund - Class IB Shares [9]	0.51%	0.25%	0.05%	0.81%	N/A	0.81%
Southland Life Insurance Company
Guaranteed Interest Division	N/A	N/A	N/A	N/A	N/A	N/A

____________________________

1     Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

2     The fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Including this reimbursement, the annual class operating expenses were 0.28%. This arrangement may be discontinued by the fund's manager at any time.

3     The GCG Trust pays Directed Services, Inc. ("DSI"), for its services a monthly management fee based on the annual rates of the average daily net assets of the investment portfolios. DSI (and not the GCG Trust) in turn pays each portfolio manager a monthly fee for managing the assets of the portfolios.

4     The Portfolios' "Other Expenses" and "Total Portfolio Expenses" were lower than the figure shown because their custodian fees were reduced under expense offset arrangements.

5     INVESCO absorbed a portion of VIF-Utilities Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.62% and 1.22%, respectively.

6     Janus Aspen Service Shares has a distribution plan or "Rule 12b-1 plan" which is described in the funds' prospectuses. Expenses are based on expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for those portfolios. All expenses are shown without the effect of any expense offset arrangements.

7     The table shows the estimated operating expenses for each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year and fee waivers to which the Adviser has agreed for each Portfolio.

8     ING Pilgrim Investments has entered into written expense limitation agreements with each Portfolio which it advises under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments within three years. The expense limit for each such Fund is shown as "Total Net Portfolio Expenses." For each Portfolio, the expense limits will continue through at least December 31, 2001.

9     Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.15% of average net assets.

Survivor Dimensions      8

Policy Values

Your account value is the amount you have in the guaranteed interest division, plus the amount you have in each variable investment option. If you have an outstanding policy loan, your account value includes the amount in the loan division. See Policy Values, page 33, and Partial Withdrawals, page 38.

Your Account Value in the Variable Division

Accumulation units are the way we measure value in the variable division. Accumulation unit value is the value of one unit of a variable investment option on a valuation date. Each variable investment option has a different accumulation unit value. See Determining Values in the Variable Division, page 33.

The accumulation unit value for each variable investment option reflects the investment performance of the underlying investment portfolio during the valuation period. Each accumulation unit value reflects reductions for the asset-based charges under the policy and the expenses of the investment portfolios. See Determining Values in the Variable Division, page 33, and How We Calculate Accumulation Unit Values, page 34.

Transfers of Account Value

You may make transfers among the variable investment options or to the guaranteed interest division. There are restrictions on transfers from the guaranteed interest division. See Transfers of Account Value, page 34.

Special Policy Features

Designated Deduction Option

You may designate one investment option from which we will take all of your monthly deductions. See Designated Deduction Option, page 30.

Riders

You may add benefits to your policy by rider. In most cases, we deduct a monthly charge from your account value for these benefits. See Riders, page 28.

Dollar Cost Averaging

Dollar cost averaging is a systematic plan of transferring account value to selected investment options. It is intended to protect your policy value from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. See Dollar Cost Averaging, page 35.

Automatic Rebalancing

Automatic rebalancing periodically reallocates your account value among your selected investment options to maintain your specified distribution of account value among those investment options. Automatic rebalancing is free. See Automatic Rebalancing, page 36.

Loans

You may take a loan against your policy's net cash surrender value. We charge an annual loan interest rate of 4% for preferred loans and 6% for non-preferred loans. We credit an annual interest rate of 4% on amounts held in the loan account as collateral for your loan. See Policy Loans, page 37.

Policy loans may reduce your policy's death benefit and may cause your policy to lapse.

A loan may have tax consequences if the policy is modified endowment contract. See Tax Considerations, page 52.

Partial Withdrawals

You may withdraw part of your net cash surrender value after your first policy anniversary. You may make up to twelve partial withdrawals per policy year. Partial withdrawals may reduce your policy's death benefit, incur a fee and will reduce your account value. See Partial Withdrawals, page 38.

Some policies with a high account value may qualify for a partial withdrawal before the first policy anniversary. Partial withdrawals may have tax consequences. See Tax Considerations, page 52.

Persistency Refund

After your tenth policy anniversary, where permitted by law, we add a persistency refund to your account value. See Persistency Refund, page 32.

Survivor Dimensions      9

Policy Modification, Termination and Continuation Features

Right to Exchange Policy

For 24 months after the policy date you may exchange your policy for a guaranteed policy, unless state law requires differently. There is no charge for this exchange. See Right to Exchange Policy, page 32.

Policy Split Option

Under certain circumstances, you may split your policy into two separate life insurance policies each insuring the life of one person. This split may occur upon divorce between the two insured people, business dissolution, or a possible adverse future change in the tax law, unless law requires otherwise. The policy split option is free. See Policy Split Option, page 31.

Surrender

You may surrender your policy for its net cash surrender value at any time before the death of the second of the insured people. All insurance coverage ends on the date we receive your request. See Surrender, page 41.

Surrenders may have tax consequences. See Tax Considerations, page 52.

Lapse

In general, insurance coverage continues as long as your net cash surrender value is enough to pay the monthly deductions. However, your policy and its riders are guaranteed not to lapse during the first five years of your policy if the conditions of the special continuation period have been met. See Lapse, page 39, and Special Continuation Period, page 23.

Policy lapses may have tax consequences. See Tax Considerations, page 52.

Reinstatement

You may reinstate your policy and its riders within five years of its lapse if you still own it and the insured people are still living and meet our underwriting requirements. You will need to give proof of insurability and pay required reinstatement premiums.

If you had a policy loan existing when coverage ended, we will reinstate it with accrued loan interest to the date of the lapse. See Reinstatement, page 40.

Policy Maturity

If at least one of the insured people is still living on the policy anniversary nearest the younger insured person's 100th birthday (the maturity date) and you do not choose to let the continuation of coverage feature become effective, you must surrender your policy. We will pay the net account value. Your policy then ends. See Policy Maturity, page 32.

Continuation of Coverage

At the policy anniversary nearest the younger insured person's 100th birthday, you may choose to let the continuation of coverage feature become effective. See Continuation of Coverage, page 32.

You should consult a qualified tax adviser before you allow the continuation of coverage feature to become effective.

Death Benefits

After the death of the second of the two insured people, we pay death proceeds to the beneficiaries if your policy is still in force. The base death benefit varies based on the death benefit option you have chosen.

We generally require a minimum total death benefit of $250,000 to issue your policy. If you have an adjustable term insurance rider, the minimum stated death benefit required is $100,000, as long as your total death benefit is at least $250,000.

You may change your death benefit amount while your policy is in force, subject to certain restrictions. See Changes in Death Benefit Amounts, page 27.

Tax Considerations

Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. See Tax Status of the Policy, page 52.

Survivor Dimensions      10

Assuming the policy qualifies as a life insurance contract under current federal income tax law, your account value earnings are generally not subject to income tax as long as they remain within your policy. However depending on circumstances, the following events may cause taxable consequences to you:

  partial withdrawals
  surrender
  lapse.

In addition, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well. See Modified Endowment Contracts, page 24.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. A business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

You should consult a qualified legal or tax adviser before you purchase your policy.

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How the Policy Works

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SOUTHLAND LIFE, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS

Southland Life Insurance Company

Southland Life Insurance Company ("ING Southland Life") is a stock life insurance company organized under the laws of the State of Texas in 1908. Our administrative offices are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York and Vermont. At the close of 2000, the company had over $25.6 billion of life insurance in force. As of December 31, 2000, the total assets were over $2.5 billion and capital and surplus were over $109 million measured on a statutory basis of accounting, as prescribed or permitted by the Texas Department of Insurance.

ING Southland Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"). ING is one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands. It has consolidated assets over $604.6 billion on a Dutch (modified U.S.) generally accepted accounting principles basis, as of December 31, 2000.

ING offers a complete line of life insurance products, including:

  annuities
  individual life
  group life
  pension products
  market life reinsurance.

The principal underwriter and distributor for our policies is ING America Equities, Inc. ING America Equities is a stock corporation organized under the laws of the State of Colorado in 1993. It is a wholly owned subsidiary of ING Security Life (an affiliate) and is registered as a broker-dealer with the SEC and the NASD. ING America Equities, Inc., is located at 1290 Broadway, Denver, Colorado 80203-5699.

Southland Life Separate Account L1

Separate Account Structure

We established Southland Life Separate Account L1 (the "separate account") on February 25, 1994, under Texas insurance law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise our management of the separate account or ING Southland Life.

The separate account is used to support our variable life insurance policies and for other purposes allowed by law and regulation. We may offer other variable life insurance contracts with different benefits and charges that invest in the separate account. We do not discuss these contracts in this prospectus. The separate account may invest in other securities not available for the policy described in this prospectus.

The company owns all the assets in the separate account. We credit gains to or charge losses against the separate account without regard to performance of other investment accounts.

Order of Separate Account Liabilities

State law provides that we may not charge general account liabilities against separate account assets equal to its reserves and other liabilities. This means that if we ever become insolvent, the separate account assets will be used first to pay separate account policy claims. Only if separate account assets remain after these claims have been satisfied can these assets be used to pay other policy owners and creditors.

The separate account may have liabilities from assets credited to other variable life policies offered by the separate account. If the assets of the separate account are greater than required reserves and policy liabilities, we may transfer the excess to our general account.

Investment Options

There are three divisions: the variable division, the guaranteed interest division and the loan division.

Under the variable division, there are numerous variable investment options. See Southland Separate Account L1, page 13, and Investment Portfolio Objectives, page 14.

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Investment options include the variable and the guaranteed interest divisions, but not the loan division. The separate account has several variable investment options which invest in shares of underlying investment portfolios. The investment performance of a policy depends on the performance of the investment portfolios you choose.

Investment Portfolios

Each of the investment portfolios is a separate series of an open-end management investment company. The investment company receives investment advice from a registered investment adviser, who, other than Directed Services, Inc., and ING Pilgrim Investments, Inc., is not associated with us.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding." Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code ("IRC"). As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants.

If there is a material conflict, we will consider what should be done, including removing the investment portfolio from the separate account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.

Investment Portfolio Objectives

Each investment portfolio has a different investment objective that it tries to achieve by following its own investment strategy. The objectives and policies of each investment portfolio affect its return and its risks. We summarize the investment objectives for each investment portfolio here. With this prospectus, you must receive the current prospectus for each investment portfolio. You should read each investment portfolio prospectus.

Certain investment portfolios offered under this policy have investment objectives and policies similar to other funds managed by the portfolio's investment adviser. The investment results of a portfolio may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any investment portfolio will be comparable to those of another fund managed by the same investment adviser.

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective
Alger American Growth Portfolio	Investment Manager: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective
Alger American Leveraged AllCap Portfolio	Investment Manager: Fred Alger Management, Inc.	Seeks long-term capital appreciation by investing, under normal circumstances, in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
Alger American MidCap Growth Portfolio	Investment Manager: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.
Alger American Small Capitalization Portfolio	Investment Manager: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.
VIP Equity-Income Service Class Portfolio	Investment Company: Fidelity Variable Insurance Products Fund Investment Manager: Fidelity Management & Research Company	Seeks reasonable income and potential for capital appreciation. With a yield which exceeds the composite yield on the securities comprising the S&P® 500. Invests in domestic and foreign issuers. Invests at least 65% of total assets in income-producing equity securities, which tend to lead to investments in large cap "value" stocks. Potentially invests in other types of equity securities and debt securities, including lower-quality debt securities. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
VIP Growth Service Class Portfolio	Investment Company: Fidelity Variable Insurance Products Fund Investment Manager: Fidelity Management & Research Company	Seeks capital appreciation by investing in common stocks of companies that it believes have above-average growth potential, either domestic or foreign issuers.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective
VIP High Income Service Class Portfolio	Investment Company: Fidelity Variable Insurance Products Fund Investment Manager: Fidelity Management & Research Company	Seeks a high level of current income while also considering growth of capital by investing in domestic and foreign issuers and companies in troubled or uncertain financial condition. Invests at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities with an emphasis on lower-quality debt securities. Potentially invests in non-income producing debt securities, including defaulted securities and common stocks. Uses fundamental analysis of each issuer's financial condition, industry position, market and economic conditions to select investments.
VIP Overseas Service Class Portfolio	Investment Company: Fidelity Variable Insurance Products Fund Investment Manager: Fidelity Management & Research Company	Seeks long-term growth of capital by investing at least 65% of total assets in foreign securities.
VIP II Asset Manager Service Class Portfolio	Investment Company: Fidelity Variable Insurance Products Fund II Investment Manager: Fidelity Management & Research Company	Seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
VIP II Contrafund Service Class Portfolio	Investment Company: Fidelity Variable Insurance Products Fund II Investment Manager: Fidelity Management & Research Company	Seeks long-term capital appreciation by investing primarily in common "growth" stocks or "value" stocks or both of domestic and foreign issuers. Invests in securities of companies whose value it believes is not fully recognized by the public. Uses fundamental analysis of each issuer's financial condition, industry position, market and economic conditions to select investments.
VIP II Index 500 Portfolio	Investment Company: Fidelity Variable Insurance Products Fund II Investment Manager: Fidelity Management & Research Company Sub-Advisor: Bankers Trust Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States as represented by the S&P® 500.
VIP II Investment Grade Bond Portfolio	Investment Company: Fidelity Variable Insurance Products Fund II Investment Manager: Fidelity Management & Research Company	Seeks as high level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment grade bonds. Allocates assets across different market sectors and maturities. Analyzes a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments. Manages the portfolio to have similar overall interest rate risk

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective
Fully Managed	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: T. Rowe Price Associates, Inc.	Seeks, over the long term, a high total investment return consistent with the preservation of capital and with prudent investment risk. Invests primarily in the common stocks of established companies believed by the portfolio manager to have above-average potential for capital growth.
Liquid Asset Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: ING Investment Management, LLC (an affiliate)	Seeks high level of current income consistent with the preservation of capital and liquidity. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Mid-Cap Growth Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: Massachusetts Financial Services Company	Seeks long-term growth of capital. Invests primarily in equity securities of companies with medium market capitalization which the portfolio manager believes have above-average growth potential.
Research Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: Massachusetts Financial Services Company	Seeks long-term growth of capital and future income. Invests 80% in common stocks or securities convertible into common stocks of companies believed to have better than average prospects for long-term growth, expected earnings or cash flow.
Total Return Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: Massachusetts Financial Services Company	Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Invests primarily in a combination of equity and fixed income securities.
VIF-Equity Income Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks high total return through both growth and current income by investing primarily in dividend-paying common and preferred stocks. The rest of the fund's assets are invested in debt securities, and lower-grade debt securities.
VIF-Utilities Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks capital appreciation and income by investing primarily in companies doing business in the utilities economic sector. The remainder of the fund's assets are not required to be invested in the utilities economic sector.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective
Aspen Aggressive Growth Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential and normally investing at least 50% of its equity assets in medium-sized companies which fall within the range of companies in the S&P® MidCap 400 Index.
Aspen Balanced Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital, consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio normally invests at least 25% of its assets in fixed-income securities.
Aspen Growth Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital in a manner consistent with preservation of capital by investing primarily in common stocks selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.
Aspen International Growth Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.
Aspen Worldwide Growth Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital in a manner consistent with preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even in a single country.
VP Growth Opportunities Portfolio	Investment Company: Pilgrim Variable Products Trust Investment Adviser: ING Pilgrim Investments, LLC	This fund seeks long-term growth of capital.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective
VP MagnaCap Portfolio	Investment Company: Pilgrim Variable Products Trust Investment Adviser: ING Pilgrim Investments, LLC	The fund seeks growth of capital with dividend income as a secondary consideration.
VP MidCap Opportunities Portfolio	Investment Company: Pilgrim Variable Products Trust Investment Adviser: ING Pilgrim Investments, LLC	This fund seeks long-term capital appreciation.
VP SmallCap Opportunities Portfolio	Investment Company: Pilgrim Variable Products Trust Investment Adviser: ING Pilgrim Investments, LLC	This fund seeks capital appreciation.
Putnam VT Growth and Income Fund - Class IB Shares	Investment Company: Putnam Variable Trust Investment Adviser: Putnam Investment Management, LLC	Seeks capital growth and current income by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.
Putnam VT New Opportunities Fund - Class IB Shares	Investment Company: Putnam Variable Trust Investment Adviser: Putnam Investment Management, LLC	Seeks long-term capital appreciation by investing mainly in commons stocks of U.S. companies with a focus on growth stocks within sectors believed to have high growth potential.
Putnam VT Small Cap Value Fund - Class IB Shares	Investment Company: Putnam Variable Trust Investment Adviser: Putnam Investment Management, LLC	Seeks capital appreciation by investing in common stocks of U.S. companies with a focus on value stocks.
Putnam VT Voyager Fund - Class IB Shares	Investment Company: Putnam Variable Trust Investment Adviser: Putnam Investment Management, LLC	Seeks to provide capital appreciation by investing in stocks of U.S. companies with a focus on growth stocks.

Guaranteed Interest Division

You may allocate all or a part of your net premium and transfer your net account value into the guaranteed interest division. The guaranteed interest division guarantees principal and is part of our general account. It pays interest at a fixed rate that we declare.

The general account contains all of our assets other than those held in the separate account (variable investment options) or other separate accounts.

The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the guaranteed interest division under the Securities Act of 1933. Also, we have not registered the guaranteed interest division or the general account as an investment company under the

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Investment Company Act of 1940 (because of exemptive and exclusionary provisions). This means that the general account, the guaranteed interest division and its interests are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the guaranteed interest division. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

The amount you have in the guaranteed interest division is the net premium you allocate to that division, plus amounts you transfer to it, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by deductions for charges from your account value allocated to the guaranteed interest division.

We declare the interest rate that applies to all amounts in the guaranteed interest division. This interest rate is never less than the minimum guaranteed interest rate of 3% and will be in effect for at least twelve months. Thereafter, the credited interest rate will be guaranteed for a successive period of at least twelve months at an interest rate current at that time. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the guaranteed interest division on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the guaranteed interest division.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard Survivor Dimensions variable universal life insurance policy. There may be differences in the policy features, benefits and charges because of state requirements where we issue your policy. We describe such differences in your policy.

If you would like to know about variations specific to your state, please ask your agent/registered representative. ING Southland Life can provide him/her with the list of variations that will apply to your policy.

We and our affiliates offer other products to insure the lives of two people which may or may not better match your needs.

Applying for a Policy

You purchase this variable universal life policy by submitting an application to us. On the policy date, the joint equivalent age of the two insured people must be at least 15 and generally no older than age 85. The individual age of each insured person generally must be no more than 90 on the policy date. There is no maximum age difference between the two insured people.

The insured people are the two people on whose lives we issue the policy. The insured people share some relationship and commonly include husband and wife; business partners; parent and child; grandparent and grandchild; and siblings. Upon the death of the second of the insured people we pay the death benefit. See Age, page 41.

From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limit are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured.

We may back-date the policy up to six months to allow the insured people to give proof of a younger age or for certain other purposes.

We may reduce the minimum death benefit for group or sponsored arrangements, or corporate purchasers. Our underwriting and reinsurance procedures in effect at the time you apply limit the maximum death benefit.

Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the face amount of the policy for which you applied. The maximum amount of temporary insurance for binding limited life insurance coverage is $3 million, which includes other in-force coverage you have with us.

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Temporary coverage begins when all of the following events have occurred:

  you have completed and signed our binding limited life insurance coverage form.
  we receive and accept a premium payment of at least your scheduled premium (selected on your application).
  part I of the application is complete.

Temporary life insurance coverage ends on the earliest of:

  the date we return your premium payments.
  five days after we mail notice of termination to the address on your application.
  the date your policy coverage starts.
  the date we refuse to issue a policy based on your application.
  90 days after you sign our binding limited life insurance coverage form.

There is no death benefit under the temporary insurance agreement if any of the following events occur:

  there is a material misrepresentation in your answers on the binding limited life insurance coverage form.
  there is a material misrepresentation in statements on your application.
  the person or persons intended to be the insured people die by suicide or self-inflicted injury.
  the bank does not honor your premium check.

Policy Issuance

Before we issue a policy, we require satisfactory evidence of insurability of both insured people and payment of your initial premium. This evidence may include a medical examination and completion of underwriting and issue requirements.

The policy date shown on your policy schedule determines:

  monthly processing dates
  policy months
  policy years
  policy anniversaries.

The policy date is not affected by when you receive the policy. Generally, we charge monthly deductions from your policy date.

The policy date is determined one of three ways:

  the date you designate on your application, subject to our approval.
  the back-date of the policy, subject to our approval and law.
  if there is no designated date or back-date, the policy date is:

    the date all underwriting and administrative requirements have been met if we receive your initial premium before we issue your policy; or
    the date we receive your initial premium if it is after we approve your policy for issue.

If you choose to have your policy date be earlier than the date we issue your policy (called back-dating), then the following charges will be charged from that earlier date on your first monthly processing date:

  cost of insurance charges
  monthly rider charges
  monthly administrative charge
  policy charge
  mortality and expense risk charge
  Guaranteed Minimum Death Benefit Charge, if elected

If you have elected to backdate your policy which enables you to gain benefit of a lower age for the purposes of calculating the cost of insurance charges on your policy, you should understand there are some inherent costs associated with your decision to backdate. For each month that your policy is backdated, the applicable cost of insurance charges are accumulated and deducted from your initial premium payment. Thus, backdating your policy has the effect of lowering your initial net premium and thus the amount available to be allocated to the investment options. On backdated policies the accrued cost of insurance charges deducted from the initial premium result in policy values being lower than those in any policy illustrations you have received.

Definition of Life Insurance

The guideline premium/cash value corridor test applies to your policy. We may limit premium payments relative to your policy death benefit under this test. See Tax Status of the Policy, page 52.

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Premium Payments

You may choose the amount and frequency of premium payments, within limits. We cannot accept premium payments after the death of the second of the insured people or after the continuation of coverage period begins. See Continuation of Coverage, page 32.

We consider payments we receive to be premium payments if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain charges from your payment, we add the remaining net premium to your policy.

A payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest you send payments directly to the Company, rather than through your agent/registered representative, to assure the earliest crediting date.

Scheduled Premiums

Your premiums are flexible. You may select your scheduled (planned) premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. This amount may or may not be enough to keep your policy in force. You may receive premium reminder notices for the scheduled premium on a quarterly, semi-annual or annual basis. You are not required to pay the scheduled premium.

You may choose to pay your premium by electronic funds transfer each month. Your financial institution may charge for this service. If you choose to pay your initial premium by electronic transfer, please be sure to include the appropriate information as part of your application to avoid a delay in making your coverage effective.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected. During the special continuation period, your scheduled premium should not be less than the minimum annual premium shown in your policy.

If you want the guaranteed minimum death benefit, your scheduled premium should not be less than the guarantee period annual premium shown in your policy. See Guaranteed Minimum Death Benefit, page 27.

Unscheduled Premium Payments

Generally speaking, you may make unscheduled premium payments at any time, however:

  We may limit the amount of your unscheduled premium payments that would result in an increase in the base death benefit amount required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured people are insurable at the time that you make the unscheduled premium payment if the death benefit is increased due to your unscheduled premium payments.
  We may require proof that at least one insured person is insurable if your unscheduled premium payment will cause the net amount at risk to increase.
  We will return premium payments which are greater than the "seven-pay" limit for your policy if your payment would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy. The "seven-pay" limit is defined by the Internal Revenue Code and actuarially determined. It varies with the age, gender and premium class of each insured, as well as the death benefit and additional benefits or riders on the policy. It is generally the maximum premium that we may receive during the first seven policy years in order for the policy not to be classified as a modified endowment contract.

See Modified Endowment Contracts, page 24, and Changes to Comply with the Law, page 55.

If you have an outstanding policy loan and you make an unscheduled payment, we will consider it a loan repayment, unless you tell us otherwise. If your payment is a loan repayment, we do not deduct tax or sales charges.

Target Premium

Target premium is not based on your scheduled premium. Target premium is actuarially determined based on the age, gender and premium class of the insured persons. The target premium is used to

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determine your initial sales charge and the sales compensation we pay. It may or may not be enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and additional segments is listed in your policy schedule pages. See Premium Payments, page 22.

Minimum Annual Premium

To qualify for the special continuation period, you must pay a minimum annual premium during each of your first five policy years.

Your minimum annual premium is based on:

  each insured person's age, gender and premium class.
  the stated death benefit of your policy.
  riders on your policy.

Your minimum annual premium is shown in the schedule pages of your policy. We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

Special Continuation Period

The special continuation period is the first five policy years. Under the special continuation period, we guarantee that your policy will not lapse, regardless of its net cash surrender value, if on a monthly processing date:

  the sum of all premiums you have paid, minus partial withdrawals that you have taken, minus outstanding policy loans, including accrued loan interest is greater than or equal to;
  the minimum monthly premiums for each policy month from the first month of your policy through the current monthly processing date.

The minimum monthly premium is one-twelfth of the minimum annual premium.

During the first five years of your policy if there is not enough net cash surrender value to pay the monthly deductions and you have satisfied these requirements, we do not allow your policy to lapse. We do not permanently waive policy charges. Instead, we continue to deduct these charges which may result in a negative net cash surrender value, unless you pay enough premium to prevent this. The negative balance is your unpaid monthly deductions owing. At the end of the special continuation period, to avoid lapse of your policy you must pay enough premium to bring the net cash surrender value to zero plus an amount that covers your estimated monthly deductions for the following two months. See Lapse, page 39.

Allocation of Net Premiums

The net premium is the balance remaining after we deduct tax and sales charges from your premium payment.

Insurance coverage does not begin until we receive your initial premium. It must be at least the amount of your scheduled premiums from your policy date through your investment date.

The investment date is the first date we apply net premium to your policy.

We apply the initial net premium to your policy after:

       we receive the required amount of premium.
       all issue requirements have been received by our customer service center.
       we have approved your policy for issue.

Amounts you designate for the guaranteed interest division will be allocated to that division on the investment date. If your state requires return of your premium during the free look period, we initially invest amounts you have designated for the variable division in The GCG Trust Liquid Asset Portfolio. We later transfer these amounts from The GCG Trust Liquid Asset Portfolio to your selected variable investment options, based on your most recent premium allocation instructions, at the earlier of the following dates:

  five days after we mailed your policy plus your state free look period has ended; or
  we have received your delivery receipt plus your state free look period has ended.

If your state provides for return of account value during the free look period or no free look period, we invest amounts you designate for the variable division directly into your selected variable investment options.

We allocate all later premium payments to your policy on the valuation date of receipt. A payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest

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you send payments directly to the Company, rather than through your agent/registered representative, to assure the earliest crediting date. We use your most recent premium allocation instructions specified in whole numbers totaling 100%. You may change your premium allocation at any time by sending notice to us.

Premium Payments Affect Your Coverage

Unless you have the guaranteed minimum death benefit feature or your policy is in the special continuation period, your coverage lasts only as long as your net cash surrender value is enough to pay the monthly charges and your cash surrender value is more than your outstanding policy loan plus accrued loan interest. If you do not meet these conditions, your policy will enter the 61-day grace period and you must make a premium payment to avoid lapse. See Lapse, page 39, and Grace Period, page 39.

If you pay your minimum premium each year during the first five policy years and take no policy loan or withdrawals, we guarantee your policy and riders will not lapse during the special continuation period, regardless of your net cash surrender value. See Special Continuation Period, page 23.

Under the guaranteed minimum death benefit, the base death benefit portion of your policy remains effective until the end of the guarantee period. The guaranteed minimum death benefit feature does not apply to riders which can lapse and terminate during the guarantee period. You must meet all conditions of the guarantee. See Guaranteed Minimum Death Benefit, page 27.

Modified Endowment Contracts

There are special federal income tax rules for distributions from life insurance policies which are modified endowment contracts. These rules apply to policy loans, surrenders and partial withdrawals. Whether or not these rules apply depends upon whether or not the premiums we receive are greater than the "seven-pay" limit.

If we find that your scheduled premium causes your policy to be a modified endowment contract on your policy date, we will require you to acknowledge that you know the policy is a modified endowment contract. We will issue your policy based on the scheduled premium you selected. If you do not want your policy to be issued as a modified endowment contract, you may reduce your scheduled premium to a level which does not cause your policy to be a modified endowment contract. We will then issue your policy based on the revised scheduled premium. See Modified Endowment Contracts, page 24.

Death Benefits

As a joint and survivor universal life insurance policy, your policy has a joint nature to the death benefit. We do not pay death proceeds until the death of the second of the insured people. The death benefit is valued as of the date of death of the second of the insured people.

You decide the amount of insurance you need, now and in the future. You can combine the long-term advantages of permanent life insurance (base coverage) with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available with one policy. The stated death benefit is the permanent element of your policy. The adjustable term insurance rider is the term insurance element of your policy. See Adjustable Term Insurance Rider, page 29.

Generally we require a minimum total death benefit of $250,000 to issue a policy. If you have an adjustable term insurance rider, the minimum stated death benefit to issue a policy is $100,000, as long as your total death benefit is at least $250,000.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. Both the cost of insurance under the adjustable term insurance rider and the cost of insurance for the base death benefit are deducted monthly from your account value and generally increase with the age of the insured people. Use of the adjustable term insurance rider may reduce sales compensation, but may increase the monthly cost of insurance. See Adjustable Term Insurance Rider, page 29.

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Death Benefit Summary

This chart assumes no death benefit option changes and no requested or scheduled increases or decreases in stated or target death benefit.

	Option A	Option B
Stated Death Benefit	The amount of policy death benefit at issue, not including rider coverage. This amount stays level throughout the life of the policy.	The amount of policy death benefit at issue, not including rider coverage. This amount stays level throughout the life of the policy.
Base Death Benefit	The greater of the stated death benefit or the account value multiplied by the appropriate factor from the definition of life insurance factors.	The greater of the stated death benefit plus the account value or the account value multiplied by the appropriate factor from the definition of life insurance factors.
Target Death Benefit	Stated death benefit plus adjustable term insurance rider benefit. This amount remains level throughout the life of the policy.	Stated death benefit plus adjustable term insurance rider benefit. This amount remains level throughout the life of the policy.
Total Death Benefit	The greater of the target death benefit or the base death benefit.	The greater of the target death benefit plus the account value or the base death benefit.
Adjustable Term Insurance Rider Benefit	The total death benefit minus base death benefit, but not less than zero. If the account value multiplied by the death benefit corridor factor is greater than the stated death benefit, the adjustable term insurance benefit will be decreased. It will be decreased so that the sum of the base death benefit and the adjustable term insurance rider benefit is not greater than the target death benefit. If the base death benefit becomes greater than the target death benefit, then the adjustable term insurance rider benefit is zero.	The total death benefit minus the base death benefit, but not less than zero. If the account value multiplied by the death benefit corridor factor is greater than the stated death benefit plus the account value, the adjustable term insurance rider benefit will be decreased. It will be decreased so that the sum of the base death benefit and the adjustable term insurance rider benefit is not greater than the target death benefit plus the account value. If the base death benefit becomes greater than the target death benefit plus the account value, then the adjustable term insurance rider benefit is zero.

Base Death Benefit

Your base death benefit can be different from your stated death benefit as a result of:

  your choice of death benefit option.
  increases or decreases in the stated death benefit.
  a change in your death benefit option.

Federal income tax law requires that your death benefit be at least as much as your account value multiplied by a factor defined by law. This factor is based on the attained age of the younger insured person. See Appendix A, page 148.

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As long as your policy is in force, we will pay the death proceeds to your beneficiaries calculated at the date of death of the second of the insured people. The beneficiaries are the people you name to receive the death proceeds from your policy. The death proceeds are:

  your base death benefit; plus
  rider benefits; minus
  your outstanding policy loan with accrued loan interest; minus outstanding policy charges incurred before the death of the second of the insured people.

There could be outstanding policy charges if the second of the insured people dies while your policy is in the grace period or in the five-year special continuation period.

Death Benefit Options

You have a choice of two death benefit options: option A or option B. Your choice may result in your base death benefit being greater than your stated death benefit.

If you choose death benefit option A, your base death benefit is the greater of:

  your stated death benefit on the date of death of the second of the insured people; or
  your account value on the date of death of the second of the insured people multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

With option A, positive investment performance generally reduces your net amount at risk, which lowers your policy's cost of insurance charge. Option A offers insurance coverage that is a set amount with potentially lower cost of insurance charges over time.

Under death benefit option B, your base death benefit is the greater of:

  your stated death benefit plus your account value on the date of death of the second of the insured people; or
  your account value on the date of death of the second of the insured people multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

With option B, investment performance is reflected in your insurance coverage.

Death benefit option B is not available during the continuation of coverage period. If you select option B on your policy, it automatically converts to death benefit option A when the continuation of coverage period begins. See Continuation of Coverage, page 32.

Changes in Death Benefit Options

You may request a change in your death benefit option at any time on or after your first monthly processing date and before the continuation of coverage period. A death benefit option change applies to your entire stated or base death benefit. Changing your death benefit option may reduce or increase your target death benefit, as well as your stated death benefit.

Your death benefit option change is effective on your next monthly processing date after we approve it, so long as at least one day remains before your monthly processing date. If less than one day remains before your monthly processing date, the change will be effective on your second following monthly processing date.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

We may not approve a death benefit option change if it reduces the target death benefit below the minimum we require to issue your policy.

You may change from death benefit option A to option B or from option B to option A. For you to change from death benefit option A to option B, we may require proof that the insured people are insurable under our normal rules of underwriting.

On the effective date of your option change, your stated death benefit changes as follows:

Change From	Change To	Stated Death Benefit Following Change:
Option A	Option B	your stated death benefit before the change minus your account value on the effective date of the change.
Option B	Option A	your stated death benefit before the change plus your account value on the effective date of the change.

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We increase or decrease your stated death benefit to keep the net amount at risk the same on the date of your death benefit option change. There is no change to the amount of coverage under your adjustable term insurance rider. See Cost of Insurance Charge, page 48.

If you change your death benefit option, we adjust the stated death benefit for each of your segments by allocating your account value to each benefit segment. For example, if you change from death benefit option A to option B, your stated death benefit is decreased by the amount of your account value allocated to each segment. If you change from death benefit option B to option A, your stated death benefit is increased by the amount allocated to each segment.

We do not impose a surrender charge for a decrease in your stated death benefit caused by a change in your death benefit option.

Changing your death benefit option may have tax consequences. You should consult a tax adviser before making changes.

Changes in Death Benefit Amounts

Contact your agent/registered representative or our customer service center to request a change in your policy's death benefit. The change is effective as of the next monthly processing date after we approve your request. Your requested change must be for at least $1,000.

After we make your requested change, we will send you a new schedule page. Keep it with your policy. Or we may ask you to send your policy to us so that we can make the change for you.

We may not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. If we disapprove a change for any reason, we provide you with a notice of our decision. See Tax Considerations, page 52.

You may request a decrease in the stated death benefit after your first policy anniversary.

If you decrease your death benefit, you may not decrease your target death benefit below the minimum we require to issue your policy.

Requested reductions in the death benefit amount will first decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in stated death benefit among your benefit segments pro rata unless law requires differently.

You may increase your target or stated death benefit on or after your first monthly processing date and before the policy anniversary when the joint equivalent age of the insured people is 85.

You must provide satisfactory evidence that the insured people are still insurable to increase your death benefit. Unless you tell us differently, we assume a request to increase your target death benefit is also a request for an increase to your stated death benefit. Thus, the amount of your adjustable term insurance rider will not change. You may change the target death benefit once a policy year.

The initial death benefit segment, or first segment, is the stated death benefit on your policy's effective date. A requested increase in stated death benefit will create a new segment. Once created, it is permanent unless law requires differently. The segment year runs from the segment's effective date to its anniversary.

Each new segment may have:

  a new minimum annual premium during the special continuation period a new sales charge
  new cost of insurance charges, guaranteed and current
  a new incontestability period
  a new suicide exclusion period
  a new target premium.

Premium we receive after an increase are applied to your policy segments in the same proportion as the target premium for each segment bears to the total target premium for all segments. For each coverage segment, your schedule shows your target premium which is used to determine your sales charge.

There may be tax consequences as a result of a change in your death benefit amount. Consult your tax adviser before making a change. See Tax Status of the Policy, page 52, and Modified Endowment Contracts, page 24.

Guaranteed Minimum Death Benefit

The guaranteed minimum death benefit may be put in force only at policy issue. This option extends the

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period that your policy's stated death benefit remains in effect even if the variable investment options perform poorly. It has a guarantee period that lasts until the continuation of coverage period begins, so long as you meet all requirements.

The guaranteed minimum death benefit coverage does not apply to riders, including the adjustable term insurance rider. Therefore, if your net cash surrender value is not enough to pay the deductions as they come due on your policy and if your policy is no longer in the special continuation period, only the stated death benefit portion of your coverage is guaranteed to stay in force.

Charges for your guaranteed minimum death benefit and base coverage are deducted each month to the extent that there is sufficient net account value to pay these charges. If there is not sufficient net account value to pay a charge, it is permanently waived. Deduction of charges will resume once there is sufficient net account value.

The guaranteed minimum death benefit feature is not available in some states.

Requirements to Maintain the Guarantee Period

To qualify for the guaranteed minimum death benefit you must pay an annual premium higher than the minimum annual premium. This higher premium is called the guarantee period annual premium. The guarantee period monthly premium is one-twelfth of the guarantee period annual premium. Your net account value must meet certain diversification requirements.

Your guarantee period annual premium is based on a percentage of the guideline level premium calculated under the federal tax laws. Your guideline level annual premium depends on:

  your policy's target death benefit.
  each insured person's age, gender, premium class and underwriting characteristics.
  the death benefit option you chose.
  additional rider coverage on your policy.
  other additional benefits on your policy.

At each monthly processing date we test to see if you have paid enough premium to keep your guarantee in place. We calculate:

  actual premiums we receive; minus
  the amount of any partial withdrawals you make; minus
  policy loan amounts you take with accrued loan interest. This amount must equal or exceed;
  the sum of the guarantee period monthly premium payments for each policy month starting with your first policy month through the end of the policy month that begins on the current monthly processing date.

You must continually meet the requirements of the guarantee period for this feature to remain in effect. We show the guarantee period annual premium on your policy schedule. If your policy benefits increase, the guarantee period annual premium increases.

In addition, the guarantee period ends if your net account value on any monthly processing date is not diversified as follows:

  your net account value must be invested in at least five investment options; and
  no more than 35% of your net account value may be invested in any one investment option.

Your policy will continue to meet the diversification requirements if:

  you have automatic rebalancing and you meet the two diversification tests listed above.
  you have dollar cost averaging which results in transfers into at least four investment options with no more than 35% of any transfer directed to any one investment option.

See Dollar Cost Averaging, page 35, and Automatic Rebalancing, page 36.

If you choose the guaranteed minimum death benefit, you must make sure your policy satisfies the premium test and diversification test. If you fail to satisfy either test we send you a notice and give you a thirty day opportunity to correct this. If you do not correct it, this feature terminates. Once it terminates, you cannot reinstate the guaranteed minimum death benefit feature. The guarantee period annual premium then no longer applies to your policy.

Riders

Your policy may include benefits attached by rider. A rider may have an additional cost. You may cancel riders at any time.

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We may offer riders not listed here. Contact your agent/registered representative for a list of riders currently available.

Riders may have tax consequences. See Modified Endowment Contracts, page 24.

Adjustable Term Insurance Rider

You may increase your death proceeds by adding an adjustable term insurance rider before the insured people's joint equivalent age of 85, assuming both insured people are alive and insurable. This rider allows you to schedule the death benefits based on your anticipated needs. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of coverage.

You specify a target death benefit when you apply for this rider. The target death benefit can be level for the life of your policy or scheduled to change at the beginning of a selected policy year(s). See Death Benefits, page 24.

The adjustable term insurance rider death benefit is the difference between your target death benefit and your base death benefit. The rider's death benefit automatically adjusts daily as your base death benefit changes.

We generally require a minimum target death benefit of $250,000 to issue a policy. If you have an adjustable term insurance rider, the minimum stated death benefit to issue a policy is $100,000, as long as your target death benefit is at least $250,000.

We generally restrict your target death benefit to an amount not more than ten times your stated death benefit at issue. Under certain circumstances, we will be willing to allow you to specify a target death benefit of up to twenty-two times your stated death benefit during the first four policy years. After this four-year period, the normal target death benefit maximum applies.

Your death benefit depends on which death benefit option is in effect:

     Option A: If option A is in effect, the total death benefit is the greater of:

          a.     the target death benefit; or

          b.     the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

     Option B: If option B is in effect, the total death benefit is the greater of:

          a.     the target death benefit plus the account value; or

          b.     the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

For example, under option A, assume your base death benefit changes as a result of changes in your account value. The adjustable term insurance rider adjusts to provide death benefits equal to your target death benefit in each year:

Base Death Benefit	Target Death Benefit	Adjustable Term Insurance Rider Amount
$201,500	$250,000	$48,500
202,500	250,000	47,500
202,250	250,000	47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance coverage would be zero.

Even when the adjustable term insurance is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below your target death benefit, the adjustable term insurance rider coverage reappears to maintain your target death benefit.

You may change the target death benefit schedule after it is issued, based on our rules. See Changes in Death Benefit Amounts, page 27.

We may deny future, scheduled increases to your target death benefit if you cancel a scheduled change or if you ask for an unscheduled decrease in your target death benefit.

Partial withdrawals, changes from death benefit option A to option B and base decreases may reduce your target death benefit. See Partial Withdrawals, page 38, and Changes in Death Benefit Options, page 26.

There is no defined premium for a given amount of adjustable term insurance coverage. Instead, we deduct a monthly cost of insurance charge from your

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account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect that month. The cost of insurance rates are determined by us from time to time. They are based on the issue ages, genders and premium classes of the insured people, as well as the length of time since your policy date. Rates will not exceed 125% of the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Table. The monthly guaranteed maximum cost of insurance rates for this rider will be in your policy. See Cost of Insurance Charge, page 48.

If the target death benefit is increased by you after the rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original premium classes even though new evidence of insurability is required for the increased schedule.

Not all policy features apply to the adjustable term insurance rider. The rider does not contribute to the policy account value or surrender value. It does not affect investment performance and cannot be used for a policy loan. The adjustable term insurance rider provides benefits only at the death of the second of the insured people.

Single Life Term Insurance Rider

This rider provides a benefit upon the death of one of the insured people under your policy. You may choose to add a single life term insurance rider for one insured person. Or, you may add two riders, one for each insured person. You may add this rider to your policy at any time if both insured people are alive and insurable according to our rules.

We will issue the single life term insurance rider on an insured person who is between the ages of 15 and 85. Coverage may continue until the earlier of when:

  the insured person covered by this rider reaches age 100
  the continuation of coverage provision becomes effective
  use of the guaranteed minimum death benefit terminates this rider the insured person covered by this rider dies the grace period expires the policy is surrendered.

See Continuation of Coverage, page 32, and Guaranteed Minimum Death Benefit, page 27.

The minimum amount of coverage for a single life term insurance rider is $1,000. The maximum coverage under this rider is subject to our underwriting determinations. At issue, you may schedule the rider's death benefit to increase or decrease.

Your request for an increase or decrease in rider coverage is effective on the next monthly processing date after we approve your request. There may be underwriting or other requirements which must be met before we approve your request. A requested change in your coverage must be for at least $1,000.  If you schedule or request an increase after issue, the insured person will be subject to our underwriting requirements.

The charge for this rider is based on the age, gender, premium class and underwriting characteristics of the insured person. The charge for this rider is deducted on each monthly processing date as a cost per each $1,000 of the net amount at risk under the rider. See the policy schedule pages for information on your actual cost. There are no surrender charges for decreases in the amount of coverage under the single life term rider.

Accelerated Death Benefit Rider

The rider pays part of the death benefit to you upon your written request if a qualified doctor diagnoses a terminal illness of the insured person. Receipt of an accelerated payment of death benefit reduces the death benefit of your policy and the net cash surrender value. No policy loans are permitted after this rider is exercised. There is no charge for this rider. Benefits paid under this rider may be taxable. You should consult with your tax adviser.

Special Features

Designated Deduction Option

You may designate one investment option from which we deduct your monthly charges. You may make this designation at any time. You may not use the loan division.

If you do not choose a designated deduction option or if the amount in your designated deduction option is not enough to cover the deductions and charges, the charges will be taken from all investment options (including the guaranteed interest division) in the same proportion that your account value in each has

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to your total net account value on the monthly processing date.

Policy Split Option

Under certain circumstances, you may exchange your policy for two single life insurance policies: one on each of the two insured people. The policy split option has insurability requirements which may be met at or before your policy is split. Evidence of insurability is required for a new single life policy where coverage is greater than 50% of your original policy death benefit or for an insured person who is subject to certain underwriting ratings.

On the effective date of the policy split, the available death benefit under your policy will be divided between the two new single life insurance policies. You may take less than the maximum death benefit amount available. If the total death benefit for the two new single life insurance policies is less than the total death benefit under the one policy before the split, there may be a surrender charge. See Surrender Charge, page 49.

Unless law requires otherwise, you may use the policy split option if:

  three months following the effective date of a final divorce decree regarding the marriage of the two insured people.
  there is a change to the federal estate tax law which results in either:
    i)   removal of the unlimited marital deduction provision; or
    ii)   a reduction in the current maximum federal estate tax of at least 50% after your policy date.
  there is a dissolution of business conducted or owned by the two insured people.

You must send us written notice of your election to use the policy split option within 180 days of the eligible event. You must provide satisfactory evidence that the event has occurred.

The effective date of the policy split is the first monthly processing date after we approve it. The insurance coverage under the two individual life insurance policies will start on the effective date of the policy split only if both insured people are alive on that date. If either insured person is not alive on that date, your exchange is void.

All terms and conditions of the new policies apply once your policy is split and they may differ from those of this policy. Consult your new single life insurance policies.

The premium for each new policy will be based on each insured person's age, gender and premium class at the time of the split of your policy. Premium will be due for each new policy under the terms of the new policy. The cash surrender value of the old policy will be allocated to the new policies on the effective date in the same proportion that the stated death benefit was divided between the two single life insurance policies, unless we agree to a different allocation. If this allocation causes an increase in the stated death benefit of either of the new single life policies, we may limit the cash surrender value you may apply to each new policy. Remaining cash surrender value will be paid to you and may be taxable.

If you have an outstanding policy loan it will be divided and transferred to each new single life insurance policy in the same proportion as your cash surrender value is allocated. A remaining loan balance must be paid before the effective date of the policy split. Any person or entity to which you have assigned your policy must agree to the policy split. An assignment of your policy generally will apply to each new single life insurance policy.

If you have a single life term insurance rider on your policy at the date of the policy split, you may have a term insurance rider insuring the same person on the new policy, if that rider is available. Other riders may or may not be available on the new policies and may be subject to proof of insurability.

Exercising the policy split option may be treated as a taxable transaction. Moreover, the two single life insurance policies could be treated as modified endowment contracts. See Tax Considerations, page 52.

You may not split your policy into two single life insurance policies if:

  the continuation of coverage period has begun
  one of the insured people has died
  your policy grace period has ended
  your policy has been terminated or surrendered.

You should consult a tax adviser before exercising the policy split option.

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Right to Exchange Policy

During the first 24 months after your policy date, you have the right to exchange your policy for a guaranteed policy, unless law requires differently. We transfer the amount you have in the variable division to the guaranteed interest division. We allocate all future net premium to the guaranteed interest division. We do not allow future payments or transfers to the variable division after you exercise this right. We do not charge you for this exchange. See Guaranteed Interest Division, page 19.

Policy Maturity

At the policy anniversary nearest the younger insured person's 100th birthday (Maturity Date) if you do not want the continuation of coverage feature become effective, you may surrender the policy for the net account value and end coverage. Part of this payment may be taxable. You should consult your tax adviser.

Continuation of Coverage

The continuation of coverage feature allows your insurance coverage to continue beyond maturity. If on the maturity date you allow the continuation of coverage feature to become effective, we:

  convert target death benefit to stated death benefit.
  convert death benefit option B to death benefit option A.
  terminate all riders.
  transfer your net account value (excluding the amount in the loan division) into the guaranteed interest division.
  terminate dollar cost averaging and automatic rebalancing.

Your insurance coverage continues until the death of the second of the insured people, unless the policy lapses or is surrendered. However:

  we accept no further premium payments.
  we deduct no further charges except loan interest and partial withdrawal charges, if applicable.
  your monthly deductions cease.
  you may not make transfers into the variable division.

During the continuation of coverage period, you may take policy loans or partial withdrawals from your policy. If we pay a persistency refund on the guaranteed interest division, it will be credited to your policy. See Persistency Refund, page 32.

If you have an outstanding policy loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the loan balance plus accrued interest may become greater than your account value and cause your policy to lapse. To avoid this lapse, you may repay loans and loan interest payments during the continuation of coverage period.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net account value. There is no surrender charge during the continuation of coverage period. All other normal consequences of surrender apply. See Surrender, page 41, and Surrender Charge, page 49.

The continuation of coverage feature is not available in all states. If a state has approved this feature, it is automatic and you do not need to take any action to activate it.

The tax consequences of coverage continuing beyond the younger insured's person's 100th birthday are uncertain. You should consult a tax adviser as to those consequences.

Persistency Refund

Where law allows us, we pay long-term policy owners a persistency refund. Each month your policy remains in force after your tenth policy anniversary, we credit your account value with a refund of 0.0625% of the net account value. This refund is 0.75% of your net account value on an annual basis.

We do not guarantee that we will pay a persistency refund on the guaranteed interest division. If we pay a persistency refund on the guaranteed interest division, we will pay it even if your policy is in the continuation of coverage period.

If applicable, we add the persistency refund to the variable and guaranteed interest divisions, but not the loan division, in the same proportion that your account value in each investment option has to your net account value as of the monthly processing date.

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Here are two examples of how the persistency refund may affect your account value:

Example 1: Your policy has no loan:

  account value = $10,000 (all in the variable division)
  monthly persistency refund rate = 0.000625
  persistency refund = 10,000 x 0.000625 =  $6.25
	Value Before Persistency Refund	Value After Persistency Refund
Variable Division	$10,000.00	$10,006.25

Example 2: Your policy does have a loan:

  account value = $10,000
  account value in the variable division =  $6,000
  account value in the loan division = $4,000
  monthly persistency refund rate = 0.000625
  persistency refund = 6,000 x 0.000625 =  $3.75
	Value Before Persistency Refund	Value After Persistency Refund
Variable Division	$6,000.00	$6,003.75
Loan	$4,000.00	$4,000.00

Policy Values

Account Value

Your account value is the total amount you have in the guaranteed interest division, the variable division and the loan division. Your account value reflects:

  net premiums applied
  charges deducted
  loan interest deducted
  partial withdrawals taken
  investment performance of the variable investment options
  interest earned on the guaranteed interest division
  interest earned on the loan division

Net Account Value

Your policy's net account value is your account value minus the amount of your outstanding policy loan and accrued loan interest, if any.

Cash Surrender Value

Your cash surrender value is your account value .

Net Cash Surrender Value

Your net cash surrender value is your cash surrender value minus the amount of your outstanding policy loan and accrued loan interest, if any.

Determining Values in the Variable Division

The amounts in the variable division are measured by accumulation units and accumulation unit values. The value of a variable investment option is the accumulation unit value for that option multiplied by the number of accumulation units you own in that option. Each variable investment option has a different accumulation unit value.

The accumulation unit value is the value determined on each valuation date. The accumulation unit value of each variable investment option varies with the investment performance of the underlying portfolio. It reflects:

  investment income.
  realized and unrealized gains and losses.
  investment portfolio expenses.
  daily mortality and expense risk charges we take from the separate account.

A valuation date is one on which the net asset value of the investment portfolio shares and unit values of the variable investment options are determined. Valuation dates are each day the New York Stock Exchange and the company's customer service center are open for business, except for days on which a corresponding investment portfolio does not value its shares, or any other day as required by law. Each valuation date ends at 4 p.m. Eastern Time. Our customer service center may not be open for business on major holidays.

You purchase accumulation units when you allocate premium or make transfers to a variable investment option, including transfers from the loan division.

We redeem accumulation units:

  when amounts are transferred from a variable investment option (including transfers to the loan division).
  for your policy's monthly deductions from your account value.

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  for policy transaction charges.
  when you take a partial withdrawal.
  when you surrender your policy.
  to pay the death proceeds.

To calculate the number of accumulation units purchased or sold, we divide the dollar amount of your transaction by the accumulation unit value for that variable investment option calculated at the close of business on the valuation date of the transaction.

See How We Calculate Accumulation Unit Values, page 34.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We take monthly deductions from your account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the variable investment options goes up or down depending on investment performance.

For amounts in the variable investment options, there is no guaranteed minimum value.

How We Calculate Accumulation Unit Values

We determine accumulation unit values on each valuation date.

We generally set the accumulation unit value for a variable investment option at $10 when the investment option is first opened. After that, the accumulation unit value on any valuation date is:

  the accumulation unit value for the preceding valuation date multiplied by the variable investment option's accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

We calculate an accumulation experience factor for each variable investment option every valuation date as follows:

  We take the share value of the underlying portfolio shares as reported to us by the investment portfolio managers as of the close of business on that valuation date.
  We add dividends or capital gain distributions declared per share and reinvested by the investment portfolio on the date that the share value is affected. If applicable, we subtract a charge for taxes.
  We divide the resulting amount by the value of the shares in the underlying investment portfolio at the close of business on the previous valuation date.
  We then subtract the mortality and expense risk charge under your policy. The daily charge is .002466% (.90% annually) of the accumulation unit value. If the previous day was not a valuation date, the charge is multiplied by the number of days since the last valuation date.

Transfers of Account Value

You may transfer your account value among the variable investment options and the guaranteed interest division. If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends.

Currently, we do not limit the number of transfers you may make; but, we reserve the right to do so if we determine the trading within your policy is excessive. You may not make transfers during the continuation of coverage period. See Excessive Trading, page 35, and Continuation of Coverage, page 32.

You may make transfer requests in writing, or by telephone if you have telephone privileges, to our customer service center. You may fax your request to us. Telephone and facsimile transfers may not always be available. Telephone or fax systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request in writing.

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Your transfer takes effect on the valuation date we receive your request. The minimum amount you may transfer is $100. This minimum does not need to come from one investment option or be transferred to one investment option as long as the total amount you transfer is at least $100. However, if the amount remaining in an investment option is less than $100 and you make a transfer request from that investment option, we transfer the entire amount.

Excessive Trading

Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses through:

  increased trading and transaction costs.
  forced and unplanned portfolio turnover.
  lost opportunity costs.
  large asset swings that decrease the investment portfolio's ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may place restrictions or refuse transfers and may impose a fee for each future transfer of $25. We will take such actions when we determine, in our sole discretion, that transfers are harmful to the investment portfolios or to policyowners as a whole.

Guaranteed Interest Division Transfers

Transfers into the guaranteed interest division are not restricted.

You may transfer from the guaranteed interest division only in the first 30 days of each policy year. Transfer requests received within 30 days before your policy anniversary will be processed on your policy anniversary. A request received by us within 30 days after your policy anniversary is effective on the valuation date we receive it. Transfer requests made at any other time will not be processed.

Transfers from the guaranteed interest division in each policy year are limited to the largest of:

  25% of your guaranteed interest division balance at the time of your first transfer or withdrawal out of it in that policy year the sum of the amounts you have transferred and withdrawn from the guaranteed interest division in the prior policy year
  $100.

Dollar Cost Averaging

You can elect dollar cost averaging if your policy has at least $10,000 invested in a qualifying source portfolio. The qualifying source investment portfolio is The GCG Trust Liquid Asset Portfolio. The main goal of dollar cost averaging is to protect your policy values from short-term price changes.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of a portfolio's shares is high. It also reduces the risk of investing too little when the price of a portfolio's shares is low. Since you transfer the same dollar amount to these investment options each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

There is no charge for this feature. You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires a refund of premium during the free look period, dollar cost averaging begins after your free look period has ended.

With dollar cost averaging, you designate either a dollar amount or a percentage of your account value for automatic transfer from a qualifying source portfolio. Each period we automatically transfer the amount you select from your chosen source portfolio to one or more other variable investment options. You may not use the guaranteed interest division or the loan division in dollar cost averaging.

The minimum percentage you may transfer to one investment option is 1% of the total amount you transfer. You must transfer at least $100 on each dollar cost averaging transfer date.

Dollar cost averaging may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. Unless you tell us otherwise, dollar cost averaging automatically takes place monthly on the monthly processing date.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, the dollar cost averaging source portfolio cannot be included in your automatic rebalancing program.

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Changing Dollar Cost Averaging

If you have telephone privileges, you may change the program by telephoning our customer service center or you may fax your request to us. Telephone and facsimile transfers may not always be available. Telephone or fax systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request in writing. See Telephone Privileges, page 43.

Terminating Dollar Cost Averaging

You may cancel dollar cost averaging by sending satisfactory notice to our customer service center. We must receive it at least one day before the next dollar cost averaging date.

Dollar cost averaging will terminate on the date:

  you specify.
  your balance in the source portfolio reaches a dollar amount you set.
  the amount in the source portfolio is equal to or less than the amount to be transferred on a dollar cost averaging date. We will transfer the remaining amount and dollar cost averaging ends.

Automatic Rebalancing

Automatic rebalancing is a method of maintaining a consistent approach to investing account values over time and simplifying the process of asset allocation among your chosen investment options. There is no charge for this feature.

If you choose this feature, on each rebalancing date we transfer amounts among the investment options to match your pre-set automatic rebalancing allocation. After the transfer, the ratio of your account value in each investment option to your total account value for all investment options included in automatic rebalancing matches the automatic rebalancing allocation percentage you set for that investment option. This action rebalances the amounts in the investment options that do not match your set allocation. This mismatch can happen if an investment option outperforms the other investment options for that time period.

You may choose automatic rebalancing on your application or later by completing our customer service form. Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your free look period ends if your state requires return of premium during the free look period). If you do not request a date, processing is on the last valuation date of the calendar quarter in which we receive your request.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source portfolio for your dollar cost averaging cannot be included in your automatic rebalancing program. You may not include the loan division.

Changing Automatic Rebalancing

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the guaranteed interest division, it is considered a transfer from that division. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the guaranteed interest division. See Transfers of Account Value, page 34.

If you have automatic rebalancing and the guaranteed minimum death benefit and you ask for an allocation which does not meet the guaranteed minimum death benefit diversification requirements, we will so notify you and ask you for revised instructions. See Guaranteed Minimum Death Benefit, page 27.

Terminating Automatic Rebalancing

You may terminate automatic rebalancing at any time, as long as we receive your notice of termination at least one day before the next automatic rebalancing date.

If you have the guaranteed minimum death benefit and you terminate the automatic rebalancing feature,

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you still must meet the diversification requirements for the guarantee period to continue. See Guaranteed Minimum Death Benefit, page 27.

Policy Loans

You may borrow from your policy after the first monthly processing date, by using your policy as security for a loan, or as otherwise required by law. The amount you borrow (policy loan) is:

  the amount you borrow from your policy; plus
  policy loan interest that is capitalized when due; minus
  policy loan or interest repayments you make.

Unless law requires differently, a new policy loan must be at least $100. The maximum amount you may borrow, unless required differently by law, is your net cash surrender value minus the monthly deductions to your next policy anniversary or 13 monthly deductions if you take a loan within thirty days before your next policy anniversary.

Your request for a policy loan must be directed to our customer service center. If you have telephone privileges, you may request a policy loan of less than $25,000 by telephone or fax. Telephone and facsimile transfers may not always be available. Telephone or fax systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request in writing. See Telephone Privileges, page 43.

When you request a loan you may specify one investment option from which the loan will be taken. If you do not specify one, the loan will be taken proportionately from each active investment option you have, including the guaranteed interest division.

When you take a policy loan, we transfer an amount equal to your policy loan to the loan division. We follow this same process for loan interest due at your policy anniversary. The loan division is part of our general account specifically designed to hold money used as collateral for loans and loan interest. We credit the loan division with interest at an annual rate of 4%.

Loan interest charges on your policy loan accrue daily at an annual interest rate of 4% for preferred loans and 6% for non-preferred loans. Interest is due in arrears on each policy anniversary. If you do not pay it when due, we add it to your policy loan balance.

If you request an additional loan, we add the new loan amount to your existing policy loan. This way, there is only one loan outstanding on your policy at any time.

Preferred Loans

A preferred loan amount is an amount taken after the tenth policy anniversary.

During each policy year in which your policy qualifies for preferred loan eligibility, the first loan will be considered a preferred loan amount up to a maximum of 10% of the net account value. An amount taken later in that same year will not be considered a preferred loan. In the 21st policy year and thereafter, all loan balances are preferred loan amounts.

If the preferred loan amount you take during a policy year is less than the maximum allowed, you may not carry over the balance to increase the eligible preferred loan amount in the following policy year.

Loan Repayment

You may repay your policy loan at any time. We assume that payments you make, other than scheduled premium payments, are policy loan repayments. You must tell us if you want payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your repayment from the loan division to the variable investment options and the guaranteed interest division in the same proportion as your current premium allocation, unless you tell us otherwise.

Effects of a Policy Loan

Taking a loan decreases the amount you have in the investment options. Accruing loan interest will change your net account value as compared to what it would have been if you did not take a loan.

Even if you repay your loan, it has a permanent effect on your account value. The benefits under your policy may be affected.

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The loan is a first lien on your policy. If you do not repay your policy loan, we deduct your outstanding policy loan and accrued loan interest from the death proceeds payable or the cash surrender value payable.

Failure to repay your loan may affect the guaranteed minimum death benefit feature and the length of time your policy remains in force. Policy loans may cause your policy to lapse if your net cash surrender value is not enough to pay your deductions each month. See Lapse, page 39.

Policy loans may have tax consequences. If your policy lapses with a loan outstanding, you may have further tax consequences. See Distributions Other than Death Benefits from Modified Endowment Contracts, page 54, and Distributions Other than Death Benefits from Policies That Are Not Modified Endowment Contracts, page 54.

If you use the continuation of coverage feature and you have a policy loan, loan interest continues to accrue.

Partial Withdrawals

You may request a partial withdrawal to be processed on any valuation date after your first policy anniversary by contacting our customer service center. If your policy qualifies as being "in corridor," you may make partial withdrawals prior to your first anniversary. A policy is "in corridor" if:

  Under Death Benefit Option A, your account value multiplied by the appropriate factor from Appendix A is greater than your stated death benefit.
  Under Death Benefit Option B, your account value multiplied by the appropriate factor from Appendix A is greater than your stated death benefit plus your account value.

You make a partial withdrawal by withdrawing part of your net cash surrender value. If your request is by telephone or fax, it must be for less than $25,000 and may not cause a decrease in your death benefit. Otherwise, your request must be in writing. Telephone and facsimile transfers may not always be available. Telephone or fax systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request in writing. See Telephone Privileges, page 43.

You may take up to twelve partial withdrawals per policy year. The minimum withdrawal is $100. The maximum you may take is that which leaves $500 as your net cash surrender value. If you request a withdrawal of more than this maximum, you must surrender your policy or reduce the withdrawal amount. When you take a partial withdrawal, we deduct the withdrawal amount plus a service fee from your account value. The maximum withdrawal from an "in corridor" policy prior to the first policy anniversary is limited to the amount that would cause your policy to no longer qualify as being "in corridor."

If applicable, we deduct a surrender charge from your account value if your partial withdrawal causes a reduction in your stated death benefit. See Charges and Deductions, page 47.

Unless you tell us otherwise, we will make a partial withdrawal from the guaranteed interest division and the variable investment options in the same proportion that each has to your net account value immediately before your withdrawal. You may not withdraw from the guaranteed interest division an amount greater than your total withdrawal multiplied by the proportion of your account value in the guaranteed interest division to your net account value immediately prior to the withdrawal. You may select one investment option from which your partial withdrawal will be taken.

Partial withdrawals may have adverse tax consequences. See Distributions Other than Death Benefits from Modified Endowment Contracts, page 24, and Distributions Other than Death Benefits from Policies That Are Not Modified Endowment Contracts, page 54.

Partial Withdrawals under Death Benefit Option A

If you selected death benefit option A, it is your first partial withdrawal of the policy year, no more than fifteen years have passed since your policy date and the joint equivalent age of the insured people is not yet age 81, you may make a partial withdrawal of up to the greater of 10% of your account value, or 5% of your stated death benefit without decreasing your stated death benefit.

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Otherwise, amounts you withdraw will reduce your stated death benefit by the amount of the withdrawal unless your policy death benefit has been increased due to the federal income tax definition of life insurance. If your policy death benefit has been increased due to the federal income tax definition of life insurance at the time of the partial withdrawal, then at least part of your partial withdrawal may be made without reducing your stated death benefit.

Partial Withdrawals under Death Benefit Option B

If you have selected death benefit option B, a partial withdrawal does not reduce your stated or target death benefit. However because your account value is reduced, we reduce the total death benefit by at least the partial withdrawal amount.

Stated Death Benefit and Target Death Benefit Reductions

Regardless of your chosen death benefit option, partial withdrawals do not reduce your stated death benefit if:

  your base death benefit has been increased to qualify your policy as life insurance under the federal income tax laws; and
  you withdraw an amount that is no greater than the amount that reduces your account value to a level which no longer requires your base death benefit to be increased to qualify as life insurance for federal income tax law purposes. See Tax Status of the Policy, page 52.

We require a minimum stated death benefit and a minimum target death benefit to issue your policy. You may not take a partial withdrawal if it reduces your stated death benefit or target death benefit below this minimum. See Policy Issuance, page 21.

We will send a new policy schedule page to you showing the effect of your withdrawal if there is any change to your stated death benefit or your target death benefit. In order to make this change, we may ask that you return the policy to our customer service center. Your withdrawal and reductions in the death benefits are effective as of the valuation date on which we receive your request. See Distributions Other than Death Benefits from Modified Endowment Contracts, page 54, and Distributions Other than Death Benefits from Policies That Are Not Modified Endowment Contracts, page 54.

Lapse

Your insurance coverage continues as long as your net cash surrender value is enough to pay your deductions each month. Lapse does not apply if the guaranteed minimum death benefit or the special continuation period is in effect and you have met all requirements. See Special Continuation Period, page 23, and Guaranteed Minimum Death Benefit, page 27.

If the continuation of coverage feature is active, your policy could lapse if there is an outstanding policy loan even though there are no monthly deductions.

Grace Period

Your policy enters a 61-day lapse grace period if, on a monthly processing date:

  your net cash surrender value is zero (or less).
  the five-year special continuation period has expired, or you have not paid the required special continuation period premium you do not have the guaranteed minimum death benefit or it has expired or terminated.

We notify you that your policy is in a grace period at least 30 days before it ends. We send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally is the past due charges, plus the estimated monthly policy and rider deductions for the next two months. If the death of the second of the insured people occurs during the grace period we do pay death proceeds to your beneficiaries, but with reductions for your policy loan balance, accrued loan interest and monthly deductions owed. We will send you a lapse notice if the guaranteed minimum death benefit is going to lapse.

If we receive payment of the required amount before the end of the grace period, we apply it to your account value in the same manner as your other premium payments, then we deduct the overdue amounts from your account balance.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse without value. We withdraw your remaining account balance from the variable and guaranteed interest divisions. We deduct amounts you owe us including surrender charges and inform you that your policy coverage has ended.

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If You Have the Guaranteed Minimum Death Benefit in Effect

After the special continuation period has ended and if the guaranteed minimum death benefit is in effect, your policy's stated death benefit will not lapse during the guarantee period. This is true even if your net cash surrender value is not enough to cover all of the deductions from your account value on any monthly processing date. See Guaranteed Minimum Death Benefit, page 27.

Lapse Summary

Special Continuation Period		Guaranteed Minimum Death Benefit
If you meet the requirements	If you do not meet the requirements or it is no longer in effect	If you meet the requirements	If you do not meet the requirements or it is no longer in effect
Your policy does not lapse if you do not have enough net cash surrender value to pay the monthly charges. The charges are deducted and may cause a negative account value until the earlier of: 1) the date you have enough net account value, or 2) until the end of the special continuation period.	Your policy enters the grace period if your net cash surrender value is not enough to pay the monthly charges, or if your loan plus accrued loan interest is more than your cash surrender value. If you do not pay enough premium to cover the past due monthly charges and interest due plus the monthly charges and interest due through the end of the grace period, your policy lapses.	Your policy does not lapse if you do not have enough net cash surrender value to pay the monthly charges. However, if you have any riders, they lapse after the grace period and only your base coverage remains in force. Charges for your base coverage are then deducted each month to the extent that there is sufficient net account value to pay these charges. If there is not sufficient net account value to pay a charge, it is permanently waived.	Your policy enters the grace period if your net cash surrender value is not enough to pay the monthly charges, or if your loan plus accrued loan interest is more than your cash surrender value. If you do not pay enough premium to cover the past due monthly charges and interest due plus the monthly charges and interest due through the end of the grace period, your policy lapses.

Reinstatement

If you do not pay enough premium before the end of the grace period, your policy lapses. You may still reinstate your policy and its riders (other than the guaranteed minimum death benefit) within five years of the end of the grace period.

Unless state law requires differently, we will reinstate your policy and riders if:

  you are the owner and have not surrendered your policy
  you provide satisfactory evidence to us that both insured people are alive and that each is still insurable according to our normal rules of underwriting we receive enough premium to keep your policy and its riders in force from the beginning to the end of the grace period and for two months after the reinstatement date.

We will not reinstate your policy if one insured person has died or become uninsurable since your policy date. If one insured person was uninsurable at the issue of your policy and remains uninsurable, we will review the underwriting requirements applicable to each insured person at the time you request reinstatement to determine whether or not your policy may be reinstated.

Reinstatement is effective on the monthly processing date following our approval of your reinstatement

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application. When we reinstate your policy, we reinstate the surrender charges for the amount and time remaining when your policy lapsed. If you had a policy loan when coverage ended, we reinstate it with accrued loan interest to the date of lapse. The cost of insurance charges at the time of reinstatement are adjusted to reflect the time since the lapse.

We apply net premium received after reinstatement according to your most recent instructions which may be those in effect at the start of the grace period.

Surrender

You may surrender your policy for its net cash surrender value any time before the death of the second of the insured people. You may take your net cash surrender value in other than one payment. We compute your net cash surrender value as of the valuation date we receive your written surrender request and policy at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy. See Policy Values, page 33, and Settlement Provisions, page 45.

We do not pro-rate or add back charges or expenses which we deducted before your surrender.

If you surrender your policy during the first fourteen policy or segment years, we deduct a surrender charge from your net account value. If you surrender your policy during the early years, you may have little or no net cash surrender value. See Surrender Charge, page 49.

A surrender of your policy may have adverse tax consequences. See Distributions Other than Death Benefits from Modified Endowment Contracts, page 54, and Distributions Other than Death Benefits from Policies That Are Not Modified Endowment Contracts, page 54.

General Policy Provisions

Free Look Period

You have the right to examine your policy and return it, for any reason, to us during the period shown in the policy. The right to examine period, often called the free look period, starts on the date you receive your policy and is a length of time specified by law. If you return your policy to us within the specified period, we will consider it canceled as of your policy date.

If you cancel your policy during this free look

period, you will receive a refund as determined by state law. Generally, there are two types of free look refunds:

  some states require a return of all premium
  other states require payment of account value plus a refund of all charges deducted.

Your policy will specify what type of free look refund applies in your state. The type of free look refund in your state will affect when premium we receive before the end of the free look period is invested into the variable investment options. See Allocation of Net Premiums, page 23.

Your Policy

The entire contract between you and us is the combination of:

  your policy;
  a copy of your original application and any applications for benefit increases or decreases;
  all of your riders;
  endorsements;
  policy schedule pages; and
  reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or an officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.

Age

The age stated in your policy schedule is the joint equivalent age of the insured people we use to issue your policy. The joint equivalent age is the sum of both insured people's ages adjusted for the differences in ages and gender, divided by two and rounded down.

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The insured people must each be no more than age 90 at policy issue. The minimum joint equivalent age must be at least 15. The maximum joint equivalent age must be no more than 85. There is no limit on the difference in the insured people's ages. Age is measured as the age of the insured person on the birthday nearest the policy anniversary.

The younger insured person's 100th birthday is the 100th anniversary of the younger insured person's birth regardless if he/she has survived. The policy anniversary nearest to this date is the date used for policy maturity and continuation of coverage.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive the benefits until the death of the second of the insured people. This includes the right to change the owner, beneficiaries or the method designated to pay death proceeds.

As a matter of law, all rights of ownership are limited  by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive both of the insured people receives the death proceeds. Other surviving beneficiaries receive death proceeds only if there are no surviving primary beneficiaries. If more than one beneficiary survives both insured people, they share the death proceeds equally, unless you have told us otherwise. If none of your policy beneficiaries has survived both insured people, we pay the death proceeds to you or your estate, as owner.

You may name new beneficiaries any time before the death of the second of the insured people. We pay the death proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries.

Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries' rights (unless the beneficiaries was made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid.

A collateral assignment may have tax consequences. You should consult your tax adviser.

Incontestability

After your policy has been in force and both insured people are alive for two years from your policy date, and from the effective date of a new segment or an increase in any other benefit, we will not question the validity of statements in your applicable application.

Misstatements of Age or Gender

If an insured person's age or gender has been misstated, we adjust the death benefit to the amount which would have been purchased for each insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your account value on the last monthly processing date before the death of the second of the insured people, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make adjustments for a misstatement of gender.

Suicide

If either insured person commits suicide, while sane or insane, within two years of your policy date, unless otherwise required by law, we limit death proceeds payable to:

  the total of all premiums we receive to the time of death; minus outstanding policy loan amounts and accrued loan interest; minus partial withdrawals taken.

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We make a limited payment to the beneficiaries for a new segment or other increase if the second of the insured people commits suicide, while sane or insane, within two years of the effective date of a new segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance and monthly expense charges which were deducted for the increase.

Transaction Processing

Generally, within seven days of when we receive all information required to process a payment, we pay:

  death proceeds.
  net cash surrender value.
  partial withdrawals.
  loan proceeds.

We may delay processing these transactions if:

  the NYSE is closed for trading.
  trading on the NYSE is restricted by the SEC.
  there is an emergency so that it is not reasonably possible to sell securities in the variable investment options or to determine the value of a variable investment option's assets.
  a governmental body with jurisdiction over the separate account allows suspension by its order.

SEC rules and regulations determine whether or not these conditions exist.

We execute transfers among the variable investment options as of the valuation date of our receipt of your request at our customer service center.

We determine the death benefit as of the date of death of the second of the insured people. The death proceeds are not affected by subsequent changes in the value of the variable investment options.

We may delay payment from our guaranteed interest division for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Notification and Claims Procedures

Except for certain authorized telephone requests, we must receive any election, designation, change, assignment or request in writing from the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record your notice. We may require you to return your policy for certain policy changes or if you surrender it.

If an insured person dies while your policy is in force, please let us know as soon as possible. We will immediately send you instructions on how to make a claim. As proof of the insured person's death, we may require you to provide proof of the deceased insured person's age and a certified copy of the death certificate.

The beneficiaries and the deceased insured person's next of kin may need to sign authorization forms.

These forms allow us to get information such as medical records from doctors and hospitals.

Telephone Privileges

Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. Telephone privileges allow you or your agent/registered representative to call our customer service center to:

  make transfers
  change premium allocations
  change features in your dollar cost averaging and automatic rebalancing programs request partial withdrawals
  request a policy loan.

Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

  requiring some form of personal identification
  providing written confirmation of any transactions
  tape recording telephone calls.

By accepting automatic telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm

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instructions, we are not liable for losses due to unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

Non-participation

Your policy does not participate in the surplus earnings of Southland Life.

Distribution of the Policies

The principal underwriter (distributor) for our policies is ING America Equities, Inc., ING America Equities, Inc., is an affiliate of Southland Life. It is registered as a broker/dealer with the SEC and the NASD. We pay ING America Equities, Inc., for acting as the principal underwriter under a distribution agreement.

We sell our policies through licensed insurance agents who are registered representatives of other broker/dealers including, but not limited to:

  VESTAX Securities Corporation, an indirect affiliate;
  Locust Street Securities, Inc., an indirect affiliate;
  Multi-Financial Securities, Corp., an indirect affiliate;
  IFG Network Securities, Inc., an indirect affiliate;
  Washington Square Securities, Inc., an indirect affiliate;
  Guaranty Brokerage Services Inc., an indirect affiliate;
  AETNA Investment Services, LLC, an indirect affiliate;
  Primevest Financial Services, Inc., an indirect affiliate;
  Granite Investment Services, Inc., an indirect affiliate; and
  Financial Northeastern Securities, Inc., an indirect affiliate.

All broker/dealers who sell this policy have entered into selling agreements with us. Under these agreements, we pay a distribution allowance to the broker/dealers, who pay commissions to their agents/registered representatives who sell this policy.

There are two structures for the distribution allowances, but the structure choice does not affect fees or charges on your policy.

Under the standard structure, the distribution allowance paid to the broker/dealer is 90% of the first target premium that we receive. For premiums we receive over the first target premium, the distribution allowance is 3.5% in policy years one through ten.

For affiliated broker/dealers under the bonus structure, the distribution allowance paid to the broker/dealer is 85% of the first target premium that we receive. For premiums we receive over the first target premium, the distribution allowance is 3.5% in policy years one through ten. There may be a bonus based on aggregate sales up to 15%.

Although it varies by policy, we estimate the typical first year compensation payable to a selling broker/dealer if a policy pays target premium to be $10 per $1,000 of death benefit.

In addition, we make annual renewal payments (trails) to the broker/dealer based on a percentage of each policy's net account value. These annual payments are 0.15% starting in policy year six. We may pay wholesaler fees or marketing and training allowances.

Some broker/dealers receive a slightly lower distribution allowance because we provide them with greater marketing and administrative support. We pay wholesaler fees and marketing and training allowances. We may provide repayments or make sponsor payments for broker/dealers to use in sales contests for their registered representatives. We do not hold contests directly based on sales of this product. We do hold training programs from time to time at our own expense. We pay dealer concessions, wholesaling fees, other allowances and the costs of all other incentives or training programs from our resources which include sales charges.

Advertising Practices and Sales Literature

We may use advertisements and sales literature to promote this product, including:

  articles on variable life insurance and other information published in business or financial publications;

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  indices or rankings of investment securities; and
  comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the variable investment options. Past performance is not indicative of future performance of the investment options or the policies and is not reflective of the actual investment experience of policyowners.

We may feature certain investment options and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.

Settlement Provisions

You may take your net cash surrender value in other than one payment. Likewise, you may elect to have the beneficiaries receive the death proceeds other than in one payment. If you make this election, you must do so before the death of the second of the insured people. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of death of the second of the insured people.

The investment performance of the variable investment options does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20 and the total proceeds must be $2,000 or more.

Option I:	Payouts for a Designated Period
Option II:	Life Income with Payouts Guaranteed for a Designated Period
Option III:	Hold at Interest
Option IV:	Payouts of a Designated Amount
Option V:	Other Options We Offer at the Time We Pay the Benefit

Administrative Information About the Policy

Voting Privileges

We invest the variable investment options' assets in shares of investment portfolios. We are the legal owner of the shares held in the separate account and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your account value. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each investment portfolio share has the right to one vote. The votes of all investment portfolio shares are cast together on a collective basis, except on issues for which the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

Examples of issues that require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular investment portfolio; or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any investment portfolio shares that are not attributable to policies and any investment portfolio shares for which the owner does not give us instructions, the same way we vote as if we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the investment portfolios corresponding to those in which you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each variable investment option that we attribute to your

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policy by dividing your account value allocated to that variable investment option by the net asset value of one share of the matching investment portfolio.

Material Conflicts

We are required to track events to identify material conflicts arising from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the investment portfolios, Southland Life and other insurance companies participating in the investment portfolios, have this same duty. There may be a material conflict if:

  state insurance law or federal income tax law changes
  investment management of an investment portfolio changes
  voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general or between certain classes of owners; and these retirement plans or participants in these retirement plans.

If there is a material conflict, we have the duty to determine appropriate action including removing the portfolios involved from our variable investment options. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require it, we may ignore voting instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in our next semi-annual report to owners.

Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options, but not credited to policies in the same proportion as votes cast by owners.

Right to Change Operations

Subject to state limitations and the rules and regulations of the SEC, we may from time to time make any of the following changes to our separate account with respect to some or all classes of policies:

  Change the investment objective
  Offer additional variable investment options which will invest in portfolios we find appropriate for policies we issue
  Eliminate variable investment options
  Combine two or more variable investment options
  Substitute a new investment portfolio for a portfolio in which the division currently invests. A substitution may become necessary if, in our judgment:
     »  a portfolio no longer suits the purposes of your policy; BR>   »  there is a change in laws or regulations;
     »  there is a change in a portfolio's investment objectives or restrictions;
     »  the portfolio is no longer available for investment; or
     »  another reason we deem a substitution is appropriate.
  Transfer assets related to your policy class to another separate account.
  Withdraw the separate account from registration under the 1940 Act.
  Operate the separate account as a management investment company under the 1940 Act.
  Cause one or more variable investment options to invest in a mutual fund other than, or in addition to, the investment portfolios.
  Stop selling these policies.
  End any employer or plan trustee agreement with us under the agreement's terms.
  Limit or eliminate any voting rights for the separate account.
  Make any changes required by the 1940 Act or its rules or regulations.
  Close an investment option to new investments.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected investment option to another variable investment option or to the guaranteed interest division, you may do so free of charge. Just notify us at our customer service center.

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Reports to Owners

At the end of each policy year we send a report to you that shows:

  your total net policy death benefit (your stated death benefit plus adjustable term insurance rider death benefit, if any).
  your account value.
  your policy loan, if any, plus accrued interest.
  your net cash surrender value.
  your account transactions during the policy year showing net premiums, transfers, deductions, loan amounts and withdrawals.

We send semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio to you.

We send confirmation notices to you throughout the year for certain policy transactions such as partial withdrawals and loans.

CHARGES AND DEDUCTIONS

The amount of a charge may not correspond to the cost incurred by us to provide the service or benefit. For example, the sales charges may not cover all of our sales and distribution expenses. Some proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used to cover such expenses.

Deductions from Premiums

We treat payments we receive as premium if you do not have an outstanding policy loan and your policy is not in the continuation of coverage period. After we deduct certain charges from your payment, we add the remaining net premium to your policy.

Sales Charge

We deduct a percentage of each premium payment to compensate us for the costs we incur in selling the policies. The sales charge helps cover the costs of distribution, preparing sales literature, promotional expenses and other direct and indirect expenses.

We base the percentage on the time expired since your policy date, or addition of a segment and on your premium payments up to and above a target premium. The sales charge deducted from your premium payments after an increase in stated death benefit is based on each segment's target premium and the length of time that the segment has been in effect.

Your policy schedule page shows the target premium for your policy.

	Sales Charge Percentage
Policy or Segment Year	Up to Policy or Segment Target Premium	Above Policy or Segment Target Premium
1 - 10	4.0%	2%
11 +	2%	2%

For example, if this policy is issued to insure a male, age 79 who is uninsurable, and a male, age 87 who is insurable but in a substandard underwriting rating class, the target premium for sales charge purposes is $155 for each $1,000 of stated death benefit. We believe this amount represents the maximum target premium and that most policies will have a much lower target premium. See Target Premium, page 22.

We may reduce or waive the sales charge for certain group or sponsored arrangements, or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 51.

Tax Charges

We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, state and local taxes range from 0.5% to 5% with some states not imposing these types of taxes. We deduct 2.5% of each premium payment to cover these taxes. This rate approximates the average tax rate we expect to pay in all states.

We also deduct 1.5% of each premium payment to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premiums we receive.

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We reserve the right to increase or decrease this charge for taxes if there are changes in the tax law, within limits set by law. We also reserve the right to increase or decrease the charge for the federal income tax treatment of deferred acquisition costs based on any change in that cost to us.

Daily Deductions from the Separate Account

Mortality and Expense Risk Charge

We deduct 0.002466% per day (0.90% annually) of the amount you have in the variable investment options for the mortality and expense risks we assume. This charge is deducted as part of the calculation of the daily unit values for the variable investment options and does not appear as a separate charge on your statement or confirmation.

The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and in operating the variable division are greater than the amount we estimated.

The mortality and expense risk charge does not apply to your account value in the guaranteed interest division or the loan division.

Monthly Deductions from Account Value

We deduct charges from your account value on each monthly processing date until the maturity date.

Policy Charge

The initial policy charge is $15 per month for the first ten years of your policy. After the first ten years, the policy charge is $9 per month. This charge compensates us for such costs as:

  application processing
  medical examinations
  establishment of policy records
  insurance underwriting costs.

Monthly Administrative Charge

We charge a per month administrative charge of $0.085 per $1,000 for the first ten policy years for the greater of target or stated death benefit. We charge $0.015 per $1,000 for each policy year after the tenth through year twenty for the greater of target or stated death benefit. We limit the per $1,000 charge, based on the insured people's joint equivalent age, to $212.50 per month for the first ten policy years. This charge is limited to $37.50 monthly for policy years eleven through twenty. This charge applies to the first $2,500,000 of death benefit.

This charge is designed to compensate us for ongoing costs such as:

  premium billing and collections
  claim processing
  policy transactions
  record keeping
  reporting and communications with policy owners
  other expenses and overhead.

Cost of Insurance Charge

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying death proceeds that may be more than your account value.

The cost of insurance charge is equal to our current monthly cost of insurance rate multiplied by the net amount at risk for each portion of your death benefit. We calculate the net amount at risk monthly, at the beginning of each policy month. For the base death benefit, the net amount at risk is calculated using the difference between the current base death benefit and your account value. We determine your account value after we deduct your policy charges due on that date other than cost of insurance charges.

If your base death benefit at the beginning of a month increases (as a requirement of the federal income tax law definition of life insurance), the net amount at risk for your base death benefit for that month also increases. Similarly, the net amount at risk for your adjustable term insurance rider decreases. Your cost of insurance charge varies from month to month with changes in your net amount at risk, changes in the death benefit and with the increasing age of the insured people. We allocate the net amount at risk to segments in the same proportion that each segment has to the total stated death benefit for all segments as of the monthly processing date.

We base your current cost of insurance rates on the insured people's ages, genders, policy duration, amount of target death benefit and premium classes on the policy and each segment date.

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We apply unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

Separate cost of insurance rates apply to each segment of the base death benefit, your adjustable term insurance rider and single life term insurance riders.

We may make changes in the cost of insurance or rider charges for a class of insured persons. We base the new charge on changes in expectations about:

  investment earnings;
  mortality;
  the time policies remain in effect;
  expenses; and
  taxes.

These rates are never more than the guaranteed maximum rates shown in your policy. The guaranteed maximum rates are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Table.

The maximum rates for the initial and each new segment will be printed in your schedule pages.

Guaranteed Minimum Death Benefit Charge

If you choose the guaranteed minimum death benefit feature, we charge $0.005 per $1,000 of stated death benefit each month during the guarantee period. We guarantee the charge not to exceed this rate.

Rider Charges

On each monthly processing date, we deduct the cost of benefits under your riders including the single life term insurance rider. Rider charges do not include the adjustable term insurance rider. See Riders, page 28.

Policy Transaction Fees

We charge fees for certain transactions under your policy. We deduct these fees from the variable and guaranteed interest divisions pro rata to the account value in each.

Partial Withdrawal Fee

We deduct the lesser of a $25 service fee or 2% of the requested partial withdrawal from your account value for each partial withdrawal you take to cover our costs. We may also deduct a surrender charge from your account value. See Partial Withdrawals, page 38.

Excess Illustration Fee

The first policy illustration you request in a policy year is free. After that, we charge a fee of up to $25 for each illustration.

How We Deduct Charges,
Loans and Partial Withdrawals

	Monthly Charges: Cost of Insurance Charges, Guaranteed Minimum Death Benefit Charges, Rider Charges, Administrative Fees	Policy Transactions and Fees: Loans, Partial Withdrawals, and Excess Illustration Fee
Choice	May choose a designated deduction investment option, including guaranteed interest division	May choose any investment option or combination of investment options
Default	Proportionally among variable and guaranteed interest divisions	Proportionally among variable and guaranteed interest divisions

Surrender Charge

We may deduct a surrender charge from your account value during the first fourteen years of your policy or coverage segment if you:

  surrender your policy;
  reduce your stated death benefit;
  allow your policy to lapse; or
  take a partial withdrawal which decreases your stated death benefit.

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The surrender charge compensates us for issuing and distributing policies. We deduct surrender charges pro rata based on your account value in each investment option.

The surrender charge is made up of two parts:

  an administrative surrender charge and
  a sales surrender charge.

If you change your death benefit option, this may decrease your stated death benefit. Under these circumstances, we do not deduct a surrender charge and we do not reduce future surrender charges.

A change to your death benefit option may increase the stated death benefit. We do not increase your surrender charge in this case. However, all other increases in your stated death benefit create a new segment which will be subject to its own fourteen year surrender charge period.

If your surrender charge changes, we send you a new schedule showing the change.

Administrative Surrender Charge

The administrative surrender charge is a dollar amount for each $1,000 of the stated death benefit based on joint equivalent age of the insured people and the policy or segment year. We base this amount on the joint equivalent age of the insured people on your policy date or on the date you add a new stated death benefit coverage segment to your policy.

Administrative Surrender Charge per $1,000 of Stated Death Benefit
	Joint Equivalent Age
Year	15 - 84	85
1	$2.00	$2.00
2	$2.00	$2.00
3	$2.00	$2.00
4	$2.00	$2.00
5	$2.00	$2.00
6	$1.90	$1.90
7	$1.80	$1.80
8	$1.70	$1.70
9	$1.60	$1.60
10	$1.50	$1.50
11	$1.40	$1.40
12	$1.30	$1.30
13	$1.20	$1.20
14	$1.00	$0.00
15	$0.00	$0.00

For example, if the stated death benefit is $100,000 and the joint equivalent of the insured people is age 40 on your policy date, your administrative surrender charge is $200.

During the first fourteen years of your policy your administrative surrender charge may decrease. This happens if you request a decrease in your stated death benefit or you take a partial withdrawal which causes your stated death benefit to decrease. Your administrative surrender charge decreases in the same proportion that your stated death benefit decreases. Under these circumstances we then deduct from your account value the amount by which your administrative surrender charge decreased.

We designed your administrative surrender charge to cover part of our administrative expenses for your policy, such as:

  application processing;
  establishing your policy records;
  insurance underwriting; and
  costs associated with developing and operating our systems to administer the policies.

Sales Surrender Charge

The sales surrender charge is a percentage of the surrender target premium for each segment without substandard ratings (the base standard surrender target premium). The percentage is based on the joint equivalent age of the insured people.

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The maximum sales surrender charge target premium is $63 for each $1,000 of stated death benefit. The maximum sales surrender charge is 100% of the surrender charge target premium. For joint equivalent ages 0-77 the maximum charge applies for policy or segment years 1 through 5 and then it decreases by 10% in each policy or segment year 6 through 14. For joint equivalent ages 78-85, the maximum sales surrender charge also decreases in percentage increments starting no later than policy or segment year five and reaching zero by policy or segment year fifteen. There is no sales surrender charge after policy or segment year fourteen.

For example, if the surrender charge target premium is $1,500 and the joint equivalent age at policy issue is 45, the sales surrender change in policy years 1 through 5 is $1,500. It then decreases by 10%, or $150, each year 6 through 15, becoming zero in year 15.

We do not determine target premiums on your scheduled premium. We determine target premiums actuarially, based on the age and gender of the insured people. The schedule shows the maximum sales surrender charge for your stated death benefit.

If your stated death benefit decreases, we reduce your target premium for each segment in the same proportion that we reduce your stated death benefit. We do not do this if the reduction is a result of a death benefit option change. In that case, we will provide you a new schedule page.

Calculation of Surrender Charge Example

     Assume the stated death benefit on your policy is $100,000 and both insured persons are age 45 when we issue your policy. The surrender target premium on your policy is $1,500. The actual surrender charge, assuming that we receive a $1,000 premium each policy year, is:

Policy Year	Administrative Surrender Charge	Sales Surrender Charge	Actual Surrender Charge
1	200	1500	1700
2	200	1500	1700
3	200	1500	1700
4	200	1500	1700
5	200	1500	1700
6	190	1350	1540
7	180	1200	1380
8	170	1050	1220
9	160	900	1060
10	150	750	900
11	140	600	740
12	130	450	580
13	120	300	420
14	100	150	250
15	0	0	0

Other Charges

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. So no charge is made to the variable investment options for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable investment options, we may make such a charge in the future.

Group or Sponsored Arrangements, or Corporate Purchasers

Individuals, corporations or other institutions may purchase this policy. For group or sponsored arrangements (including employees and certain family members of employees of Southland Life, its affiliates and appointed sales agents), corporate purchasers or internal exchanges, we may reduce or

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waive the:

  surrender charge, including the surrender charge on partial withdrawals;
  length of time a surrender charge applies;
  administrative charge;
  minimum stated death benefit;
  minimum target death benefit;
  minimum annual premium;
  target premium;
  sales charges;
  cost of insurance charges; or
  other charges normally assessed.

We can reduce or waive these items based on expected economies. Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors. We take into account when we reduce charges. We make reductions to charges based on our rules in effect when we approve a policy application. We may change these rules from time to time.

Group arrangements include those in which there is a trustee, an employer or an association. The group may purchase multiple policies covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer policies to its employees or members on an individual basis. Each sponsored arrangement or corporation may have different group premium payments and premium requirements.

We will not be unfairly discriminatory in any variation in the surrender charge, administrative charge, or other charge, fee or privilege. These variations are based on differences in costs or services.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Specifically, the policy must meet the requirements of the "guideline premium/cash value corridor test," as specified in Code section 7702. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.

The guideline premium/cash value corridor test provides for a maximum premium in relation to the death benefit, and a minimum "corridor" of death benefit in relation to account value. See Appendix A, page 148, for a table of the guideline premium/cash value corridor test factors.

We will at all times strive to assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. See Tax Treatment of Policy Death Benefits, page 53.

Diversification and Investor Control Requirements

In addition to meeting the Code Section 7702 cash value accumulation test guideline premium/cash corridor test, Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to federal income

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tax on your policy income as you earn it. Our variable investment options' investment portfolios have promised they will meet the diversification standards that apply to your policy.

In certain circumstances, you, as owner of a variable life insurance contract, may be considered the owner for federal income tax purposes of the separate account assets used to support your contract. Any income and gains from the separate account assets are includable in the gross income from your policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your policy for favorable tax treatment.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy

Death Benefits

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiaries under section 101(a)(1) of the Code.  However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiaries. A tax adviser should be consulted about these consequences.

Generally, the policy owner will not be taxed on any of the policy account value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Multiple Policies

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.

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Distributions Other than Death Benefits from Modified Endowment Contracts

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.
  Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.
  A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.

Distributions Other than Death Benefits from Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes, if policy benefits are reduced during the first fifteen policy years, may be treated in whole or in part as ordinary income subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are uncertain and a tax advisor should be consulted about such loans. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

Policy Loans

In general, interest on a policy loan will not be deductible. Moreover, the tax consequences associated with a preferred loan available in the policy are uncertain. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.

Continuation of Policy Beyond

Age 100

The tax consequences of continuing the policy beyond the policy anniversary nearest the younger insured person's 100th birthday are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the policy anniversary nearest the younger insured person's 100th birthday.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.

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Taxation of Policy Splits

The policy split option permits a Policy to be split into two other single life policies upon the occurrence of (i) a divorce of the joint insureds, or (ii) certain changes in federal estate tax law, or (iii) there is a dissolution of business conducted or owned by the two insureds. A policy split option could have adverse tax consequences. Before you exercise rights provided by the policy split option, it is important that you consult with a tax advisor regarding possible consequences of a policy split.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Possible Tax Law Changes

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may make changes to your policy or its riders or take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.

Additionally, assuming that you do not want your policy to be or to become a modified endowment contract, we include a policy endorsement under which we have the right to amend your policy, including riders. We do this to attempt to enable your policy to continue to meet the seven-pay test for federal income tax purposes. If the policy premium you pay is more than the seven-pay limit, we have the right to remove any excess premium or to make any appropriate adjustments to your policy's account value and death benefit. It is not clear, however, whether we can take effective action pursuant to this endorsement under all possible circumstances to prevent a policy that has exceeded the premium limitation from being classified as a modified endowment contract.

Any increase in your death benefit will cause an increase in your cost of insurance charges.

Other

Policy owners may use our policies in various arrangements, including:

  qualified plans,
  non-qualified deferred compensation or salary continuance plans, split dollar insurance plans,
  executive bonus plans,
  retiree medical benefit plans, and
  other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping

Survivor Dimensions      55

transfer taxes. For example the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.

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ADDITIONAL INFORMATION

Directors and Officers

Set forth below is information regarding the directors and principal officers of Southland Life Insurance Company. Southland's address, and the business address of each person named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with one asterisk (*) is 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with two asterisks (**) is 20 Washington Avenue South, Minneapolis, MN 55401.

Name and Principal Business and Address	Position and Offices with Southland Life Insurance Company

Robert C. Salipante**	Chief Executive Officer

Chris D. Schreier**	President

James L. Livingston, Jr.	Executive Vice President and Chief Actuary

Wayne R. Huneke*	Chief Financial Officer

Douglas W. Campbell	Senior Vice President, Agency Sales

Gary W. Waggoner	Vice President and Assistant Secretary

Paula Cludray-Engelke**	Secretary

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Regulation

We are regulated and supervised by the Texas Department of Insurance which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.

Legal Matters

The legal matters in connection with the policy described in this prospectus have been passed on by Counsel of ING Southland Life. Sutherland Asbill & Brennan LLP has provided advice on certain matters relating to the federal securities laws.

Legal Proceedings

ING Southland Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to ING Southland Life's ability to meet its obligations under the policy or to the separate account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.

Experts

The financial statements of Southland Life Insurance Company at December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, and the financial statements of the Southland Separate Account L1 at December 31, 2000, and for each of the three years in the period ended December 31, 2000, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by James L. Livingston, Jr., F.S.A., M.A.A.A., who is Executive Vice President and Chief Actuary of ING Southland Life. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

Registration Statement

We have filed a Registration Statement relating to the separate account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. There is a charge for this material.

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FINANCIAL STATEMENTS

The statutory-basis financial statements of Southland Life Insurance Company ("Southland ") at December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, are prepared in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States, and start on page 61.

The financial statements included for the Southland Separate Account L1 at December 31, 2000, and for each of the three years in the period ended December 31, 2000, are prepared in accordance with accounting principles generally accepted in the United States and represent those divisions that had commenced operations by that date.

The financial statements of Southland, as well as the financial statements included for the Southland Separate Account L1, referred to above, have been audited by Ernst & Young LLP. The financial statements of Southland should be distinguished from the financial statements of the Southland Separate Account L1 and should be considered only as bearing upon the ability of Southland to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the divisions of Southland Separate Account L1.

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Financial Statements - Statutory Basis
Southland Life Insurance Company

Years ended December 31, 2000, 1999 and 1998
with Report of Independent Auditors

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Southland Life Insurance Company

Financial Statements - Statutory Basis

December 31, 2000, 1999 and 1998

Contents

Report of Independent Auditors     63

Financial Statements - Statutory Basis

Balance Sheets - Statutory Basis     64
Statements of Operations - Statutory Basis     66
Statements of Changes in Capital and Surplus - Statutory Basis     67
Statements of Cash Flow - Statutory Basis     68
Notes to Financial Statements - Statutory Basis     70

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Report of Independent Auditors

Board of Directors
Southland Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Southland Life Insurance Company (an indirect, wholly-owned subsidiary of ING America Insurance Holdings, Inc.) as of December 31, 2000 and 1999, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Southland Life Insurance Company at December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Texas Insurance Department.

March 23, 2001

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Southland Life Insurance Company

Balance Sheets - Statutory Basis

	December 31
	2000	1999
	(In Thousands)

Admitted assets
Cash and investments:
Bonds	$1,688,338	$1,340,102
Preferred stocks	1,396	1,153
Common stocks	638	652
Mortgage loans	461,642	385,459
Real estate, less accumulated depreciation (2000 - $0; 1999 - $0)	-	1,300
Policy loans	88,693	88,524
Other invested assets	9,913	7,004
Cash and short-term investments	124,800	25,755
Total cash and investments	2,375,420	1,849,949

Deferred and uncollected premiums, less loading (2000 - $213; 1999 - $342)	8,459	11,615
Accrued investment income	24,161	24,018
Reinsurance balances recoverable	21,587	36,922
Indebtedness from related parties	21,000	15,573
Separate account assets	98,288	95,610
Other assets	962	1,314
Total admitted assets	$2,549,877	$2,035,001

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	December 31
	2000	1999
	(In Thousands, Except Share Amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,099,802	$1,673,498
Accident and health reserves	7,558	7,879
Policyholders' funds	3,772	4,005
Dividends left on deposit	691	705
Dividends payable	17	16
Unpaid claims	14,055	10,293
Total policy and contract liabilities	2,125,895	1,696,396

Accounts payable and accrued expenses	21,188	48,958
Indebtedness to related parties	7,907	53,512
Litigation reserve	11,762	11,783
Asset valuation reserve	19,823	17,191
Interest maintenance reserve	20,337	30,155
Federal income taxes	13,145	1,017
Borrowed money	136,565	-
Other liabilities	(14,444)	(11,728)
Separate account liabilities	98,288	95,610
Total liabilities	2,440,466	1,942,894

Commitments and contingencies

Capital and surplus:
Common stock, $3 par value:
Authorized - 2,550,000 shares
Issued and outstanding - 2,500,000 shares	7,500	7,500
Paid-in and contributed surplus	59,600	38,600
Unassigned surplus	42,311	46,007
Total capital and surplus	109,411	92,107
Total liabilities and capital and surplus	$2,549,877	$2,035,001

See accompanying notes - statutory basis.

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Southland Life Insurance Company

Statements of Operations - Statutory Basis

	Year ended December 31
	2000	1999	1998
	(In Thousands)

Premiums and other revenues:
Life, annuity, and accident and health premiums	$572,754	$449,512	$353,090
Policy proceeds and dividends left on deposit	165	385	340
Net investment income	145,055	124,494	111,239
Amortization of interest maintenance reserve	3,092	3,261	2,924
Commissions, expense allowances and reserve adjustments on reinsurance ceded	8,996	12,575	13,318
Other revenues	-	712	480
Total premiums and other revenues	730,062	590,939	481,391

Benefits paid or provided:
Death benefits	56,259	51,702	43,982
Annuity benefits	3,543	4,720	6,086
Surrender benefits	73,801	60,971	47,533
Interest on policy or contract funds	868	841	334
Accident and health benefits	3,125	29,754	24,652
Other benefits	208	225	951
Increase in life, annuity, and accident and health reserves	425,974	249,319	169,346
Net transfers to separate accounts	11,270	13,202	19,753
Total benefits paid or provided	575,048	410,734	312,637

Insurance expenses:
Commissions	64,536	65,562	67,589
General expenses	45,268	68,278	52,000
Insurance taxes	15,090	12,815	10,153
Total insurance expenses	124,894	146,655	129,742

Gain from operations before policyholder dividends, federal income taxes and net realized capital (losses) gains	30,120	33,550	39,012

Dividends to policyholders	61	16	16

Gain from operations before federal income taxes and net realized capital (losses) gains	30,059	33,534	38,996
Federal income taxes	24,408	25,562	20,388
Gain from operations before net realized capital (losses) gains	5,651	7,972	18,608
Net realized capital (losses) gains, net of income tax (benefit) expense (2000 - ($4,246); 1999- ($1,703); 1998 - $7,369) and excluding net transfers to the interest maintenance reserve (2000 - ($6,726); 1999 - ($3,354); 1998 - $13,370)	(1,159)	191	(535)
Net income	$ 4,492	$ 8,163	$ 18,073

See accompanying notes - statutory basis.

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Southland Life Insurance Company

Statements of Changes in Capital and Surplus - Statutory Basis

	Year ended December 31
	2000	1999	1998
	(In Thousands)
Common stock:
Balance at beginning and end of year	$7,500	$7,500	$7,500

Paid-in and contributed surplus:
Balance at beginning of year	$38,600	$25,000	$ -
Capital contributions	21,000	13,600	25,000
Balance at end of year	$59,600	$38,600	$25,000

Unassigned surplus:
Balance at beginning of year	$46,007	$50,446	$87,953
Net income	4,492	8,163	18,073
Change in net unrealized capital gains or losses	(2,052)	(351)	85
Decrease (increase) in nonadmitted assets	4,090	(2,566)	(1,939)
Increase in asset valuation reserve	(2,632)	(2,476)	(2,326)
Increase in litigation reserve, net of tax	-	-	(12,000)
(Recognition) deferral of gain on reinsurance of existing business, net of tax	(7,594)	11,391	-
Dividends to shareholder	-	(18,600)	(39,400)
Balance at end of year	$42,311	$46,007	$50,446

Total capital and surplus	$109,411	$92,107	$82,946

See accompanying notes - statutory basis.

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Southland Life Insurance Company

Statements of Cash Flows - Statutory Basis

	Year ended December 31
	2000	1999	1998
	(In Thousands)

Operations
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$576,184	$453,706	$350,546
Net investment income received	142,575	118,605	111,638
Commissions and expense allowances received on reinsurance ceded	1,261	12,575	13,318
Benefits paid	(136,533)	(162,156)	(114,517)
Net transfers to separate accounts	(14,667)	(19,779)	(27,185)
Insurance expenses paid	(141,104)	(143,986)	(115,364)
Dividends paid to policyholders	(61)	(17)	(22)
Federal income taxes paid	(12,280)	(17,947)	(29,252)
Other revenues in excess of other (expenses)	(9,738)	(928)	(8)
Net cash provided by operating activities	405,637	240,073	189,154

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	887,171	583,330	2,008,358
Preferred stocks	130	235	31
Common stocks	-	-	36
Mortgage loans	40,484	25,166	42,185
Real estate	1,150	-	-
Other invested assets	1,929	485	69
Miscellaneous proceeds	1,835	7,420	6,589
Total investment proceeds	932,699	616,636	2,057,268
Tax benefit (payment) on capital gains or losses	4,245	1,703	(7,369)
Net proceeds from sales, maturities, or repayments of investments	936,944	618,339	2,049,899

Cost of investments acquired:
Bonds	1,245,456	787,090	2,150,706
Preferred stocks	396	-	229
Common stocks	-	-	-
Mortgage loans	116,642	64,265	46,886
Real estate	3	1,300	-
Other invested assets	3,864	2,721	1,643
Miscellaneous applications	4,953	7,707	6,758
Total cost of investments acquired	1,371,314	863,083	2,206,222
Net increase in policy loans	68	943	1,748
Net cash used in investing activities	(434,438)	(245,687)	(158,071)

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Southland Life Insurance Company

Statements of Cash Flows - Statutory Basis

	Year ended December 31
	2000	1999	1998
	(In Thousands)

Financing and miscellaneous activities
Cash provided:
Capital and surplus paid-in	-	13,600	25,000
Borrowed money	136,565	-	-
Other cash provided	36,886	95,409	4,951
Total other cash provided	173,451	109,009	29,951

Other cash applied:
Dividends paid to shareholders	-	32,600	39,400
Other applications	45,605	49,782	27,021
Total other cash applied	45,605	82,382	66,421
Net cash provided by financing and miscellaneous activities	127,846	26,627	(36,470)

Net increase (decrease) in cash and short-term investments	99,045	21,013	(5,387)

Cash and short-term investments:
Beginning of year	25,755	4,742	10,129
End of year	$124,800	$25,755	$4,742

The Company paid interest of $2,534,000, $540,000 and $887,000 during 2000, 1999 and 1998, respectively.

See accompanying notes - statutory basis.

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Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2000

1. Nature of Operations and Basis of Financial Reporting

Southland Life Insurance Company (the "Company") is a wholly-owned, Texas-domiciled subsidiary of ING America Life Corporation (the "Parent"), a wholly-owned subsidiary of ING America Insurance Holdings, Inc. The Parent has another insurance subsidiary, Life Insurance Company of Georgia ("LOG"), in addition to a minor non-insurance subsidiary.

The Company's market focus is on the middle-income consumer. The life insurance products offered address retirement accumulation, wealth transfer and estate planning, and death protection needs. Products include universal life, survivorship and traditional life insurance and products with low expense loads to institutional and individual customers. Operations are conducted through independent producers. An increasing portion of the Company's business is no-load products sold to individuals, by fee-base financial planners, businesses and institutions. The Company is presently licensed in forty-nine states (all states except New York), the District of Columbia, and Puerto Rico.

Prior to December 1999, the Company provided stop-loss coverage on group health insurance. Effective December 1, 1999, the Company entered into a reinsurance agreement with SAFECO Life Insurance Company to cede the Company's medical stop loss and group term life business. The commission and expense allowance received on this transaction resulted in a gain of $17,525,000. This gain, net of related taxes of $6,134,000, has been deferred in surplus and will be recognized in the Company's Statement of Income as earnings emerge over the next eighteen months. These policies will not be renewed by the Company at the end of their current terms. $7,594,000 of this deferred gain was recognized in earnings in 2000.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

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Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Texas Insurance Department, whose practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant of these differences are as follows:

Investments

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income in stockholder's equity for those designated as available-for-sale.

Valuation Allowances

The asset valuation reserve (AVR) is determined by an NAIC-prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed-income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets.

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Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Valuation Allowances (continued)

Realized gains and losses on investments are reported in operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines is charged to income.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

Benefit and Contract Reserves

Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners' Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest-sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

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Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Reinsurance

For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Such treatment is not required by GAAP. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Nonadmitted Assets

Certain assets designated as "nonadmitted," principally the difference between amortized cost and fair value of less-than-investment-grade bonds, and agents' debit balances, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Investment-type Products

Revenues for investment-type products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue; benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

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Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Statements of Cash Flows

Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher-risk asset backed securities, which are valued using the prospective method.

Redeemable preferred stocks are reported at amortized cost or the lower of amortized cost or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the Securities Valuation Office of the NAIC ("SVO").

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes.

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Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Investments

The Company uses interest rate swaps, options and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments.

Policy loans are reported at unpaid principal balances.

Other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Dollar roll transactions are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

Short-term investments are reported at cost. Short-term investments include investments with maturities of less than one year at the date of acquisition.

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Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Other invested assets are reported at amortized cost using the effective interest method. Other invested assets primarily consist of residual collateralized mortgage obligations and partnership interests.

Realized capital gains and losses are determined using the specific identification basis. Changes in market values of common stocks are reported as a change in unrealized gains or losses directly in unassigned surplus and, accordingly, have no effect on net income.

Aggregate Reserve for Life Policies and Contracts

Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2.5% to 5.5%.

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company's practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in valuation of substandard policies are as follows:

  For Life, Endowment and Term policies issued substandard, the standard reserve during the premium-paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

  For reinsurance accepted:
with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating;

Survivor Dimensions      76

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the State of Texas, is $360,436,000 at December 31, 2000. The amount of reserves for policies on which gross premiums are less than the net premiums is $2,394,000 at December 31, 2000.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Survivor Dimensions      77

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Nonadmitted Assets

Nonadmitted assets are summarized as follows:

	December 31
	2000	1999	1998
	(In Thousands)

Agents' debit balances	$2,196	$5,788	$3,259
Bonds in default	48	110	308
Other	14	513	475
Total nonadmitted assets	$2,258	$6,411	$4,042

Changes in nonadmitted assets are generally reported directly in surplus as an increase or decrease in nonadmitted assets. Certain changes are reported directly in surplus as a change in unrealized capital gains or losses.

Claims and Claims Adjustment Expenses

Claim expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company does not discount claim and claim adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

Cash Flow Information

Cash and short-term investments includes cash on hand, demand deposits and short-term fixed maturity instruments (with a maturity of less than one year at date of acquisition).

Survivor Dimensions      78

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Cash Flow Information (continued)

The Company borrowed and repaid $61,600,000 during 2000, borrowed and repaid $59,450,000 during 1999 and borrowed and repaid $399,493,000 during 1998. These borrowings were on a short-term basis, at an interest rate that approximated current money market rates and excludes borrowings under dollar roll transactions. Interest paid on borrowed money was $71,000, $540,000, and $887,000 during 2000, 1999, and 1998, respectively.

Separate Accounts

Separate accounts held by the Company represent funds held for the benefit of the Company's variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. All net investment experience, positive or negative, is attributed to the policy and contract holders' account values. The assets and liabilities of these accounts are carried at fair value.

Reserves related to the Company's mortality risk associated with these policies are included in life and annuity reserves. The operations of the separate accounts are not included in the accompanying statements of operations.

2. Permitted Statutory Basis Accounting Practices

The Company prepares statutory basis financial statements in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, and from company to company within a state, and may change in the future.

Survivor Dimensions      79

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

2. Permitted Statutory Basis Accounting Practices (continued)

The NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. Texas has adopted the provision of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual, will be reported as an adjustment to surplus as of January 1, 2001. Management believes the effect of these changes will not result in a significant reduction in the Company's statutory-basis capital and surplus as of January 1, 2001. The Company will remain in compliance with all regulatory and contractual obligations.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the significant practices from the Texas Insurance Department.

3. Investments

The amortized cost and fair value of bonds and equity securities are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2000
U.S. Treasury securities and obligations of U.S. Government agencies and corporations	$ 38,193	$ 913	$ 162	$ 33,944
States, municipalities and political divisions	9,370	113	-	9,483
Public utilities securities	74,945	2,322	2,943	74,324
Corporate securities	602,638	12,145	24,057	590,726
Mortgage backed securities	634,407	9,917	5,664	638,660
Other structured securities	328,833	9,885	11,985	326,733
Total fixed maturities	1,688,386	35,295	44,811	1,678,870

Preferred stocks	1,396	-	-	1,396
Common stocks	552	125	39	638
Total equity securities	$1,690,334	$35,420	$44,850	$1,680,904

Survivor Dimensions      80

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

3. Investments (continued)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 1999
U.S. Treasury securities and obligations of U.S. Government agencies and corporations	$ 42,638	$ 297	$ 3,072	$ 39,863
States, municipalities and political divisions	8,528	24	9	8,543
Public utilities securities	82,057	1,416	5,605	77,868
Corporate securities	487,260	5,357	24,305	468,312
Mortgage backed securities	478,721	743	25,573	453,891
Other structured securities	241,008	1,460	10,606	231,862
Total fixed maturities	1,340,212	9,297	69,170	1,280,339

Preferred stocks	1,153	327	68	1,412
Common stocks	552	100	-	652
Total equity securities	$1,341,917	$9,724	$69,238	$1,282,403

At December 31, 2000 and 1999, bonds with an amortized cost of $9,287,000 and $9,376,000, respectively, were on deposit with various insurance departments to meet regulatory requirements.

The amortized cost and fair value of debt securities at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
	(In Thousands)
December 31, 2000
Maturity:
Due after 1 year through 5 years	$ 160,982	$ 161,412
Due after 5 years through 10 years	307,221	303,487
Due after 10 years	256,943	248,578
	725,146	713,477
Mortgage backed	634,407	638,660
Other asset-backed securities	328,833	326,733
Total	$1,688,386	$1,678,870

Survivor Dimensions      81

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

3. Investments (continued)

Reconciliation of bonds from amortized cost to carrying value as of December 31:

	2000	1999
	(In Thousands)

Amortized cost	$1,688,386	$1,340,212
Less nonadmitted bonds	48	110
Carrying value	$1,688,338	$1,340,102

Proceeds from sales of investments in debt securities during 2000, 1999 and 1998 were $887,171,000, $583,330,000 and $2,008,358,000, respectively. Gross gains of $2,269,000, $5,278,000 and $26,065,000 and gross losses of $14,288,000, $11,697,000 and $8,780,000 were realized on sales of debt securities in 2000, 1999 and 1998, respectively.

Net realized (losses) gains, before capital gains tax and interest maintenance reserve transfers and changes in net unrealized (losses) gains, are summarized as follows:

	Capital (Losses) Gains			Net Capital (Loss) Gain
	Bonds	Stocks	Other
	(In Thousands)
2000:
Net realized	$(12,019)	$(23)	$(89)	$(12,131)
Net unrealized	62	(14)	(2,100)	(2,052)
Total	$(11,957)	$(37)	$(2,189)	$(14,183)

1999:
Net realized	$(6,419)	$42	$1,511	$(4,866)
Net unrealized	198	87	(636)	(351)
Total	$(6,221)	$129	$875	$(5,217)

1998:
Net realized	$17,285	$ -	$2,919	$20,204
Net unrealized	(308)	(99)	492	85
Total	$16,977	$(99)	$3,411	$20,289

Survivor Dimensions      82

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

3. Investments (continued)

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2000	1999	1998
	(In Thousands)
Income:
Bonds	$111,663	$ 92,453	$ 81,211
Mortgage loans	32,581	30,410	28,831
Policy loans	3,909	5,216	5,200
Other	3,979	1,296	898
Total investment income	152,132	129,375	116,140
Investment expenses	(7,077)	(4,881)	(4,901)
Net investment income	$145,055	$124,494	$111,239

The maximum and minimum lending rates for long-term mortgage loans during 2000 were 9.00% and 6.75%, respectively. Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

The maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% on commercial properties. As of December 31, 2000, the Company held no mortgages with interest more than one year overdue. Total interest due equals $17,783.

4. Derivative Financial Instruments Held for Purposes Other than Trading

The Company enters into interest rate contracts, including swaps and options, to reduce and manage risks which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching. Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount.

Survivor Dimensions      83

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Derivative Financial Instruments Held for Purposes Other than Trading (continued)

Premiums paid for the purchase of interest rate contracts are included in other invested assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged. Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets.

Gains or losses as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of the derivative are recorded as investment income. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

Survivor Dimensions      84

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Derivative Financial Instruments Held for Purposes Other than Trading (continued)

The table below summarizes the Company's interest rate contracts included in other invested assets at December 31, 2000 and 1999 (in thousands):

	December 31, 2000
	Notional Amount	Carrying Value	Fair Value

Interest rate contracts:
Swaps	$20,000	-	$269
Options owned	33,600	$331	331
Total derivatives	$53,600	$331	$600

	December 31, 1999
	Notional Amount	Carrying Value	Fair Value

Interest rate contracts:
Swaps	$25,330	-	$ (38)
Options owned	25,000	$1,867	1,867
Total derivatives	$50,330	$1,867	$1,829

5. Concentrations of Credit Risk

The Company held less-than-investment-grade corporate bonds with an aggregate book value of $126,928,000 and $122,161,000 and with an aggregate market value of $107,909,000 and $122,791,000 at December 31, 2000 and 1999, respectively. Those holdings amounted to 7.5% of the Company's investments in bonds and 5.0% of total admitted assets at December 31, 2000.

The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

Survivor Dimensions      85

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

5. Concentrations of Credit Risk (continued)

The Company held unrated bonds of $219,934,000 and $77,954,000 with an aggregate NAIC market value of $219,861,000 and $77,954,000 at December 31, 2000 and 1999, respectively. The carrying value of these holdings amounted to 13% of the Company's investment in bonds and 9% of the Company's total admitted assets at December 31, 2000.

At December 31, 2000, the Company's commercial mortgages involved a concentration of properties located in Pennsylvania (13%), Florida (12%) and Texas (10%). The remaining commercial mortgages relate to properties located in 30 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $20,000,000.

6. Annuity Reserves

At December 31, 2000 and 1999, the Company's annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2000
	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
At book value less surrender charge	$ 3,017	6.1%
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	38,471	77.7
Not subject to discretionary withdrawal	8,034	16.2
Total annuity reserves and deposit fund liabilities-- before reinsurance Less reinsurance	49,522 -	100%
Net annuity reserves and deposit fund liabilities	$49,522

Survivor Dimensions      86

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

6. Annuity Reserves

	December 31, 1999
	Amount	Percent
	(In Thousands)

Subject to discretionary withdrawal (with adjustment):
At book value less surrender charge	$ 3,498	6.1%
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	44,124	77.5
Not subject to discretionary withdrawal	9,328	16.4
Total annuity reserves and deposit fund liabilities-- before reinsurance Less reinsurance	56,950 -	100.0%
Net annuity reserves and deposit fund liabilities	$56,950

7. Employee Benefit Plans

The Company does not sponsor an employee retirement plan. Home office and field office services are provided to the Company by employees of LOG, an affiliated insurer. The Company reimburses LOG for the actual cost of salaries and fringe benefits of employees utilized in providing administrative services to the Company.

The Company does not sponsor a deferred compensation plan, but reimburses LOG for the actual cost of fringe benefits for employees providing administrative services to the Company. The Company has an unfunded noncontributory, nonqualified deferred compensation plan covering certain agents in the General Agency Sales Division.

8. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

Survivor Dimensions      87

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

8. Separate Accounts (continued)

Premiums, deposits, and other considerations received for the years ended December 31, 2000, 1999, and 1998 were $30,562,000, $29,654,000, and $30,883,000 respectively.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	2000	1999	1998
	(In Thousands)
Transfers as reported in the summary of operations of the Separate Accounts Statement:
Transfers to separate accounts	$32,345	$31,472	$30,883
Transfers from separate accounts	21,068	25,831	3,651
Net transfers to separate accounts	11,277	5,641	27,232

Reconciling adjustments:
CARVM/CRVM Adjustment	-	7,579	(7,579)
Miscellaneous transfers	(7)	(18)	100
Transfers as reported in the Statement of Operations	$11,270	$13,202	$19,753

9. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 2000, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $3,000,000.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

Survivor Dimensions      88

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

9. Reinsurance (continued)

The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	2000	1999	1998
	(In Thousands)

Premiums	$ 89,993	$ 82,333	$100,983
Benefits paid or provided	73,766	55,520	53,778
Policy and contract liabilities at year end	146,744	183,358	195,236

10. Federal Income Taxes

The method of tax allocation is governed by a written tax sharing agreement which was revised effective January 1, 1996. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING America Insurance Holdings, Inc. for its respective share of the consolidated federal income tax liability for each taxable year subject to the tax sharing agreement.

The current tax liabilities of $13,145,000 and $1,017,000 at December 31, 2000 and 1999, respectively, are payable to America Insurance Holdings under the terms of the tax sharing agreement.

The total provision for federal income taxes of the Company differs from the amount resulting from multiplying gain from operations before income taxes and net realized capital gains by the federal income tax rate due primarily to differences in the tax accounting treatment regarding the cession of the Company's medical stop loss and group term life business, reserves, amortization of the interest maintenance reserve, certain policy acquisition costs and deferred and uncollected premiums.

Survivor Dimensions      89

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

11. Capital and Surplus

Dividends to the Parent may only be declared out of statutory earnings and surplus subject to certain regulatory limitations. Dividends paid in excess of these limitations require prior approval of the Texas Insurance Commissioner ("Commissioner"). Regular dividends of $0, $18,600,000 and $39,400,000 were declared to the Parent in 2000, 1999 and 1998, respectively. Of these amounts, $14,000,000 was unpaid as of December 31, 1998. For 2001, the maximum amount of dividends which may be paid without prior approval is $5,651,000.

12. Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Survivor Dimensions      90

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

12. Fair Values of Financial Instruments (continued)

The carrying amounts and fair values of the Company's financial instruments are summarized as follows:

	December 31
	2000		1999
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(In Thousands)

Assets:
Bonds	$1,688,338	$1,678,870	$1,340,102	$1,280,339
Preferred stocks	1,396	1,396	1,153	1,411
Unaffiliated common stocks	638	638	652	652
Mortgage loans	461,642	472,406	385,459	378,086
Policy loans	88,693	79,783	88,524	77,331
Derivative securities	331	600	1,867	1,829
Short-term investments	97,613	97,613	30,080	30,080
Cash	27,187	27,187	(4,325)	(4,325)
Other invested assets	6,982	6,982	4,929	4,929
Separate account assets	98,288	98,288	95,610	95,610
Receivable for securities	2,600	2,600	210	210

Liabilities:
Individual annuities	18,430	18,430	20,149	20,149
Policyholder funds	3,772	3,772	4,005	4,005
Policyholder dividends	708	708	721	721
Separate account liabilities	98,288	98,288	95,610	95,610

Survivor Dimensions      91

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

12. Fair Values of Financial Instruments (continued)

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

Fixed maturities and equity securities: The fair values for bonds, preferred stocks and common stocks, reported herein, are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, commercial mortgages, collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which generally fall within a range between 6.5% and 13.4% over the total portfolio. Fair values determined on this basis can differ from values published by the NAIC Securities Valuation Office. Market value as determined by the NAIC as of December 31, 2000 and 1999, was $1,681,420,000, and $1,325,561,000, respectively.

Mortgage loans: Estimated market values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads implied by independent published surveys. The same is applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk. All residential loans are valued at their outstanding principal balances, which approximate their fair values.

Derivative financial instruments: Fair values for on-balance-sheet derivative financial instruments (options) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.

Survivor Dimensions      92

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

12. Fair Values of Financial Instruments (continued)

Other investment-type insurance contracts: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender values. The carrying values of other policyholder liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies, and premium deposits, approximate their fair values.

The carrying value of all other financial instruments approximates their fair value.

13. Commitments and Contingencies

The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims, consequential damages, punitive damages and other similar types of relief. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the Company's financial position or interfere with its operations. The Company has established an accrued liability in the financial statements of $12,000,000 related to certain pending litigation. The Company is vigorously defending its position in these cases.

14. Financing Agreements

The Company has a line of credit totaling $100,000,000, to provide short-term liquidity which expires July 31, 2001. The amount of funds available under this line is reduced by borrowings of certain affiliates also party to the agreement. Interest on all loans is based on the cost of funds by the lender plus .25%. There were no outstanding borrowings under this agreement at December 31, 2000 and 1999.

Survivor Dimensions      93

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

14. Financing Agreements (continued)

The Company also entered into dollar roll transactions to increase its return on investments and improve liquidity. Dollar rolls involve a sale of securities and an agreement to repurchase substantially the same securities as the securities sold. The dollar rolls are accounted for as short-term collateralized financings and the repurchase obligation is reported in borrowed money. The repurchase obligation totaled $136,565,000 at December 31, 2000. Such borrowings averaged approximately $135,500,000 during the last three months of 2000 and were collateralized by investment securities with fair values approximately equal to the loan value. The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 2000). The Company believes the counterparties to the dollar roll agreements are financially responsible and that the counterparty risk is minimal.

15. Related Party Transactions

The Company has a service agreement with affiliates, whereby the affiliated companies provide personnel, certain services and facilities for the conduct of the Company's operations in return for payment representing the costs incurred in providing such services and facilities. During 2000, 1999 and 1998, the Company reimbursed these affiliated companies $44,730,000, $47,258,000 and $32,353,000, respectively, under this agreement. The Company has a payable to these affiliated companies of $7,420,000, $19,702,000, and $13,364,000 at December 31, 2000, 1999, and 1998, respectively, related to this agreement.

16. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premiums companies collect in that state.

Survivor Dimensions      94

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

16. Guaranty Fund Assessments (continued)

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state.

17. Regulatory Risk-Based Capital

The NAIC prescribes risk-based capital (RBC) requirements for life/health insurance companies. RBC is a series of dynamic surplus-related formulas for monitoring solvency. At December 31, 2000, the Company exceeded all minimum RBC requirements.

Survivor Dimensions      95

Financial Statements

Southland Separate Account L1 of
Southland Life Insurance Company

Years ended December 31, 2000, 1999 and 1998

Survivor Dimensions      96

Southland Separate Account L1

Financial Statements

Years ended December 31, 2000, 1999 and 1998

Contents

Report of Independent Auditors     98

Audited Financial Statements

Statement of Net Assets     99
Statement of Operations     105
Statement of Changes in Net Assets     121
Notes to Financial Statements      137

Survivor Dimensions      97

Report of Independent Auditors

Policyholders
Southland Separate Account L1 of
   Southland Life Insurance Company

We have audited the accompanying statement of net assets of Southland Separate Account L1 of Southland Life Insurance Company, comprising, respectively, the Alger American Funds (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Sub-Accounts) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Growth, Overseas, Money Market, Index 500, Equity-Income, High Income, Contrafund, and Investment Grade Bond Sub-Accounts) ("VIP and VIP II"), the INVESCO Variable Investment Funds, Inc. (comprising the Equity Income and Utilities Sub-Accounts) ("INVESCO"), the Janus Aspen Series (comprising the Growth, Aggressive Growth, Worldwide Growth, International Growth and Balanced Sub-Accounts) ("Janus") and the Directed Services, Inc. (comprising the MidCap Growth, Research and Total Return Portfolios) ("GCG"), as of December 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Separate Account L1 at December 31, 2000, and the results of its operations and the changes in its net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

April 3, 2001

Survivor Dimensions      98

Southland Separate Account L1

Statement of Net Assets

December 31, 2000

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus	Total GCG
Assets
Investments in mutual funds at market value (Note 3)	$71,707,081	$13,414,820	$28,051,681	$2,600,374	$27,640,206	$ -
Total assets	71,707,081	13,414,820	28,051,681	2,600,374	27,640,206	-

Liabilities
Due to (from) Southland Life Insurance Company	(504,262)	(106,305)	(132,656)	(15,789)	(249,512)	-
Total liabilities	(504,262)	(106,305)	(132,656)	(15,789)	(249,512)	-

Net assets	$72,211,343	$13,521,125	$28,184,337	$2,616,163	$27,889,718	$ -

Policyholder reserves
Reserve for policyholders (Note 2)	$72,211,343	$13,521,125	$28,184,337	$2,616,163	$27,889,718	$ -

Total policyholder reserves	$72,211,343	$13,521,125	$28,184,337	$2,616,163	$27,889,718	$ -

See accompanying notes.

Survivor Dimensions      99

Southland Separate Account L1

Statement of Net Assets (continued)

December 31, 2000

	Alger
	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Assets
Investments in mutual funds at market value (Note 3)	$13,414,820	$1,956,463	$2,939,925	$5,160,001	$3,358,431
Total assets	13,414,820	1,956,463	2,939,925	5,160,001	3,358,431

Liabilities
Due to (from) Southland Life Insurance Company	(106,305)	(10,891)	(17,582)	(32,453)	(45,379)
Total liabilities	(106,305)	(10,891)	(17,582)	(32,453)	(45,379)

Net assets	$13,521,125	$1,967,354	$2,957,507	$5,192,454	$3,403,810

Policyholder reserves
Reserves for policyholders (Note 2)	$13,521,125	$1,967,354	$2,957,507	$5,192,454	$3,403,810

Total policyholder reserves	$13,521,125	$1,967,354	$2,957,507	$5,192,454	$3,403,810

Number of sub-account units outstanding (Note 7)		155,346.180	138,613.408	244,503.446	137,135.605

Net value per sub-account unit		$12.66	$21.34	$21.24	$24.82

See accompanying notes.

Survivor Dimensions      100

Southland Separate Account L1

Statement of Net Assets (continued)

December 31, 2000

	VIP & VIP II
	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Assets
Investments in mutual funds at market value (Note 3)	$28,051,681	$879,382	$4,215,415	$493,503	$3,005,956	$7,993,438	$3,024,756	$807,301	$6,567,462	$1,064,468
Total assets	28,051,681	879,382	4,215,415	493,503	3,005,956	7,993,438	3,024,756	807,301	6,567,462	1,064,468

Liabilities
Due to (from) Southland Life Insurance Company	(132,656)	(3,597)	(21,857)	(2,239)	7,294	(30,559)	(14,373)	(2,428)	(64,038)	(859)
Total liabilities	(132,656)	(3,597)	(21,857)	(2,239)	7,294	(30,559)	(14,373)	(2,428)	(64,038)	(859)

Net assets	$28,184,337	$882,979	$4,237,272	$495,742	$2,998,662	$8,023,997	$3,039,129	$809,729	$6,631,500	$1,065,327

Policyholder reserves
Reserves for policyholders (Note 2)	$28,184,337	$882,979	$4,237,272	$495,742	$2,998,662	$8,023,997	$3,039,129	$809,729	$6,631,500	$1,065,327

Total policyholder reserves	$28,184,337	$882,979	$4,237,272	$495,742	$2,998,662	$8,023,997	$3,039,129	$809,729	$6,631,500	$1,065,327

Number of sub-account units outstanding (Note 7)		58,359.318	203,629.777	33,757.121	247,767.120	413,225.899	179,290.646	87,083.379	336,032.976	82,503.771

Net value per sub-account unit		$15.13	$20.81	$14.69	$12.10	$19.42	$16.95	$9.30	$19.73	$12.91

See accompanying notes.

Survivor Dimensions      101

Southland Separate Account L1

Statement of Net Assets (continued)

December 31, 2000

	INVESCO
	Total INVESCO	Equity Income	Utilities
Assets
Investments in mutual funds at market value (Note 3 )	$2,600,374	$1,428,725	$1,171,649
Total assets	2,600,374	1,428,725	1,171,649

Liabilities
Due to (from) Southland Life Insurance Company	(15,789)	(14,701)	(1,088)
Total liabilities	(15,789)	(14,701)	(1,088)

Net assets	$2,616,163	$1,443,426	$1,172,737

Policyholder reserves
Reserves for policyholders (Note 2)	$2,616,163	$1,443,426	$1,172,737

Total policyholder reserves	$2,616,163	$1,443,426	$1,172,737

Number of sub-account units outstanding (Note 7)		84,138.226	59,272.091

Net value per sub-account unit		$17.16	$19.79

See accompanying notes.

Survivor Dimensions      102

Southland Separate Account L1

Statement of Net Assets (continued)

December 31, 2000

	Janus
	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced

Assets
Investments in mutual funds at market value (Note 3)	$27,640,206	$5,480,847	$5,494,621	$5,994,605	$3,052,922	$7,617,211
Total assets	27,640,206	5,480,847	5,494,621	5,994,605	3,052,922	7,617,211

Liabilities
Due to (from) Southland Life Insurance Company	(249,512)	(27,866)	(71,062)	(59,214)	(33,679)	(57,691)
Total liabilities	(249,512)	(27,866)	(71,062)	(59,214)	(33,679)	(57,691)

Net assets	$27,889,718	$5,508,713	$5,565,683	$6,053,819	$3,086,601	$7,674,902

Policyholder reserves
Reserves for policyholders (Note 2)	$27,889,718	$5,508,713	$5,565,683	$6,053,819	$3,086,601	$7,674,902

Total policyholder reserves	$27,889,718	$5,508,713	$5,565,683	$6,053,819	$3,086,601	$7,674,902

Number of sub-account units outstanding (Note 7)		271,494.885	253,631.227	272,009.288	139,976.091	377,836.218

Net value per sub-account unit		$20.29	$21.94	$22.26	$22.05	$20.31

See accompanying notes.

Survivor Dimensions      103

Southland Separate Account L1

Statement of Net Assets (continued)

December 31, 2000

GCG
	Total GCG	MidCap Growth	Research	Total Return
Assets
Investments in mutual funds at market value (Note 3)	$ -	$ -	$ -	$ -
Total assets	-	-	-	-

Liabilities
Due to (from) Southland Life Insurance Company	-	-	-	-
Total liabilities	-	-	-	-

Net assets	$ -	$ -	$ -	$ -

Policyholder reserves
Reserves for policyholders (Note 2)	$ -	$ -	$ -	$ -

Total policyholder reserves	$ -	$ -	$ -	$ -

Number of sub-account units outstanding (Note 7)		$ -	$ -	$ -

Net value per sub-account unit		$ -	$ -	$ -

See accompanying notes.

Survivor Dimensions      104

Southland Separate Account L1

Statement of Operations

Year ended December 31, 2000

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus	Total GCG

Investment income
Dividends from mutual funds	$ 6,781,860	$ 2,023,497	$ 1,909,833	$131,125	$ 2,717,405	$ -
Less valuation period deductions (Note 2)	640,123	118,675	244,501	20,554	256,393	-
Net investment income (loss)	6,141,737	1,904,822	1,665,332	110,571	2,461,012	-

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	3,241,491	371,322	574,999	65,749	2,229,421	-
Net unrealized gains (losses) on investments	(19,234,931)	(4,863,539)	(4,029,298)	(105,911)	(10,236,183)	-
Net realized and unrealized gains (losses) on investments	(15,993,440)	(4,492,217)	(3,454,299)	(40,162)	(8,006,762)	-

Net increase (decrease) in net assets resulting from operations	$(9,851,703)	$(2,587,395)	$(1,788,967)	$ 70,409	$(5,545,750)	$ -

See accompanying notes.

Survivor Dimensions      105

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2000

	Alger
	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Investment income
Dividends from mutual funds	$ 2,023,497	$ 753,213	$289,142	$ 643,991	$ 337,151
Less valuation period deductions (Note 2)	118,675	18,762	22,467	45,528	31,918
Net investment income (loss)	1,904,822	734,451	266,675	598,463	305,233

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	371,322	(13,972)	110,290	170,037	104,967
Net unrealized gains (losses) on investments	(4,863,539)	(1,409,306)	(286,302)	(1,681,188)	(1,486,743)
Net realized and unrealized gains (losses) on investments	(4,492,217)	(1,423,278)	(176,012)	(1,511,151)	(1,381,776)

Net increase (decrease) in net assets resulting from operations	$(2,587,395)	$(688,827)	$ 90,663	$ (912,688)	$(1,076,543)

See accompanying notes.

Survivor Dimensions      106

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2000

	VIP & VIP II
	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Investment income
Dividends from mutual funds	$ 1,909,833	$ 95,111	$ 345,587	$ 47,496	$211,012	$ 95,123	$202,208	$ 68,317	$ 790,874	$54,105
Less valuation period deductions (Note 2)	244,501	7,765	34,762	4,445	31,176	66,800	24,007	8,989	58,481	8,076
Net investment income (loss)	1,665,332	87,346	310,825	43,051	179,836	28,323	178,201	59,328	732,393	46,029

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	574,999	(5,570)	126,903	3,626	-	453,549	(30,569)	(56,111)	90,216	(7,045)
Net unrealized gains (losses) on investments	(4,029,298)	(131,516)	(990,784)	(158,897)	-	(1,281,047)	67,743	(252,606)	(1,336,813)	54,622
Net realized and unrealized gains (losses)
on investments	(3,454,299)	(137,086)	(863,881)	(155,271)	-	(827,498)	37,174	(308,717)	(1,246,597)	47,577

Net increase (decrease) in net assets resulting from operations	$(1,788,967)	$(49,740)	$(553,056)	$(112,220)	$179,836	$ (799,175)	$215,375	$(249,389)	$ (514,204)	$93,606

See accompanying notes.

Survivor Dimensions      107

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2000

	INVESCO
	Total INVESCO	Equity Income	Utilities

Investment income
Dividends from mutual funds	$131,125	$82,028	$49,097
Less valuation period deductions (Note 2)	20,554	11,647	8,907
Net investment income (loss)	110,571	70,381	40,190

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	65,749	25,284	40,465
Net unrealized gains (losses) on investments	(105,911)	(53,186)	(52,725)
Net realized and unrealized gains (losses) on investments	(40,162)	(27,902)	(12,260)

Net increase (decrease) in net assets resulting from operations	$ 70,409	$42,479	$27,930

See accompanying notes.

Survivor Dimensions      108

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2000

	Janus
	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced

Investment income
Dividends from mutual funds	$ 2,717,405	$ 420,942	$ 754,245	$ 524,087	$ 162,646	$ 855,485
Less valuation period deductions (Note 2)	256,393	46,065	58,093	55,911	29,867	66,457
Net investment income (loss)	2,461,012	374,877	696,152	468,176	132,779	789,028

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	2,229,421	193,566	1,162,508	126,392	469,030	277,925
Net unrealized gains (losses) on investments	(10,236,183)	(1,546,841)	(4,335,509)	(1,777,935)	(1,275,006)	(1,300,892)
Net realized and unrealized gains (losses) on investments	(8,006,762)	(1,353,275)	(3,173,001)	(1,651,543)	(805,976)	(1,022,967)

Net increase (decrease) in net assets resulting from operations	$ (5,545,750)	$ (978,398)	$(2,476,849)	$(1,183,367)	$ (673,197)	$ (233,939)

See accompanying notes.

Survivor Dimensions      109

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2000

GCG
	Total GCG	MidCap Growth	Research	Total Return

Investment income
Dividends from mutual funds	$ -	$ -	$ -	$ -
Less valuation period deductions (Note 2)	-	-	-	-
Net investment income (loss)	-	-	-	-

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	-	-	-	-
Net unrealized gains (losses) on investments	-	-	-	-
Net realized and unrealized gains (losses) on investments	-	-	-	-

Net increase (decrease) in net assets resulting from operations	$ -	$ -	$ -	$ -

See accompanying notes.

Survivor Dimensions      110

Southland Separate Account L1

Statement of Operations

Year ended December 31, 1999

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus

Investment income
Dividends from mutual funds	$ 1,567,924	$ 613,278	$ 679,599	$ 48,867	$ 226,180
Less valuation period deductions (Note 2)	364,009	61,138	160,168	13,093	129,610
Net investment income (loss)	1,203,915	552,140	519,431	35,774	96,570

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	3,389,427	493,102	202,589	31,203	2,662,533
Net unrealized gains (losses) on investments	9,438,576	1,839,516	2,205,232	157,735	5,236,093
Net realized and unrealized gains (losses) on investments	12,828,003	2,332,618	2,407,821	188,938	7,898,626

Net increase (decrease) in net assets resulting from operations	$14,031,918	$2,884,758	$2,927,252	$224,712	$7,995,196

See accompanying notes.

Survivor Dimensions      111

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1999

	Alger
	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Investment income
Dividends from mutual funds	$ 613,278	$142,584	$163,687	$239,881	$ 67,126
Less valuation period deductions (Note 2)	61,138	11,332	11,010	26,013	12,783
Net investment income (loss)	552,140	131,252	152,677	213,868	54,343

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	493,102	1,868	22,744	219,461	249,029
Net unrealized gains (losses) on investments	1,839,516	407,699	229,004	479,515	723,298
Net realized and unrealized gains (losses) on investments	2,332,618	409,567	251,748	698,976	972,327

Net increase (decrease) in net assets resulting from operations	$2,884,758	$540,819	$404,425	$912,844	$1,026,670

See accompanying notes.

Survivor Dimensions      112

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1999

	VIP & VIP II
	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Investment income
Dividends from mutual funds	$ 679,599	$46,234	$139,663	$ 9,084	$145,790	$ 52,477	$77,765	$66,122	$118,908	$ 23,556
Less valuation period deductions (Note 2)	160,168	6,250	16,898	2,665	26,430	40,684	17,870	8,228	35,858	5,285
Net investment income (loss)	519,431	39,984	122,765	6,419	119,360	11,793	59,895	57,894	83,050	18,271

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	202,589	4,860	34,293	2,960	-	65,194	19,680	(37,455)	118,307	(5,250)
Net unrealized gains (losses) on investments	2,205,232	26,606	507,468	112,027	-	782,740	9,883	27,846	762,007	(23,345)
Net realized and unrealized gains (losses) on investments	2,407,821	31,466	541,761	114,987	-	847,934	29,563	(9,609)	880,314	(28,595)

Net increase (decrease) in net assets resulting from operations	$2,927,252	$71,450	$664,526	$121,406	$119,360	$859,727	$89,458	$48,285	$963,364	$(10,324)

See accompanying notes.

Survivor Dimensions      113

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1999

	INVESCO
	Total INVESCO	Equity Income	Utilities

Investment income
Dividends from mutual funds	$ 48,867	$ 42,139	$ 6,728
Less valuation period deductions (Note 2)	13,093	8,847	4,246
Net investment income (loss)	35,774	33,292	2,482

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	31,203	19,906	11,297
Net unrealized gains (losses) on investments	157,735	91,686	66,049
Net realized and unrealized gains (losses) on investments	188,938	111,592	77,346

Net increase (decrease) in net assets resulting from operations	$224,712	$144,884	$79,828

See accompanying notes.

Survivor Dimensions      114

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1999

	Janus
	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced

Investment income
Dividends from mutual funds	$ 226,180	$ 18,383	$ 74,622	$ 6,047	$ 4,512	$ 122,616
Less valuation period deductions (Note 2)	129,610	21,873	21,939	29,897	16,037	39,864
Net investment income (loss)	96,570	(3,490)	52,683	(23,850)	(11,525)	82,752

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	2,662,533	248,417	1,836,755	147,241	179,464	250,656
Net unrealized gains (losses) on investments	5,236,093	758,550	757,939	1,825,033	1,137,882	756,689
Net realized and unrealized gains (losses) on investments	7,898,626	1,006,967	2,594,694	1,972,274	1,317,346	1,007,345

Net increase (decrease) in net assets resulting from operations	$7,995,196	$1,003,477	$2,647,377	$1,948,424	$1,305,821	$1,090,097

See accompanying notes.

Survivor Dimensions      115

Southland Separate Account L1

Statement of Operations

Year ended December 31, 1998

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus

Investment income
Dividends from mutual funds	$ 626,404	$179,195	$ 252,170	$37,292	$ 157,747
Less valuation period deductions (Note 2)	119,686	17,962	61,507	4,011	36,206
Net investment income (loss)	506,718	161,233	190,663	33,281	121,541

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	127,820	25,905	31,103	5,430	65,382
Net unrealized gains (losses) on investments	2,657,680	642,532	1,033,851	41,691	939,606
Net realized and unrealized gains (losses) on investments	2,785,500	668,437	1,064,954	47,121	1,004,988

Net increase (decrease) in net assets resulting from operations	$3,292,218	$829,670	$1,255,617	$80,402	$1,126,529

See accompanying notes.

Survivor Dimensions      116

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1998

	Alger
	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Investment income
Dividends from mutual funds	$179,195	$50,067	$ 30,380	$ 87,268	$ 11,480
Less valuation period deductions (Note 2)	17,962	4,045	4,033	6,878	3,006
Net investment income (loss)	161,233	46,022	26,347	80,390	8,474

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	25,905	2,686	9,274	6,653	7,292
Net unrealized gains (losses) on investments	642,532	49,565	120,660	303,561	168,746
Net realized and unrealized gains (losses) on investments	668,437	52,251	129,934	310,214	176,038
Net increase (decrease) in net assets resulting from operations	$829,670	$98,273	$156,281	$390,604	$184,512

See accompanying notes.

Survivor Dimensions      117

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1998

	VIP & VIP II
	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Investment income
Dividends from mutual funds	$ 252,170	$15,561	$ 37,137	$ 3,617	$104,324	$ 17,011	$ 23,486	$ 16,684	$ 30,389	$ 3,961
Less valuation period deductions (Note 2)	61,507	2,798	5,164	924	17,651	11,910	6,837	2,983	11,312	1,928
Net investment income (loss)	190,663	12,763	31,973	2,693	86,673	5,101	16,649	13,701	19,077	2,033

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	31,103	(2,166)	3,265	(1,636)	-	12,724	2,172	(2,338)	8,424	10,658
Net unrealized gains (losses) on investments	1,033,851	28,383	189,989	11,290	-	332,201	82,881	(39,195)	420,570	7,732
Net realized and unrealized gains (losses) on investments	1,064,954	26,217	193,254	9,654	-	344,925	85,053	(41,533)	428,994	18,390

Net increase (decrease) in net assets resulting from operations	$1,255,617	$38,980	$225,227	$12,347	$ 86,673	$350,026	$101,702	$(27,832)	$448,071	$20,423

See accompanying notes.

Survivor Dimensions      118/

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1998

	INVESCO
	Total INVESCO	Equity Income	Utilities

Investment income
Dividends from mutual funds	$37,292	$34,407	$ 2,885
Less valuation period deductions (Note 2)	4,011	3,474	537
Net investment income (loss)	33,281	30,933	2,348

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	5,430	4,916	514
Net unrealized gains (losses) on investments	41,691	23,002	18,689
Net realized and unrealized gains (losses) on investments	47,121	27,918	19,203
Net increase (decrease) in net assets resulting from operations	$80,402	$58,851	$21,551

See accompanying notes.

Survivor Dimensions      119

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1998

	Janus
	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced	Short-Term Bond

Investment income
Dividends from mutual funds	$ 157,747	$ 36,308	$ -	$ 52,078	$16,024	$ 49,352	$3,985
Less valuation period deductions (Note 2)	36,206	5,483	4,426	11,466	6,089	8,447	295
Net investment income (loss)	121,541	30,825	(4,426)	40,612	9,935	40,905	3,690

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	65,382	30,199	4,969	21,777	2,697	9,053	(3,313)
Net unrealized gains (losses) on investments	939,606	189,068	227,403	208,893	41,449	271,281	1,512
Net realized and unrealized gains (losses) on investments	1,004,988	219,267	232,372	230,670	44,146	280,334	(1,801)

Net increase (decrease) in net assets resulting from operations	$1,126,529	$250,092	$227,946	$271,282	$54,081	$321,239	$1,889

See accompanying notes.

Survivor Dimensions      120

Southland Separate Account L1

Statement of Changes in Net Assets

Year ended December 31, 2000

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus	Total GCG
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 6,141,737	$ 1,904,822	$ 1,665,332	$ 110,571	$ 2,461,012	$ -
Net realized gains (losses) on investments	3,241,491	371,322	574,999	65,749	2,229,421	-
Net unrealized gains (losses) on investments	(19,234,931)	(4,863,539)	(4,029,298)	(105,911)	(10,236,183)	-
Increase (decrease) in net assets from operations	(9,851,703)	(2,587,395)	(1,788,967)	70,409	(5,545,750)	-

Changes from principal transactions
Net premiums	32,064,530	5,100,012	17,001,469	604,540	9,358,509	-
Cost of insurance and administrative expenses	(9,303,598)	(1,909,142)	(3,675,709)	(259,061)	(3,459,686)	-
Benefit payments	(44,916)	-	(44,916)	-	-	-
Surrenders and withdrawals	(3,425,397)	(502,496)	(1,559,049)	(36,285)	(1,327,567)	-
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	(989,289)	2,181,363	(8,155,792)	235,551	4,749,589	-
Other	143,303	14,364	(28,431)	1,969	155,401	-
Increase (decrease) from principal transactions	18,444,633	4,884,101	3,537,572	546,714	9,476,246	-

Total increase (decrease) in net assets	8,592,930	2,296,706	1,748,605	617,123	3,930,496	-

Net assets at beginning of year	63,618,413	11,224,419	26,435,732	1,999,040	23,959,222	-

Net assets at end of year	$72,211,343	$13,521,125	$28,184,337	$2,616,163	$27,889,718	$ -

See accompanying notes.

Survivor Dimensions      121

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2000

	Alger
	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 1,904,822	$ 734,451	$ 266,675	$ 598,463	$ 305,233
Net realized gains (losses) on investments	371,322	(13,972)	110,290	170,037	104,967
Net unrealized gains (losses) on investments	(4,863,539)	(1,409,306)	(286,302)	(1,681,188)	(1,486,743)
Increase (decrease) in net assets from operations	(2,587,395)	(688,827)	90,663	(912,688)	(1,076,543)

Changes from principal transactions
Net premiums	5,100,012	684,800	853,403	2,143,503	1,418,306
Cost of insurance and administrative expenses	(1,909,142)	(264,983)	(350,550)	(790,656)	(502,953)
Benefit payments	-	-	-	-	-
Surrenders and withdrawals	(502,496)	(49,180)	(127,483)	(233,209)	(92,624)
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	2,181,363	362,968	635,083	464,160	719,152
Other	14,364	516	4,248	8,753	847
Increase (decrease) from principal transactions	4,884,101	734,121	1,014,701	1,592,551	1,542,728

Total increase (decrease) in net assets	2,296,706	45,294	1,105,364	679,863	466,185

Net assets at beginning of year	11,224,419	1,922,060	1,852,143	4,512,591	2,937,625

Net assets at end of year	$13,521,125	$1,967,354	$2,957,507	$5,192,454	$3,403,810

See accompanying notes.

Survivor Dimensions      122

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2000

	VIP & VIP II
	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 1,665,332	$ 87,346	$ 310,825	$ 43,051	$ 179,836	$ 28,323	$ 178,201	$ 59,328	$ 732,393	$ 46,029
Net realized gains (losses) on investments	574,999	(5,570)	126,903	3,626	-	453,549	(30,569)	(56,111)	90,216	(7,045)
Net unrealized gains (losses) on investments	(4,029,298)	(131,516)	(990,784)	(158,897)	-	(1,281,047)	67,743	(252,606)	(1,336,813)	54,622
Increase (decrease) in net assets from operations	(1,788,967)	(49,740)	(553,056)	(112,220)	179,836	(799,175)	215,375	(249,389)	(514,204)	93,606

Changes from principal transactions
Net premiums	17,001,469	220,660	2,025,726	127,834	8,650,644	2,831,317	680,597	197,497	2,058,383	208,811
Cost of insurance and administrative expenses	(3,675,709)	(93,589)	(596,946)	(51,081)	(572,401)	(1,007,992)	(334,051)	(92,714)	(839,548)	(87,387)
Benefit payments	(44,916)	-	-	-	(44,916)	-	-	-	-	-
Surrenders and withdrawals	(1,559,049)	(61,069)	(205,083)	(15,342)	(689,346)	(259,010)	(57,282)	(14,394)	(244,030)	(13,493)
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	(8,155,792)	(34,003)	491,289	65,813	(9,504,552)	654,109	8,149	(79,040)	107,258	135,185
Other	(28,431)	5,069	7,874	294	(61,321)	14,332	42	1,042	4,555	(318)
Increase (decrease) from principal transactions	3,537,572	37,068	1,722,860	127,518	(2,221,892)	2,232,756	297,455	12,391	1,086,618	242,798

Total increase (decrease) in net assets	1,748,605	(12,672)	1,169,804	15,298	(2,042,056)	1,433,581	512,830	(236,998)	572,414	336,404

Net assets at beginning of year	26,435,732	895,651	3,067,468	480,444	5,040,718	6,590,416	2,526,299	1,046,727	6,059,086	728,923

Net assets at end of year	$28,184,337	$882,979	$4,237,272	$495,742	$2,998,662	$8,023,997	$3,039,129	$ 809,729	$6,631,500	$1,065,327

See accompanying notes.

Survivor Dimensions      123

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2000

	INVESCO
	Total INVESCO	Equity Income	Utilities

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 110,571	$ 70,381	$ 40,190
Net realized gains (losses) on investments	65,749	25,284	40,465
Net unrealized gains (losses) on investments	(105,911)	(53,186)	(52,725)
Increase (decrease) in net assets from operations	70,409	42,479	27,930

Changes from principal transactions
Net premiums	604,540	353,535	251,005
Cost of insurance and administrative expenses	(259,061)	(133,364)	(125,697)
Benefit payments	-	-	-
Surrenders and withdrawals	(36,285)	(19,956)	(16,329)
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	235,551	(10,988)	246,539
Other	1,969	1,391	578
Increase (decrease) from principal transactions	546,714	190,618	356,096

Total increase (decrease) in net assets	617,123	233,097	384,026

Net assets at beginning of year	1,999,040	1,210,329	788,711

Net assets at end of year	$2,616,163	$1,443,426	$1,172,737

See accompanying notes.

Survivor Dimensions      124

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2000

	Janus
	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 2,461,012	$ 374,877	$ 696,152	$ 468,176	$ 132,779	$ 789,028
Net realized gains (losses) on investments	2,229,421	193,566	1,162,508	126,392	469,030	277,925
Net unrealized gains (losses) on investments	(10,236,183)	(1,546,841)	(4,335,509)	(1,777,935)	(1,275,006)	(1,300,892)
Increase (decrease) in net assets from operations	(5,545,750)	(978,398)	(2,476,849)	(1,183,367)	(673,197)	(233,939)

Changes from principal transactions
Net premiums	9,358,509	2,601,010	2,368,343	1,626,915	725,745	2,036,496
Cost of insurance and administrative expenses	(3,459,686)	(821,151)	(936,401)	(574,149)	(288,642)	(839,343)
Benefit payments	-	-	-	-	-	-
Surrenders and withdrawals	(1,327,567)	(173,981)	(617,730)	(124,534)	(106,906)	(304,416)
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	4,749,589	864,636	2,060,397	971,283	586,914	266,359
Other	155,401	9,763	49,531	13,921	2,004	80,182
Increase (decrease) from principal transactions	9,476,246	2,480,277	2,924,140	1,913,436	919,115	1,239,278

Total increase (decrease) in net assets	3,930,496	1,501,879	447,291	730,069	245,918	1,005,339

Net assets at beginning of year	23,959,222	4,006,834	5,118,392	5,323,750	2,840,683	6,669,563

Net assets at end of year	$27,889,718	$5,508,713	$5,565,683	$6,053,819	$3,086,601	$7,674,902

See accompanying notes.

Survivor Dimensions      125

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2000

GCG
	Total GCG	MidCap Growth	Research	Total Return

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ -	$ -	$ -	$ -
Net realized gains (losses) on investments	-	-	-	-
Net unrealized gains (losses) on investments	-	-	-	-
Increase (decrease) in net assets from operations	-	-	-	-

Changes from principal transactions
Net premiums	-	-	-	-
Cost of insurance and administrative expenses	-	-	-	-
Benefit payments	-	-	-	-
Surrenders and withdrawals	-	-	-	-
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	-	-	-	-
Other	-	-	-	-
Increase (decrease) from principal transactions	-	-	-	-

Total increase (decrease) in net assets	-	-	-	-

Net assets at beginning of year	-	-	-	-

Net assets at end of year	$ -	$ -	$ -	$ -

See accompanying notes.

Survivor Dimensions      126

Southland Separate Account L1

Statement of Changes in Net Assets

Year ended December 31, 1999

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 1,203,915	$ 552,140	$ 519,431	$ 35,774	$ 96,570
Net realized gains (losses) on investments	3,389,427	493,102	202,589	31,203	2,662,533
Net unrealized gains (losses) on investments	9,438,576	1,839,516	2,205,232	157,735	5,236,093
Increase (decrease) in net assets from operations	14,031,918	2,884,758	2,927,252	224,712	7,995,196

Changes from principal transactions
Net premiums	31,028,249	3,825,150	19,754,907	525,568	6,922,624
Cost of insurance and administrative expenses	(6,549,885)	(1,178,979)	(3,129,796)	(213,204)	(2,027,906)
Benefit payments	(3,452)	(1,760)	(1,091)	(154)	(447)
Surrenders and withdrawals	(475,433)	(64,071)	(292,903)	(10,982)	(107,477)
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	(416,231)	1,280,792	(5,299,071)	574,602	3,027,446
Other	551,597	107,303	133,434	(367)	311,227
Increase (decrease) from principal transactions	24,134,845	3,968,435	11,165,480	875,463	8,125,467

Total increase (decrease) in net assets	38,166,763	6,853,193	14,092,732	1,100,175	16,120,663

Net assets at beginning of year	25,451,650	4,371,226	12,343,000	898,865	7,838,559

Net assets at end of year	$63,618,413	$11,224,419	$26,435,732	$1,999,040	$23,959,222

See accompanying notes.

Survivor Dimensions      127

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1999

	Alger
	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 552,140	$ 131,252	$ 152,677	$ 213,868	$ 54,343
Net realized gains (losses) on investments	493,102	1,868	22,744	219,461	249,029
Net unrealized gains (losses) on investments	1,839,516	407,699	229,004	479,515	723,298
Increase (decrease) in net assets from operations	2,884,758	540,819	404,425	912,844	1,026,670

Changes from principal transactions
Net premiums	3,825,150	573,686	573,435	1,729,161	948,868
Cost of insurance and administrative expenses	(1,178,979)	(216,805)	(193,636)	(506,613)	(261,925)
Benefit payments	(1,760)	(154)	-	-	(1,606)
Surrenders and withdrawals	(64,071)	(24,776)	(9,869)	(17,299)	(12,127)
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	1,280,792	145,564	146,550	531,839	456,839
Other	107,303	20,248	7,863	30,041	49,151
Increase (decrease) from principal transactions	3,968,435	497,763	524,343	1,767,129	1,179,200

Total increase (decrease) in net assets	6,853,193	1,038,582	928,768	2,679,973	2,205,870

Net assets at beginning of year	4,371,226	883,478	923,375	1,832,618	731,755

Net assets at end of year	$11,224,419	$1,922,060	$1,852,143	$4,512,591	$2,937,625

See accompanying notes.

Survivor Dimensions      128

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1999

	VIP & VIP II
	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 519,431	$ 39,984	$ 122,765	$ 6,419	$ 119,360	$ 11,793	$ 59,895	$ 57,894	$ 83,050	$ 18,271
Net realized gains (losses) on investments	202,589	4,860	34,293	2,960	-	65,194	19,680	(37,455)	118,307	(5,250)
Net unrealized gains (losses) on investments	2,205,232	26,606	507,468	112,027	-	782,740	9,883	27,846	762,007	(23,345)
Increase (decrease) in net assets from operations	2,927,252	71,450	664,526	121,406	119,360	859,727	89,458	48,285	963,364	(10,324)

Changes from principal transactions
Net premiums	19,754,907	312,583	1,016,105	170,489	12,459,659	2,184,085	805,398	258,179	2,277,133	271,276
Cost of insurance and administrative expenses	(3,129,796)	(89,058)	(346,459)	(46,035)	(643,568)	(783,092)	(316,586)	(106,598)	(720,827)	(77,573)
Benefit payments	(1,091)	-	-	-	-	-	-	(129)	(962)	-
Surrenders and withdrawals	(292,903)	(11,698)	(41,167)	(4,482)	(26,778)	(87,474)	(38,406)	(6,638)	(56,466)	(19,794)
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	(5,299,071)	96,798	590,388	22,925	(9,142,874)	1,494,471	469,853	213,288	803,946	152,134
Other	133,434	11,589	23,910	18,690	(88,654)	38,397	22,233	10,778	93,157	3,334
Increase (decrease) from principal transactions	11,165,480	320,214	1,242,777	161,587	2,557,785	2,846,387	942,492	368,880	2,395,981	329,377

Total increase (decrease) in net assets	14,092,732	391,664	1,907,303	282,993	2,677,145	3,706,114	1,031,950	417,165	3,359,345	319,053

Net assets at beginning of year	12,343,000	503,987	1,160,165	197,451	2,363,573	2,884,302	1,494,349	629,562	2,699,741	409,870

Net assets at end of year	$26,435,732	$895,651	$3,067,468	$480,444	$5,040,718	$6,590,416	$2,526,299	$1,046,727	$6,059,086	$728,923

See accompanying notes.

Survivor Dimensions      129

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1999

	INVESCO
	Total INVESCO	Equity Income	Utilities

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 35,774	$ 33,292	$ 2,482
Net realized gains (losses) on investments	31,203	19,906	11,297
Net unrealized gains (losses) on investments	157,735	91,686	66,049
Increase (decrease) in net assets from operations	224,712	144,884	79,828

Changes from principal transactions
Net premiums	525,568	312,962	212,606
Cost of insurance and administrative expenses	(213,204)	(127,281)	(85,923)
Benefit payments	(154)	-	(154)
Surrenders and withdrawals	(10,982)	(7,460)	(3,522)
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	574,602	186,124	388,478
Other	(367)	(9,896)	9,529
Increase (decrease) from principal transactions	875,463	354,449	521,014

Total increase (decrease) in net assets	1,100,175	499,333	600,842

Net assets at beginning of year	898,865	710,996	187,869

Net assets at end of year	$1,999,040	$1,210,329	$788,711

See accompanying notes.

Survivor Dimensions      130

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1999

	Janus
	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 96,570	$ (3,490)	$ 52,683	$ (23,850)	$ (11,525)	$ 82,752
Net realized gains (losses) on investments	2,662,533	248,417	1,836,755	147,241	179,464	250,656
Net unrealized gains (losses) on investments	5,236,093	758,550	757,939	1,825,033	1,137,882	756,689
Increase (decrease) in net assets from operations	7,995,196	1,003,477	2,647,377	1,948,424	1,305,821	1,090,097

Changes from principal transactions
Net premiums	6,922,624	1,525,533	1,177,003	1,318,769	658,686	2,242,633
Cost of insurance and administrative expenses	(2,027,906)	(464,803)	(370,541)	(414,064)	(184,897)	(593,601)
Benefit payments	(447)	-	-	(447)	-	-
Surrenders and withdrawals	(107,477)	(25,257)	(43,008)	(19,306)	(6,069)	(13,837)
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	3,027,446	613,783	487,925	251,041	(37,815)	1,712,512
Other	311,227	53,770	88,867	82,161	38,178	48,251
Increase (decrease) from principal transactions	8,125,467	1,703,026	1,340,246	1,218,154	468,083	3,395,958

Total increase (decrease) in net assets	16,120,663	2,706,503	3,987,623	3,166,578	1,773,904	4,486,055

Net assets at beginning of year	7,838,559	1,300,331	1,130,769	2,157,172	1,066,779	2,183,508

Net assets at end of year	$23,959,222	$4,006,834	$5,118,392	$5,323,750	$2,840,683	$6,669,563

See accompanying notes.

Survivor Dimensions      131

Southland Separate Account L1

Statement of Changes in Net Assets

Year ended December 31, 1998

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 506,718	$ 161,233	$ 190,663	$ 33,281	$ 121,541
Net realized gains (losses) on investments	127,820	25,905	31,103	5,430	65,382
Net unrealized gains (losses) on investments	2,657,680	642,532	1,033,851	41,691	939,606
Increase (decrease) in net assets from operations	3,292,218	829,670	1,255,617	80,402	1,126,529

Changes from principal transactions
Net premiums	20,624,321	1,162,046	17,385,636	261,529	1,815,110
Cost of insurance and administrative expenses	(2,903,575)	(419,601)	(1,693,394)	(78,336)	(712,244)
Benefit payments	(615)	-	(309)	-	(306)
Surrenders and withdrawals	(307,094)	(53,131)	(142,218)	(4,788)	(106,957)
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	(121,358)	2,273,667	(7,539,680)	497,977	4,646,678
Other	(99,262)	(19,523)	(59,568)	(2,149)	(18,022)

Increase (decrease) from principal transactions	17,192,417	2,943,458	7,950,467	674,233	5,624,259

Total increase (decrease) in net assets	20,484,635	3,773,128	9,206,084	754,635	6,750,788

Net assets at beginning of year	4,967,015	598,098	3,136,916	144,230	1,087,771

Net assets at end of year	$25,451,650	$4,371,226	$12,343,000	$898,865	$7,838,559

See accompanying notes.

Survivor Dimensions      132

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1998

	Alger
	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 161,233	$ 46,022	$ 26,347	$ 80,390	$ 8,474
Net realized gains (losses) on investments	25,905	2,686	9,274	6,653	7,292
Net unrealized gains (losses) on investments	642,532	49,565	120,660	303,561	168,746
Increase (decrease) in net assets from operations	829,670	98,273	156,281	390,604	184,512

Changes from principal transactions
Net premiums	1,162,046	285,818	203,624	475,150	197,454
Cost of insurance and administrative expenses	(419,601)	(97,991)	(86,531)	(160,700)	(74,379)
Benefit payments	-	-	-	-	-
Surrenders and withdrawals	(53,131)	(15,643)	(12,779)	(17,013)	(7,696)
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	2,273,667	446,424	502,094	987,565	337,584

Other	(19,523)	(774)	(889)	(15,121)	(2,739)

Increase (decrease) from principal transactions	2,943,458	617,834	605,519	1,269,881	450,224

Total increase (decrease) in net assets	3,773,128	716,107	761,800	1,660,485	634,736

Net assets at beginning of year	598,098	167,371	161,575	172,133	97,019

Net assets at end of year	$4,371,226	$883,478	$923,375	$1,832,618	$731,755

See accompanying notes.

Survivor Dimensions      133

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1998

	VIP & VIP II
	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 190,663	$ 12,763	$ 31,973	$ 2,693	$ 86,673	$ 5,101	$ 16,649	$ 13,701	$ 19,077	$ 2,033
Net realized gains (losses) on investments	31,103	(2,166)	3,265	(1,636)	-	12,724	2,172	(2,338)	8,424	10,658
Net unrealized gains (losses) on investments	1,033,851	28,383	189,989	11,290	-	332,201	82,881	(39,195)	420,570	7,732
Increase (decrease) in net assets from operations	1,255,617	38,980	225,227	12,347	86,673	350,026	101,702	(27,832)	448,071	20,423

Changes from principal transactions
Net premiums	17,385,636	150,080	324,965	91,305	14,635,587	822,531	353,365	150,989	765,529	91,285
Cost of insurance and administrative expenses	(1,693,394)	(54,468)	(113,665)	(25,461)	(700,063)	(304,160)	(127,836)	(45,807)	(294,427)	(27,507)
Benefit payments	(309)	-	-	-	-	-	-	-	(309)	-
Surrenders and withdrawals	(142,218)	(6,929)	(28,566)	(3,338)	(12,212)	(54,104)	(8,634)	(229)	(28,154)	(52)
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	(7,539,680)	295,904	509,516	83,279	(13,025,086)	1,690,539	832,698	404,606	1,396,236	272,628
Other	(59,568)	(1,306)	(4,893)	(1,025)	(31,073)	(18,689)	(66)	8,758	(10,148)	(1,126)

Increase (decrease) from principal transactions	7,950,467	383,281	687,357	144,760	867,153	2,136,117	1,049,527	518,317	1,828,727	335,228

Total increase (decrease) in net assets	9,206,084	422,261	912,584	157,107	953,826	2,486,143	1,151,229	490,485	2,276,798	355,651

Net assets at beginning of year	3,136,916	81,726	247,581	40,344	1,409,747	398,159	343,120	139,077	422,943	54,219

Net assets at end of year	$12,343,000	$503,987	$1,160,165	$197,451	$ 2,363,573	$2,884,302	$1,494,349	$629,562	$2,699,741	$409,870

See accompanying notes.

Survivor Dimensions      134

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1998

	INVESCO
	Total INVESCO	Equity Income	Utilities

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 33,281	$ 30,933	$ 2,348
Net realized gains (losses) on investments	5,430	4,916	514
Net unrealized gains (losses) on investments	41,691	23,002	18,689
Increase (decrease) in net assets from operations	80,402	58,851	21,551

Changes from principal transactions
Net premiums	261,529	200,531	60,998
Cost of insurance and administrative expenses	(78,336)	(61,807)	(16,529)
Benefit payments	-	-	-
Surrenders and withdrawals	(4,788)	(4,417)	(371)
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	497,977	377,109	120,868
Other	(2,149)	(272)	(1,877)

Increase (decrease) from principal transactions	674,233	511,144	163,089

Total increase (decrease) in net assets	754,635	569,995	184,640

Net assets at beginning of year	144,230	141,001	3,229

Net assets at end of year	$898,865	$710,996	$187,869

See accompanying notes.

Survivor Dimensions      135

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1998

	Janus
	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced	Short-Term Bond

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 121,541	$ 30,825	$ (4,426)	$ 40,612	$ 9,935	$ 40,905	$ 3,690
Net realized gains (losses) on investments	65,382	30,199	4,969	21,777	2,697	9,053	(3,313)
Net unrealized gains (losses) on investments	939,606	189,068	227,403	208,893	41,449	271,281	1,512
Increase (decrease) in net assets from operations	1,126,529	250,092	227,946	271,282	54,081	321,239	1,889

Changes from principal transactions
Net premiums	1,815,110	426,022	322,364	490,342	200,143	367,935	8,304
Cost of insurance and administrative expenses	(712,244)	(167,261)	(104,466)	(187,471)	(98,915)	(151,467)	(2,664)
Benefit payments	(306)	(306)	-	-	-	-	-
Surrenders and withdrawals	(106,957)	(34,731)	(6,451)	(63,558)	(1,162)	(1,055)	-
Net transfers among sub-accounts (including the loan account and the guaranteed interest account in the general account)	4,646,678	581,280	602,530	1,168,578	755,641	1,556,845	(18,196)
Other	(18,022)	(3,705)	(6,883)	(4,546)	2,053	(4,471)	(470)

Increase (decrease) from principal transactions	5,624,259	801,299	807,094	1,403,345	857,760	1,767,787	(13,026)

Total increase (decrease) in net assets	6,750,788	1,051,391	1,035,040	1,674,627	911,841	2,089,026	(11,137)

Net assets at beginning of year	1,087,771	248,940	95,729	482,545	154,938	94,482	11,137

Net assets at end of year	$7,838,559	$1,300,331	$1,130,769	$2,157,172	$1,066,779	$2,183,508	$ -

See accompanying notes.

Survivor Dimensions      136

Southland Separate Account L1

Notes to Financial Statements

December 31, 2000

1. Organization

The Southland Separate Account L1 (the Separate Account) was established by resolution of the Board of Directors of Southland Life Insurance Company (the Company) on February 25, 1994. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

The Separate Account supports the operations of the Future Dimensions Variable Universal Life and Survivor Dimensions Variable Universal Life policies ("Variable Universal Life Policies") offered by the Company. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be used to satisfy liabilities arising out of any other operations of the Company.

As of December 31, 2000, the Separate Account consisted of 23 investment divisions available to the policyholders, 20 of which invest in an independently managed mutual fund portfolio and three of which invest in a mutual fund portfolio managed by an affiliate, Direct Services, Inc. (collectively, "Funds"). The Funds are as follows:

Portfolio Managers/Portfolios (Funds)

The Alger American Funds (Alger):
     American Small Capitalization
     American MidCap Growth
     American Growth
     American Leveraged AllCap

Survivor Dimensions      137

Southland Separate Account L1

Notes to Financial Statements (continued)

1. Organization (continued)

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
     VIP II Asset Manager
     VIP Growth
     VIP Overseas
     VIP Money Market
     VIP II Index 500
     VIP Equity-Income
     VIP High Income
     VIP II Contrafund
     VIP II Investment Grade Bond

INVESCO Variable Investment Funds, Inc. (INVESCO):
     Equity Income
     Utilities

Janus Aspen Series Funds (Janus):
     Growth
     Aggressive Growth
     Worldwide Growth
     International Growth
     Balanced

Directed Services, Inc. ("GCG"):
     GCG Trust - MidCap Growth Portfolio
     GCG Trust - Research Portfolio
     GCG Trust - Total Return Portfolio

The Variable Universal Life Policies allow the policyholders to specify the allocation of their net premiums to the various funds. They can also transfer their account values among the funds. The Variable Universal Life Policies also provide the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Account ("GIA") in the Company's General Account. The GIA guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in the Separate Account financial statements.

Survivor Dimensions      138

Southland Separate Account L1

Notes to Financial Statements (continued)

1. Organization (continued)

Effective May 1, 1998, the sub-account of the Separate Account investing in Janus Aspen Series Short-Term Bond Fund no longer accepted any new investments. The Securities and Exchange Commission issued a substitution order and on September 28, 1998, shares of the Fidelity VIP Money Market Fund were exchanged for Janus Aspen Series Short-Term Bond Fund shares.

Effective December 13, 2000, three new divisions became available to the policyholders for investment in the following funds:

Directed Services, Inc. ("GCG"):
     GCG Trust - MidCap Growth Portfolio
     GCG Trust - Research Portfolio
     GCG Trust - Total Return Portfolio

2. Summary of Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and to disclose contingent assets and liabilities at the date of the financial statements along with the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

Investment Valuation

The investments in shares of the funds are valued at the closing net asset value (market value) per share as determined by the funds on the day of measurement.

Investment Transactions and Related Investment Income

The investments in shares of the funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from investment transactions are reported using the first-in,

Survivor Dimensions      139

Southland Separate Account L1

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

first-out ("FIFO") method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investments.

Valuation Period Deductions

Charges are made directly against the assets of the Separate Account sub-accounts, and are reflected daily in the computation of the unit values of the sub-accounts.

For Future Dimensions and Survivor Dimensions policies, a daily deduction, at an annual rate of .90% of the daily asset value of the Separate Account sub-accounts, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the years ended December 31, 2000, 1999 and 1998 were $640,123, $364,009 and $119,686, respectively.

Policyholder Reserves

Policyholder reserves are presented in the financial statements at the aggregate account values of the policyholders invested in the Separate Account sub-accounts. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.

3. Investments

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and sub-account transfers. Fund shares are redeemed at net asset value for the payment of benefits, for surrenders, for transfers to other sub-accounts, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges for the years ended December 31, 2000, 1999 and 1998 were $9,303,598, $6,549,885 and $2,903,575, respectively. Dividends made by the funds are reinvested in the funds.

Survivor Dimensions      140

Southland Separate Account L1

Notes to Financial Statements (continued)

3. Investments (continued)

The following is a summary of Fund shares owned as of December 31, 2000:

Fund	Number of Shares	Net Asset Value at Market	Value of Shares at Market	Cost of Shares

The Alger American Funds:
American Small Capitalization	83,289.192	$ 23.49	$ 1,956,463	$ 2,900,799
American MidCap Growth	96,013.240	$30.62	2,939,925	2,875,527
American Growth	109,160.174	$47.27	5,160,001	6,048,491
American Leveraged AllCap	86,557.512	$38.80	3,358,431	3,945,382

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	54,961.374	$16.00	879,382	953,813
VIP Growth	96,573.092	$43.65	4,215,415	4,505,821
VIP Overseas	24,687.507	$19.99	493,503	529,701
VIP Money Market	3,005,955.950	$1.00	3,005,956	3,005,956
VIP II Index 500	53,457.085	$149.53	7,993,438	8,142,183
VIP Equity-Income	118,524.916	$25.52	3,024,756	2,855,026
VIP High Income	98,692.081	$8.18	807,301	1,063,973
VIP II Contrafund	276,641.191	$23.74	6,567,462	6,692,723
VIP II Investment Grade Bond	84,548.661	$12.59	1,064,468	1,022,972

INVESCO Variable Investment Funds, Inc.:
Equity Income	68,987.211	$20.71	1,428,725	1,369,285
Utilities	55,633.839	$21.06	1,171,649	1,139,458

Janus Aspen Series Funds:
Growth	206,980.616	$26.48	5,480,847	6,073,198
Aggressive Growth	151,366.973	$36.30	5,494,621	8,838,216
Worldwide Growth	162,103.974	$36.98	5,994,605	5,726,907
International Growth	98,800.080	$30.90	3,052,922	3,150,195
Balanced	313,336.509	$24.31	7,617,211	7,887,446

Directed Services, Inc. (GCG):
MidCap Growth	-	-	-	-
Research	-	-	-	-
Total Portfolio	-	-	-	-
Total			$71,707,081	$78,727,072

Survivor Dimensions      141

Southland Separate Account L1

Notes to Financial Statements (continued)

3. Investments (continued)

For the year ended December 31, 2000, the cost of purchases (plus reinvested dividends) and sales of investments are as follows:

Fund	Beginning of Year	Purchases	Sales	End of Year

The Alger American Funds:
American Small Capitalization	$ 1,446,219	$ 1,656,629	$ (202,049)	$ 2,900,799
American MidCap Growth	1,483,865	1,728,741	(337,079)	2,875,527
American Growth	3,687,174	2,741,910	(380,593)	6,048,491
American Leveraged AllCap	1,992,232	2,057,315	(104,165)	3,945,382

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	834,970	509,747	(390,904)	953,813
VIP Growth	2,345,240	2,437,198	(276,617)	4,505,821
VIP Overseas	355,507	199,837	(25,643)	529,701
VIP Money Market	5,047,949	11,453,413	(13,495,406)	3,005,956
VIP II Index 500	5,427,832	4,314,497	(1,600,146)	8,142,183
VIP Equity-Income	2,409,941	961,454	(516,369)	2,855,026
VIP High Income	1,048,363	332,835	(317,225)	1,063,973
VIP II Contrafund	4,783,263	2,306,709	(397,249)	6,692,723
VIP II Investment Grade Bond	741,201	411,233	(129,462)	1,022,972

INVESCO Variable Investment Funds, Inc.:
Equity Income	1,083,003	518,995	(232,713)	1,369,285
Utilities	702,722	541,152	(104,416)	1,139,458

Janus Aspen Series Funds:
Growth	3,023,926	3,298,652	(249,380)	6,073,198
Aggressive Growth	4,055,135	8,266,952	(3,483,871)	8,838,216
Worldwide Growth	3,218,933	2,628,485	(120,511)	5,726,907
International Growth	1,638,342	2,117,172	(605,319)	3,150,195
Balanced	5,581,483	3,113,750	(807,787)	7,887,446

Directed Services, Inc. (GCG):	-	-	-	-
MidCap growth	-	-	-	-
Research	-	-	-	-
Total Return	-	-	-	-
Total	$50,907,300	$51,596,676	$(23,776,904)	$78,727,072

Aggregate proceeds from sales of investments for the year ended December 31, 2000 were $27,018,395.

Survivor Dimensions      142

Southland Separate Account L1

Notes to Financial Statements (continued)

4. Other Policy Deductions

The Variable Universal Life Policies provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken after the redemption of sub-account units in the Separate Account and are not included in the Separate Account financial statements.

5. Policy Loans

The Variable Universal Life Policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Separate Account sub-accounts to a loan Guaranteed Interest Account in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the loan Guaranteed Interest Account to the Separate Account sub-accounts. Interest is credited to the balance in the loan Guaranteed Interest Account at a fixed rate. The loan Guaranteed Interest Account is not variable in nature and is not included in these Separate Account statements.

6. Federal Income Taxes

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.

Survivor Dimensions      143

Southland Separate Account L1

Notes to Financial Statements (continued)

7. Summary of Changes in Units

The following schedule summarizes the changes in sub-account units for the year ended December 31, 2000:

Sub-Account	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

The Alger American Funds:
American Small Capitalization	110,112.068	56,686.748	(11,452.636)	155,346.180
American MidCap Growth	94,491.630	65,417.252	(21,295.474)	138,613.408
American Growth	180,584.939	86,838.830	(22,920.323)	244,503.446
American Leveraged AllCap	89,361.549	55,509.464	(7,735.408)	137,135.605

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	56,593.361	27,027.075	(25,261.118)	58,359.318
VIP Growth	130,727.111	89,713.903	(16,811.237)	203,629.777
VIP Overseas	26,346.246	9,231.107	(1,820.232)	33,757.121
VIP Money Market	437,725.752	959,147.471	(1,149,106.103)	247,767.120
VIP II Index 500	306,237.103	207,913.343	(100,924.547)	413,225.899
VIP Equity-Income	160,901.817	50,207.226	(31,818.397)	179,290.646
VIP High Income	86,751.174	24,279.682	(23,947.477)	87,083.379
VIP II Contrafund	286,899.898	75,613.961	(26,480.883)	336,032.976
VIP II Investment Grade Bond	62,273.753	30,018.154	(9,788.136)	82,503.771

INVESCO Variable Investment Funds, Inc.:
Equity Income	74,079.617	26,757.908	(16,699.299)	84,138.226
Utilities	41,629.587	24,795.041	(7,152.537)	59,272.091

Janus Aspen Series Funds:
Growth	168,076.782	122,564.456	(19,146.353)	271,494.885
Aggressive Growth	159,640.347	230,102.924	(136,112.044)	253,631.227
Worldwide Growth	201,891.184	81,416.500	(11,298.396)	272,009.288
International Growth	108,181.477	74,929.443	(43,134.829)	139,976.091
Balanced	320,650.834	111,492.984	(54,307.600)	377,836.218

Directed Services, Inc. (GCG):
MidCap Growth	-	-	-	-
Research	-	-	-	-
Total Return	-	-	-	-

Survivor Dimensions      144

Southland Separate Account L1

Notes to Financial Statements (continued)

7. Summary of Changes in Units (continued)

The following schedule summarizes the changes in sub-account units for the year ended December 31, 1999:

Sub-Account	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

The Alger American Funds:
American Small Capitalization	71,702.588	57,637.460	(19,227.980)	110,112.068
American MidCap Growth	61,552.437	53,663.692	(20,724.499)	94,491.630
American Growth	96,519.612	153,296.175	(69,230.848)	180,584.939
American Leveraged AllCap	39,281.333	78,180.937	(28,100.721)	89,361.549

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	35,040.789	48,638.027	(27,085.455)	56,593.361
VIP Growth	67,213.256	78,969.425	(15,455.570)	130,727.111
VIP Overseas	15,284.198	18,894.457	(7,832.409)	26,346.246
VIP Money Market	194,464.915	1,713,763.106	(1,470,502.269)	437,725.752
VIP II Index 500	159,598.401	175,786.128	(29,147.426)	306,237.103
VIP Equity-Income	100,106.288	83,760.337	(22,964.808)	160,901.817
VIP High Income	55,875.183	51,760.130	(20,884.139)	86,751.174
VIP II Contrafund	157,136.563	170,176.289	(40,412.954)	286,899.898
VIP II Investment Grade Bond	34,341.076	48,202.344	(20,269.667)	62,273.753

INVESCO Variable Investment Funds, Inc.:
Equity Income	49,352.422	39,623.897	(14,896.702)	74,079.617
Utilities	11,674.130	35,720.305	(5,764.848)	41,629.587

Janus Aspen Series Funds:
Growth	77,638.452	139,848.728	(49,410.398)	168,076.782
Aggressive Growth	78,750.742	242,015.598	(161,125.993)	159,640.347
Worldwide Growth	133,217.360	99,139.359	(30,465.535)	201,891.184
International Growth	73,359.684	69,642.489	(34,820.696)	108,181.477
Balanced	131,276.187	258,472.945	(69,098.298)	320,650.834

Survivor Dimensions      145

Southland Separate Account L1

Notes to Financial Statements (continued)

7. Summary of Changes in Units (continued)

The following schedule summarizes the changes in sub-account units for the year ended December 31, 1998:

Sub-Account	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

The Alger American Funds:
American Small Capitalization	15,602.470	66,203.578	(10,103.460)	71,702.588
American MidCap Growth	13,909.250	55,156.739	(7,513.552)	61,552.437
American Growth	13,399.380	94,364.654	(11,244.422)	96,519.612
American Leveraged AllCap	8,148.770	36,679.921	(5,547.358)	39,281.333

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	6,482.680	33,107.305	(4,549.196)	35,040.789
VIP Growth	19,868.310	56,789.233	(9,444.287)	67,213.256
VIP Overseas	3,494.450	14,053.495	(2,263.747)	15,284.198
VIP Money Market	115,644.200	1,334,612.678	(1,255,791.963)	194,464.915
VIP II Index 500	28,102.340	153,812.513	(22,316.452)	159,598.401
VIP Equity-Income	25,474.830	84,172.610	(9,541.152)	100,106.288
VIP High Income	11,714.000	48,130.308	(3,969.125)	55,875.183
VIP II Contrafund	31,768.100	146,734.981	(21,366.518)	157,136.563
VIP II Investment Grade Bond	4,900.060	31,738.917	(2,297.901)	34,341.076

INVESCO Variable Investment Funds, Inc.:
Equity Income	11,223.700	43,201.975	(5,073.253)	49,352.422
Utilities	250.460	12,714.459	(1,290.789)	11,674.130

Janus Aspen Series Funds:
Growth	20,034.700	71,997.593	(14,393.841)	77,638.452
Aggressive Growth	8,875.280	79,190.451	(9,314.989)	78,750.742
Worldwide Growth	38,107.830	111,570.199	(16,460.669)	133,217.360
International Growth	12,384.220	68,300.451	(7,324.987)	73,359.684
Balanced	7,592.840	134,182.102	(10,498.755)	131,276.187
Short-Term Bond	1,034.550	739.743	(1,774.293)	-

Survivor Dimensions      146

Southland Separate Account L1

Notes to Financial Statements (continued)

8. Net Assets

Net assets at December 31, 2000 consisted of the following:

Sub-Account	Principal Transactions	Accumulated Investment Income	Accumulated Net Realized Gains (Losses) on Investments	Net Unrealized Gains (Losses) on Investments	Net Assets

The Alger American Funds:
American Small Capitalization	$ 2,008,626	$ 911,494	$ (8,430)	$ (944,336)	$ 1,967,354
American MidCap Growth	2,304,580	445,204	143,325	64,398	2,957,507
American Growth	4,790,552	892,670	397,722	(888,490)	5,192,454
American Leveraged AllCap	3,260,567	367,605	362,589	(586,951)	3,403,810

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	820,096	139,952	(2,638)	(74,431)	882,979
VIP Growth	3,897,776	465,242	164,660	(290,406)	4,237,272
VIP Overseas	474,894	52,099	4,947	(36,198)	495,742
VIP Money Market	2,588,194	410,468	-	-	2,998,662
VIP II Index 500	7,594,724	44,508	533,510	(148,745)	8,023,997
VIP Equity-Income	2,623,142	254,314	(8,057)	169,730	3,039,129
VIP High Income	1,030,965	130,523	(95,087)	(256,672)	809,729
VIP II Contrafund	5,704,130	833,139	219,492	(125,261)	6,631,500
VIP II Investment Grade Bond	959,152	66,135	(1,456)	41,496	1,065,327

INVESCO Variable Investment Funds, Inc.:
Equity Income	1,212,404	120,884	50,698	59,440	1,443,426
Utilities	1,043,170	45,088	52,288	32,191	1,172,737

Janus Aspen Series Funds:
Growth	5,222,095	403,810	475,159	(592,351)	5,508,713
Aggressive Growth	5,159,707	744,169	3,005,402	(3,343,595)	5,565,683
Worldwide Growth	5,003,146	485,973	297,002	267,698	6,053,819
International Growth	2,400,584	131,116	652,174	(97,273)	3,086,601
Balanced	6,494,101	913,327	537,709	(270,235)	7,674,902

Directed Services, Inc. (GCG):
MidCap Growth	-	-	-	-	-
Research	-	-	-	-	-
Total Return	-	-	-	-	-
Total	$64,592,605	$7,857,720	$6,781,009	$(7,019,991)	$72,211,343

Survivor Dimensions      147

APPENDIX A

Factors for the
Guideline Premium/Cash Value Corridor Test
For a Life Insurance Policy

Attained Age of Younger Insured	Factor	Attained Age of Younger Insured	Factor	Attained Age of Younger Insured	Factor	Attained Age of Younger Insured	Factor

0	2.50	25	2.50	50	1.85	75	1.05
1	2.50	26	2.50	51	1.78	76	1.05
2	2.50	27	2.50	52	1.71	77	1.05
3	2.50	28	2.50	53	1.64	78	1.05
4	2.50	29	2.50	54	1.57	79	1.05

5	2.50	30	2.50	55	1.50	80	1.05
6	2.50	31	2.50	56	1.46	81	1.05
7	2.50	32	2.50	57	1.42	82	1.05
8	2.50	33	2.50	58	1.38	83	1.05
9	2.50	34	2.50	59	1.34	84	1.05

10	2.50	35	2.50	60	1.30	85	1.05
11	2.50	36	2.50	61	1.28	86	1.05
12	2.50	37	2.50	62	1.26	87	1.05
13	2.50	38	2.50	63	1.24	88	1.05
14	2.50	39	2.50	64	1.22	89	1.05

15	2.50	40	2.50	65	1.20	90	1.05
16	2.50	41	2.43	66	1.19	91	1.04
17	2.50	42	2.36	67	1.18	92	1.03
18	2.50	43	2.29	68	1.17	93	1.02
19	2.50	44	2.22	69	1.16	94	1.01

20	2.50	45	2.15	70	1.15	95	1.00
21	2.50	46	2.09	71	1.13	96	1.00
22	2.50	47	2.03	72	1.11	97	1.00
23	2.50	48	1.97	73	1.09	98	1.00
24	2.50	49	1.91	74	1.07	99	1.00

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

Survivor Dimensions      148

APPENDIX B

Performance Information

POLICY PERFORMANCE

The following hypothetical performance demonstrates how the actual investment experience of each variable investment option of the separate account affects the cash surrender value, account value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual total return figures reflect the net portfolio's management fees after any voluntary waiver and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The performance is based on the payment of a $10,000 annual premium, received at the beginning of each year, for a hypothetical policy with a $500,000 stated death benefit, the guideline premium test, death benefit option A, issued to a preferred, tobacco non-user male, age 45 and a preferred, tobacco non-user female, age 45. It is assumed that all premiums are allocated to the variable investment option illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, account values and death benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the separate account for mortality and expense risks, and each portfolio's charges and expenses. See Charges and Deductions, page 47.

Survivor Dimensions      149

Past performance is not an indication of future results. Actual investment results may be more or less than those shown in the hypothetical illustrations.

HYPOTHETICAL ILLUSTRATIONS
Tobacco Non-user Male Age 45 Preferred Risk Class			Guideline Premium Test
Tobacco Non-user Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Alger American Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/91	40.39%	7,661	12,148	500,000
12/31/92	12.38%	18,680	23,166	500,000
12/31/93	22.47%	34,142	38,628	500,000
12/31/94	1.45%	42,974	47,461	500,000
12/31/95	36.37%	71,345	75,831	500,000
12/31/96	13.35%	90,719	94,807	500,000
12/31/97	25.75%	124,516	128,205	500,000
12/31/98	48.07%	183,777	187,067	500,000
12/31/99	33.74%	244,034	246,926	500,000
12/31/00	-14.78%	205,225	207,718	500,000

Alger American Leveraged AllCap Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/96	12.04%	5,138	9,625	500,000
12/31/97	19.68%	17,214	21,701	500,000
12/31/98	57.83%	43,112	47,599	500,000
12/31/99	78.06%	94,941	99,427	500,000
12/31/00	-24.83%	75,871	80,357	500,000

Alger American MidCap Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	-1.54%	3,932	8,419	500,000
12/31/95	44.45%	20,054	24,541	500,000
12/31/96	11.90%	32,301	36,788	500,000
12/31/97	15.01%	47,268	51,755	500,000
12/31/98	30.30%	73,497	77,984	500,000
12/31/99	31.85%	109,074	113,162	500,000
12/31/00	9.18%	127,434	131,123	500,000

The assumptions underlying these values are described in Performance Information, page 64.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      150

HYPOTHETICAL ILLUSTRATIONS
Tobacco Non-user Male Age 45 Preferred Risk Class			Guideline Premium Test
Tobacco Non-user Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Alger American Small Capitalization Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/91	57.54%	9,191	13,677	500,000
12/31/92	3.55%	18,402	22,889	500,000
12/31/93	13.28%	30,905	35,391	500,000
12/31/94	-4.38%	37,159	41,645	500,000
12/31/95	44.31%	67,465	71,952	500,000
12/31/96	4.18%	79,011	83,098	500,000
12/31/97	11.39%	96,896	100,585	500,000
12/31/98	15.53%	110,923	114,213	500,000
12/31/99	43.42%	158,327	161,219	500,000
12/31/00	-27.20%	113,001	115,494	500,000

Fidelity VIP Equity-Income Service Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	11.54%	5,094	9,580	500,000
12/31/99	6.25%	14,694	19,180	500,000
12/31/00	8.30%	25,353	29,839	500,000

Fidelity VIP Growth Portfolio Service Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	39.38%	7,571	12,058	500,000
12/31/99	37.29%	23,771	28,257	500,000
12/31/00	-11.05%	27,964	32,450	500,000

The assumptions underlying these values are described in Performance Information, page 64.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      151

HYPOTHETICAL ILLUSTRATIONS
Tobacco Non-user Male Age 45 Preferred Risk Class			Guideline Premium Test
Tobacco Non-user Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Fidelity VIP High Income Service Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	-4.33%	3,685	8,171	500,000
12/31/99	8.25%	13,550	18,036	500,000
12/31/00	-22.54%	15,884	20,370	500,000

Fidelity VIP Overseas Portfolio Service Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	12.69%	5,196	9,683	500,000
12/31/99	42.44%	21,492	25,978	500,000
12/31/00	-19.15%	23,153	27,640	500,000

Fidelity VIP II Asset Manager Portfolio Service Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	14.82%	5,386	9,872	500,000
12/31/99	11.01%	15,889	20,376	500,000
12/31/00	-4.06%	23,045	27,531	500,000

Fidelity VIP II Contrafund Portfolio Service Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	29.94%	6,731	11,217	500,000
12/31/99	24.15%	19,997	24,484	500,000
12/31/00	-6.71%	26,074	30,560	500,000

The assumptions underlying these values are described in Performance Information, page 64.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      152

HYPOTHETICAL ILLUSTRATIONS
Tobacco Non-user Male Age 45 Preferred Risk Class			Guideline Premium Test
Tobacco Non-user Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Fidelity VIP II Index 500 Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/93	9.74%	4,934	9,420	500,000
12/31/94	1.04%	13,577	18,063	500,000
12/31/95	37.19%	31,891	36,377	500,000
12/31/96	22.71%	50,259	54,745	500,000
12/31/97	32.82%	78,951	83,437	500,000
12/31/98	28.31%	112,961	117,049	500,000
12/31/99	20.52%	145,742	149,431	500,000
12/31/00	-9.30%	130,210	133,501	500,000

Fidelity VIP II Investment Grade Bond
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/91	16.38%	5,524	10,011	500,000
12/31/92	6.65%	15,222	19,709	500,000
12/31/93	10.96%	26,675	31,162	500,000
12/31/94	-3.76%	33,397	37,883	500,000
12/31/95	17.32%	49,558	54,044	500,000
12/31/96	3.19%	59,899	63,986	500,000
12/31/97	9.06%	74,119	77,808	500,000
12/31/98	8.85%	79,709	83,000	500,000
12/31/99	-1.05%	77,558	80,450	500,000
12/31/00	11.22%	85,108	87,601	500,000

The assumptions underlying these values are described in Performance Information, page 64.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      153

HYPOTHETICAL ILLUSTRATIONS
Tobacco Non-user Male Age 45 Preferred Risk Class			Guideline Premium Test
Tobacco Non-user Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

The GCG Trust Fully Managed Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/91	28.93%	6,641	11,127	500,000
12/31/92	6.23%	16,319	20,805	500,000
12/31/93	7.59%	26,888	31,374	500,000
12/31/94	-7.27%	32,198	36,684	500,000
12/31/95	20.80%	49,737	54,223	500,000
12/31/96	16.36%	68,322	72,410	500,000
12/31/97	15.27%	88,200	91,889	500,000
12/31/98	5.89%	92,224	95,515	500,000
12/31/99	6.92%	97,345	100,237	500,000
12/31/00	21.97%	117,563	120,056	500,000

The GCG Trust Liquid Asset Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/91	5.66%	4,572	9,058	500,000
12/31/92	3.13%	13,587	18,073	500,000
12/31/93	2.64%	22,649	27,136	500,000
12/31/94	3.89%	32,290	36,776	500,000
12/31/95	5.51%	42,922	47,408	500,000
12/31/96	5.01%	54,126	58,214	500,000
12/31/97	5.07%	65,244	68,933	500,000
12/31/98	5.13%	67,606	70,897	500,000
12/31/99	4.74%	69,722	72,614	500,000
12/31/00	6.05%	72,770	75,263	500,000

The GCG Trust Mid-Cap Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	79.05%	11,111	15,597	500,000
12/31/00	8.18%	21,500	25,986	500,000

The assumptions underlying these values are described in Performance Information, page 64.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      154

HYPOTHETICAL ILLUSTRATIONS
Tobacco Non-user Male Age 45 Preferred Risk Class			Guideline Premium Test
Tobacco Non-user Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

The GCG Trust Research Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	24.23%	6,222	10,709	500,000
12/31/00	-4.54%	13,780	18,267	500,000

The GCG Trust Total Return Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	3.38%	4,369	8,856	500,000
12/31/00	16.50%	15,740	20,227	500,000

INVESCO VIF-Equity Income Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	29.25%	6,669	11,156	500,000
12/31/96	22.28%	19,549	24,035	500,000
12/31/97	28.17%	37,061	41,547	500,000
12/31/98	15.30%	52,839	57,325	500,000
12/31/99	14.84%	70,539	75,026	500,000
12/31/00	4.87%	82,759	86,847	500,000

INVESCO VIF-Utilities Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	9.08%	4,875	9,362	500,000
12/31/96	12.76%	15,646	20,132	500,000
12/31/97	23.41%	30,730	35,216	500,000
12/31/98	25.48%	50,059	54,546	500,000
12/31/99	19.13%	70,074	74,561	500,000
12/31/00	5.28%	82,615	86,703	500,000

The assumptions underlying these values are described in Performance Information, page 64.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      155

HYPOTHETICAL ILLUSTRATIONS
Tobacco Non-user Male Age 45 Preferred Risk Class			Guideline Premium Test
Tobacco Non-user Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Janus Aspen Aggressive Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	16.19%	5,507	9,994	500,000
12/31/95	27.28%	19,080	23,567	500,000
12/31/96	7.33%	29,749	34,235	500,000
12/31/97	12.29%	43,194	47,681	500,000
12/31/98	33.33%	69,936	74,422	500,000
12/31/99	1.22%	79,119	83,207	500,000
12/31/00	-31.78%	57,839	61,528	500,000

Janus Aspen Balanced Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	0.84%	4,144	8,630	500,000
12/31/95	24.79%	16,926	21,412	500,000
12/31/96	15.94%	30,047	34,534	500,000
12/31/97	21.68%	47,573	52,059	500,000
12/31/98	34.03%	76,146	80,632	500,000
12/31/99	26.03%	107,369	111,457	500,000
12/31/00	-2.55%	111,655	115,344	500,000

Janus Aspen Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	2.58%	4,298	8,785	500,000
12/31/95	29.92%	18,019	22,506	500,000
12/31/96	17.73%	31,862	36,349	500,000
12/31/97	21.84%	49,834	54,320	500,000
12/31/98	34.71%	79,576	84,063	500,000
12/31/99	42.50%	126,837	130,924	500,000
12/31/00	-14.75%	113,619	117,309	500,000

The assumptions underlying these values are described in Performance Information, page 64.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      156

HYPOTHETICAL ILLUSTRATIONS
Tobacco Non-user Male Age 45 Preferred Risk Class			Guideline Premium Test
Tobacco Non-user Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Janus Aspen International Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	23.15%	6,126	10,613	500,000
12/31/96	34.07%	21,179	25,666	500,000
12/31/97	17.22%	35,374	39,861	500,000
12/31/98	16.14%	51,318	55,805	500,000
12/31/99	78.93%	109,945	114,431	500,000
12/31/00	-16.14%	98,044	102,132	500,000

Janus Aspen Worldwide Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	1.47%	4,200	8,686	500,000
12/31/95	27.25%	17,425	21,912	500,000
12/31/96	28.21%	34,375	38,862	500,000
12/31/97	20.90%	52,423	56,910	500,000
12/31/98	27.13%	78,087	82,573	500,000
12/31/99	62.98%	143,311	147,399	500,000
12/31/00	-15.99%	125,629	129,318	500,000

Pilgrim Growth Opportunities Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit

	This fund is too new for experience to be shown

Pilgrim MagnaCap Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit

	This fund is too new for experience to be shown

The assumptions underlying these values are described in Performance Information, page 64.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      157

HYPOTHETICAL ILLUSTRATIONS
Tobacco Non-user Male Age 45 Preferred Risk Class			Guideline Premium Test
Tobacco Non-user Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Pilgrim MidCap Opportunities Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit

	This fund is too new for experience to be shown

Pilgrim SmallCap Opportunities Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	21.39%	5,970	10,456	500,000
12/31/96	13.61%	17,032	21,519	500,000
12/31/97	15.81%	30,130	34,617	500,000
12/31/98	17.30%	45,782	50,269	500,000
12/31/99	141.03%	136,601	141,087	500,000
12/31/00	1.09%	145,817	149,905	500,000

Putnam VT Growth and Income Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	1.46%	4,199	8,685	500,000
12/31/00	7.92%	14,043	18,530	500,000

Putnam VT New Opportunities Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	69.10%	10,222	14,709	500,000
12/31/00	-26.20%	12,491	16,978	500,000

Putnam VT Small Cap Value Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/00	24.44%	6,241	10,728	500,000

The assumptions underlying these values are described in Performance Information, page 64.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      158

HYPOTHETICAL ILLUSTRATIONS
Tobacco Non-user Male Age 45 Preferred Risk Class			Guideline Premium Test
Tobacco Non-user Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Putnam VT Voyager Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	58.01%	9,233	13,719	500,000
12/31/00	-16.54%	13,934	18,421	500,000

The assumptions underlying these values are described in Performance Information, page 64.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      159

Part II

UNDERTAKING TO FILE REPORTS

Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed with the Commission on December 19, 2000.

RULE 484 UNDERTAKING

Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed with the Commission on December 19, 2000.

REPRESENTATIONS PURSUANT TO SECTION 26(e)(2)(A)

Southland Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Southland Life Insurance Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus.
     Undertaking to file reports.
     Rule 484 undertaking.
     Representations pursuant to Section 26(e)(2)(A).
     The signatures.
     Written consents of the following persons:
          James L. Livingston, Jr. (See Exhibit 6A.).
          Ernst & Young LLP (See Exhibit 7A.).
          Sutherland Asbill & Brennan LLP (See Exhibit 7B.).

The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

1.A.	(1)	Resolution of the Board of Directors of Southland Life Insurance Company establishing Southland Separate Account L1.[1]
	(2)	Not Applicable.
	(3)	(a)	Form of Underwriting Agreement between Southland Life Insurance Company and ING America Equities, Inc.[2]
		(b)	Distribution Agreement.[17]
(i) Amendment to Southland Life Insurance Company Distribution Agreement.[9]
(ii) Form of Wholesaling Agreement.[9]
(iii) Form of IIG Master Sales and Supervisory Agreement.[9]
(iv) Form of Broker-Dealer Supervisory and Selling Agreement for Variable Contracts.[9]
		(c)	Schedule of Sales Commissions.[13]
(i) Compensation Schedule (Bonus Schedule).
	(4)	Not applicable.
	(5)	(a)	Specimen Survivor Dimensions Universal Life Insurance Policy (Form No. 15291-00) 12/14/00.[13]
(i) Single Life Term Insurance Rider (Insured #1)(Form No. 15289-00).[13]
(ii) Single Life Term Insurance Rider (Insured #2)(Form No. 15290-00).[13]
(iii) Adjustable Term Insurance Rider (Form No. 15288-00).[13]
	(6)	(a)	Amended and restated Articles of Incorporation of Southland Life Insurance Company.[3]
		(b)	By-laws of Southland Life Insurance Company.[2]
	(7)	Not applicable.
	(8)	(a)	Form of participation/distribution agreement between The Alger American Fund and the Company.[3]
		(b)	Form of participation/distribution agreement between Fidelity Variable Insurance Products Fund and the Company.[3]
(i) Amendment dated October 5, 2000, to the participation/distribution agreement between Fidelity Variable Insurance Products Fund and Southland Life Insurance Company.[13]
(ii) Amendment dated November 1, 2000, to the participation/distribution agreement between Fidelity Variable Insurance Products Fund and Southland Life Insurance Company.[13]
(iii) Form of Amendment to the participation/distribution agreement between Fidelity Variable Insurance Products Fund and Southland Life Insurance Company.[17]
		(c)	Form of participation/distribution agreement between Fidelity Variable Insurance Products Fund II and the Company.[3]
(i) Amendment dated October 5, 2000, to the participation/distribution agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company.[13]
(ii) Amendment dated November 1, 2000, to the participation/distribution agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company.[13]
(iii) Amendment to the participation/distribution agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company.[11]
(iv) Form of Amendment to the participation/distribution agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company.[17]
		(d)	Form of participation/distribution agreement between INVESCO Variable Investment Funds, Inc. and the Company.[3]
(i) Amendment dated October 4, 2000, to the participation/distribution agreement between INVESCO Variable Investment Funds, Inc. and Southland Life Insurance Company.[13]
		(e)	Form of participation/distribution agreement between Janus Aspen Series and the Company.[3]
		(f)	Form of administrative services agreement between Security Life of Denver Insurance Company and Southland Life Insurance Company.[9]
		(g)	Form of administrative services agreement between INVESCO Funds Group, Inc. and Southland Life Insurance Company.[9]
		(h)	Form of Service Agreement between Southland Life Insurance Company and Fred Alger Management, Inc.[10]
		(i)	Form of participation agreement among The Alger American Fund, Fred Alger Management, Inc. and Southland Life Insurance Company.[11]
		(j)	Form of distribution and shareholder services agreement between Janus Distributors, Inc. and Southland Life Insurance Company.[13]
		(k)	Form of participation agreement between Janus Aspen Series (Service Shares) and Southland Life Insurance Company.[13]
(i) Amendment dated December 29, 2000, to the participation agreement between Janus Aspen Series (Service Shares) and Southland Life Insurance Company.[11]
		(l)	Form of participation agreement among The GCG Trust, Directed Services, Inc. and Southland Life Insurance Company.[13]
(i) Amendment dated December 29, 2000, to the participation agreement among The GCG Trust, Directed Services, Inc. and Southland Life Insurance Company.[11]
		(m)	Form of administrative and shareholder service agreement between Directed Services, Inc. and Southland Life Insurance Company.[11]
		(n)	Form of Participation Agreement among Security Life of Denver Insurance Company and Southland Life Insurance Company, Pilgrim Variable Products Trust and ING Pilgrim Investments, LLC.[15]
		(o)	Form of Participation Agreement among Security Life of Denver Insurance Company and Southland Life Insurance Company, Putnam Variable Trust and Putnam Retail Management, Inc.[15]
		(p)	Form of Administrative and Shareholder Service Agreement among ING Pilgrim Investments, LLC, Security Life of Denver Insurance Company and Southland Life Insurance Company.[15]
	(9)	Not applicable.
	(10)	Application form.
		(a)	Southland Life Variable Universal Life Insurance Application.[10]
(i) Application Insert Investment Feature Selection Form (Form No. 21-420).[16]
	(11)	Description of issuance, transfer and redemption procedures.

	B.	Not applicable.

	C.	Not applicable.

2.	Opinion and Consent of Gary W. Waggoner.

3.	Not applicable.

4.	Not applicable.

5.	Not applicable.

6A.	Opinion and Consent of James L. Livingston, Jr.

7A.	Consent of Ernst & Young LLP.
B.	Consent of Sutherland Asbill & Brennan LLP.

8.	Not applicable.

10.	Powers of Attorney.[17]

_____________________

[1]	Incorporated by reference to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on October 6, 1995.

[2]	Incorporated by reference to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed with the Commission on February 17, 1995.

[3]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed with the Commission on September 29, 1995.

[4]	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on May 10, 1996.

[5]	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on July 30, 1996.

[6]	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on October 25, 1996.

[7]	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on April 30, 1997.

[8]	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on April 29, 1999.

[9]	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on May 1, 2000.

[10]	Incorporated by reference to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed with the Commission on September 21, 2000.

[11]	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on October 13, 2000.

[12]	Incorporated by reference to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-49880) filed with the Commission on November 20, 2000.

[13]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed with the Commission on December 19, 2000.

[14]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-49880) filed with the Commission on January 25, 2001.

[15]	Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 19, 2001 (File No. 33-74190).

[16]	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-49880) filed with the Commission on April 24, 2001.

[17]	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on April 24, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Southland Life Insurance Company and the Registrant, Southland Separate Account L1, certify that they meet all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under Securities Act of 1933 and have duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on their behalf by the undersigned, hereunto duly authorized, and their seal to be hereunto fixed and attested, all in the City and County of Denver and the State of Colorado on the 16th day of April, 2001.

Southland Life Insurance Company (Depositor)

By: /s/ James L. Livingston, Jr. James L. Livingston, Jr. Executive Vice President and Chief Actuary

(Seal)

Attest:

By: /s/ Gary W. Waggoner
       Gary W. Waggoner

Southland Separate Account L1 (Registrant)

By: /s/ James L. Livingston, Jr. James L. Livingston, Jr. Executive Vice President and Chief Actuary

(SEAL)

Attest:

By: /s/ Gary W. Waggoner
       Gary W. Waggoner

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities with Southland Life Insurance Company and on the date indicated.

PRINCIPAL EXECUTIVE OFFICERS

/s/ James L. Livingston, Jr.
James L. Livingston, Jr.
Executive Vice President and Chief Actuary

/s/ Douglas W. Campbell
Douglas W. Campbell
Senior Vice President

CHIEF FINANCIAL OFFICER:

/s/ Wayne R. Huneke
Wayne R. Huneke*
Chief Financial Officer and Director

DIRECTORS:

/s/ Robert C. Salipante
Robert C. Salipante*

/s/ Mark A. Tullis
Mark A. Tullis*

/s/ Thomas J. McInerney
Thomas J. McInerney*

* BY: Stephen M. Christopher
          Stephen M. Christopher
          Attorney-in-Fact

          April 18, 2001

Exhibit Index

Exhibit No.	Description of Exhibit

1.A.(3)(c)(i)	Compensation Schedule (Bonus Schedule).
1.A.(11)	Issuance, Transfer and Redemption Procedures Memorandum

2.	Opinion and Consent of Gary W. Waggoner.

6.A.	Opinion and Consent of James L. Livingston, Jr.

7.A.	Consent of Ernst & Young LLP
B.	Consent of Sutherland Asbill & Brennan LLP